[front cover]


November 30, 2000

AMERICAN CENTURY
Annual Report

International Growth
International Discovery
Emerging Markets
Global Growth


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Review the day's market activity at www.americancentury.com

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[left margin]

  INTERNATIONAL GROWTH
  (TWIEX)
--------------------------

  INTERNATIONAL DISCOVERY
  (TWEGX)
--------------------------

  EMERGING MARKETS
  (TWMIX)
--------------------------

  GLOBAL GROWTH
  (TWGGX)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III and James E. Stowers Jr.]

James E. Stowers, Jr., standing, with James E. Stowers III

     The steep correction in U.S. technology stocks that began last spring rippled through global stock markets, leading to diminished returns for international investors. Despite this difficult climate, American Century's global and international equity funds all turned in performance ahead of their benchmarks for the year ended November 30, 2000.

     Turning to corporate matters, in late December, Chase Manhattan Corp. completed its merger with J.P. Morgan & Co., Inc., which has been a substantial minority shareholder in American Century Companies, Inc., since 1998. Corporate control of American Century is not affected by this transaction. We are pleased to welcome Chase as a new shareholder in American Century, and look forward to working with J.P. Morgan Chase, as the new enterprise will be called, for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation, working to develop the next generation of portfolio management technologies. However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/signature/                        /signature/
James E. Stowers, Jr.              James E. Stowers III
Founder and Chairman               Co-Chairman of the Board


{right margin]

                               Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

INTERNATIONAL GROWTH
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Schedule of Investments ................................................    8

INTERNATIONAL DISCOVERY
   Performance Information ................................................   11
   Management Q&A .........................................................   12
   Schedule of Investments ................................................   15

EMERGING MARKETS
   Performance Information ................................................   18
   Management Q&A .........................................................   19
   Schedule of Investments ................................................   22

GLOBAL GROWTH
   Performance Information ................................................   25
   Management Q&A .........................................................   26
   Schedule of Investments ................................................   29

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   32
   Statement of Operations ................................................   33
   Statement of Changes
      in Net Assets .......................................................   34
   Notes to Financial
      Statements ..........................................................   36
   Financial Highlights ...................................................   42

OTHER INFORMATION
   Independent Auditors'
      Report ..............................................................   54
   Share Class and Retirement
      Account Information .................................................   55
   Background Information
      Portfolio Managers ..................................................   56
      Investment Philosophy
         and Policies .....................................................   56
      How Currency Returns Affect
         Fund Performance .................................................   56
      Comparative Indices .................................................   57
   Glossary ...............................................................   58


                                                  www.americancentury.com     1


Report Highlights
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH

* International Growth declined 2.47% for the 12 months ended November 30, 2000, but finished well ahead of its benchmark, the Morgan Stanley Capital International EAFE Index, which fell 9.67%.

* After benefiting from unprecedented advances among technology companies, International Growth reduced its position in that sector and shifted its investments to businesses benefiting from changes sweeping the global economy.

* The fund made the financial sector its largest stake to take advantage of an emerging equity culture abroad that is creating increased demand for investment services.

INTERNATIONAL DISCOVERY

* After posting positive results for the first six months of the period, International Discovery surrendered its gains in one of the most volatile periods in recent memory. The fund ended the year with a decline of 1.27%, but outperformed its benchmark, the Morgan Stanley Capital International EAFE Index, which fell 9.67%.

* As the market retreated, Discovery's investment approach guided the fund away from technology-related holdings. Due to the market's sensitivity to earnings shortfalls, the management team intensified its focus on companies with visible sources of future revenue that should translate into a predictable earnings stream.

* The fund continues to benefit from investments in financial services companies that serve Europeans who, in the wake of pension reform, find themselves responsible for their own retirement planning.

EMERGING MARKETS

* Emerging Markets declined 16.73% for the year ended November 30, 2000, but outperformed its benchmark, the EAFE Emerging Markets Free Index, which fell 23.63%.

* Rising interest rates and higher oil prices impacted many emerging economies. Our bottom-up approach led us to several energy firms that were exceptionally well positioned to benefit from higher prices.

* Emerging Markets also found success in several metals and mining firms that produce Palladium, a metal in high demand by car manufacturers.

* The fund's stake in technology firms added to performance earlier in the year and detracted from it when technology shares corrected. Emerging Markets exposure to technology was reduced during the period.

GLOBAL GROWTH

* Global Growth gained 8.81% for the year ended November 30, 2000, far surpassing its benchmark, the Morgan Stanley Capital International World Free Index, which fell 7.64%.

* Technology holdings benefited the fund early in the fiscal year, but Global Growth reduced its exposure in that sector as evidence mounted that high-valuation technology companies would not be able to sustain their growth rates.

* The financial sector became the fund's largest stake, with investments ranging from the world's biggest banks to smaller firms benefiting from local demand for financial services.


[left margin]

                            INTERNATIONAL GROWTH(1)
                                    (TWIEX)
       TOTAL RETURNS:                                     AS OF 11/30/00
          6 Months                                               -11.98%(2)
          1 Year                                                  -2.47%
       INCEPTION DATE:                                            5/9/91
       NET ASSETS:                                          $5.0 billion(3)

                           INTERNATIONAL DISCOVERY(1)
                                    (TWEGX)
       TOTAL RETURNS:                                     AS OF 11/30/00
          6 Months                                               -14.02%(2)
          1 Year                                                  -1.27%
       INCEPTION DATE:                                            4/1/94
       NET ASSETS:                                          $1.8 billion(3)

                              EMERGING MARKETS(1)
                                    (TWMIX)
       TOTAL RETURNS:                                     AS OF 11/30/00
          6 Months                                               -25.24%(2)
          1 Year                                                 -16.73%
       INCEPTION DATE:                                           9/30/97
       NET ASSETS:                                         $98.8 million(3)

                                GLOBAL GROWTH(1)
                                    (TWGGX)
       TOTAL RETURNS:                                     AS OF 11/30/00
          6 Months                                                -5.52%(2)
          1 Year                                                   8.81%
       INCEPTION DATE:                                           12/1/98
       NET ASSETS:                                        $418.0 million(3)

(1)  Investor Class.

(2)  Not annualized.

(3)  Includes Investor, Advisor, and Institutional classes.

Investment terms are defined in the Glossary on pages 58-59.


2     1-800-345-2021


Market Perspective from Henrik Strabo
--------------------------------------------------------------------------------

[photo of Henrik Strabo]

Henrik Strabo, chief investment officer, international equities

      The 12 months ended November 30, 2000, represent one of the most volatile periods ever for investors in international markets. Despite the turmoil, our global and international funds outperformed their respective benchmarks and exceeded the average returns of their respective peer groups.

      In what now seems like a distant memory, international investors entered 2000 still infatuated with "new economy" stocks, especially "TMT" stocks: technology, media, and telecommunications businesses, whose profits were buoyed by the marriage of wireless communications and the Internet, corporate technology spending, and frankly, some rampant speculation. By early March, when technology-laden indices in the United States and abroad were approaching their highs for the year, our international funds had posted strong double-digit increases, ranging from 39% to 69%.

      Unfortunately, from that point on, international investors were forced to surrender their gains as rising interest rates and escalating energy costs jeopardized corporate earnings and one technology bellwether after another warned of slower growth. With valuations on tech stocks at dizzying levels, investors were extraordinarily sensitive to earnings shortfalls. They took the broad Morgan Stanley Capital International EAFE Index down 17% between March and the end of November. Indices weighted in technology issues fell three and four times as far.

      In addition, a sagging euro (the European common currency) magnified the correction in overseas markets for U.S.-based investors. The euro fell to a record low in 2000 as capital persistently flowed out of Europe and into markets and companies in the United States.

      Meanwhile, in Japan, the story remained mostly negative for growth stocks. The Japanese economy is in its tenth year of economic malaise and corporate reform and restructuring there has stalled, in sharp contrast to the new equity culture that is energizing European businesses and capital markets.

THE OPPORTUNITIES HAVE NOT CHANGED

      Despite the current market turbulence, we think international investors can look to the future with optimism. Regardless of the recent shakeout, technology is going to continue to play a crucial role in global economies. In just a few short years, the Internet has permanently changed the way we live, work, shop, educate, and entertain ourselves. There's more to come. The next generation of wireless technology promises anywhere-anytime access to the World Wide Web. Imagine the services for businesses and consumers that will follow.

      Simultaneously, economic reform continues to unfold around the world. In Europe, deregulation, privatization, pension and tax reform, and vibrant equity markets are creating new business opportunities. Chief among them is a growing financial services industry that is serving millions of new investors who are taking charge of their retirement planning.

      We have great confidence in the ability of our growth-oriented investment process to direct us to companies that are leading these and other changes around the world. Moreover, it is during times of uncertainty that the value of highly disciplined equity investing is most evident. Rest assured that we will rigorously follow our long-held strategy of identifying and owning businesses demonstrating strong, sustainable growth. Your investment team is dedicated to the goal of providing you with superior results over time.


[right margin]

MARKET RETURNS
FOR THE 12 MONTHS ENDED NOVEMBER 30, 2000

MSCI EAFE                          -9.67%
MSCI EMERGING MARKETS FREE        -23.63%
MSCI WORLD FREE                    -7.64%

Source: Lipper Inc.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED NOVEMBER 30, 2000

[data for line chart]

                 MSCI EAFE Index   MSCI EMF Index   MSCI World Free Index
11/30/1999           $1.00             $1.00               $1.00
12/31/1999           $1.09             $1.13               $1.08
 1/31/2000           $1.02             $1.13               $1.02
 2/29/2000           $1.05             $1.15               $1.02
 3/31/2000           $1.09             $1.15               $1.09
 4/30/2000           $1.03             $1.05               $1.05
 5/31/2000           $1.01             $1.00               $1.02
 6/30/2000           $1.05             $1.04               $1.05
 7/31/2000           $1.00             $0.98               $1.02
 8/31/2000           $1.01             $0.99               $1.06
 9/30/2000           $0.96             $0.90               $1.00
10/31/2000           $0.94             $0.84               $0.98
11/30/2000           $0.90             $0.76               $0.92


                                                  www.americancentury.com     3


International Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2000

                           INVESTOR CLASS                 ADVISOR CLASS               INSTITUTIONAL CLASS
                         (INCEPTION 5/9/91)            (INCEPTION 10/2/96)            (INCEPTION 11/20/97)

                     INTERNATIONAL                  INTERNATIONAL                  INTERNATIONAL
                        GROWTH       MSCI EAFE         GROWTH       MSCI EAFE         GROWTH       MSCI EAFE

6 MONTHS(1)            -11.98%        -10.23%         -12.01%        -10.23%         -11.96%        -10.23%
1 YEAR                  -2.47%         -9.67%          -2.72%         -9.67%          -2.35%         -9.67%
==================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                 17.67%          8.40%          17.41%          8.40%          17.90%          8.40%
5 YEARS                 17.51%          7.23%            --             --              --             --
LIFE OF FUND            14.96%          7.31%(2)       17.86%          6.61%(3)       17.59%          8.40%(4)

(1)  Returns for periods less than one year are not annualized.

(2) Since 4/30/91, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

(4) Since 11/30/97, the date nearest the class's inception for which data are available.

See pages 55-59 for information about share classes, the MSCI EAFE Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made 5/9/91

[data for mountain chart below]

Value on 11/30/2000
International Growth   $37,937
MSCI EAFE              $22,264

                International Growth       MSCI EAFE
Date                  Value                  Value
 5/9/1991            $10,000                $10,000
 6/30/1991            $9,784                 $9,362
 9/30/1991           $10,431                $10,164
12/31/1991           $11,014                $10,335
 3/31/1992           $11,642                 $9,108
 6/30/1992           $12,348                 $9,300
 9/30/1992           $11,838                 $9,441
12/31/1992           $11,547                 $9,077
 3/31/1993           $12,541                $10,165
 6/30/1993           $13,069                $11,187
 9/30/1993           $13,921                $11,929
12/31/1993           $16,472                $12,032
 3/31/1994           $15,872                $12,453
 6/30/1994           $16,086                $13,089
 9/30/1994           $16,664                $13,102
12/31/1994           $15,687                $12,969
 3/31/1995           $15,170                $13,210
 6/30/1995           $16,048                $13,306
 9/30/1995           $16,905                $13,861
12/31/1995           $17,552                $14,422
 3/31/1996           $17,958                $14,839
 6/30/1996           $18,815                $15,074
 9/30/1996           $18,860                $15,054
12/31/1996           $20,084                $15,293
 3/31/1997           $21,194                $15,053
 6/30/1997           $24,070                $17,007
 9/30/1997           $24,978                $16,888
12/31/1997           $24,044                $15,566
 3/31/1998           $28,360                $17,856
 6/30/1998           $30,268                $18,045
 9/30/1998           $24,838                $15,481
12/31/1998           $28,616                $18,679
 3/31/1999           $28,976                $18,939
 6/30/1999           $30,648                $19,420
 9/30/1999           $31,755                $20,272
12/31/1999           $47,057                $23,717
 3/31/2000           $49,170                $23,690
 6/30/2000           $44,765                $22,752
 9/30/2000           $41,900                $20,916
11/30/2000           $37,937                $22,264

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI EAFE Index is provided for comparison in each graph. Index performance is based on returns since 4/30/91, the date nearest the Investor Class's inception for which data are available. International Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

[data for bar chart below]

                 International Growth      MSCI EAFE Index
Date                   Return                  Return
11/30/1991              2.50%                  -2.74%
11/30/1992              8.77%                  -8.11%
11/30/1993             31.04%                  24.27%
11/30/1994              7.28%                  14.84%
11/30/1995              5.93%                   7.57%
11/30/1996             16.35%                  11.76%
11/30/1997             18.12%                  -0.40%
11/30/1998             16.74%                  16.45%
11/30/1999             43.22%                  21.10%
11/30/2000             -2.47%                  -9.67%

* From 5/31/91 to 11/30/91.


4     1-800-345-2021


International Growth--Q&A
--------------------------------------------------------------------------------

[photo of Mark Kopinski and Henrik Strabo]

     An interview with Mark Kopinski and Henrik Strabo, portfolio managers on the International Growth team.

HOW DID INTERNATIONAL GROWTH PERFORM FOR THE YEAR ENDED NOVEMBER 30, 2000?

     International Growth posted a modest decline of 2.47% for the period, which saw international markets endure a steep correction*. The fund finished well ahead of its benchmark, the Morgan Stanley Capital International EAFE Index, which fell 9.67%. It also compared favorably with its peers. The 678 international funds tracked by Lipper Inc. dipped an average of 8.92%.

     The disciplined investment approach our team follows is designed to provide superior results over time, and our longer-term investors have not been disappointed. International Growth has provided an annualized return of 17.51% over the past five years, twice EAFE's 7.23%. Since its introduction in May 1991, the fund has generated an annualized return of 14.96%, against 7.31% for the benchmark.

THIS WAS ONE OF THE MORE REMARKABLE PERIODS FOR INVESTORS IN RECENT MEMORY. GIVE US YOUR PERSPECTIVE ON THE CHANGES.

     Much of the activity in world markets mirrored what was occurring in the United States. As we entered 2000, "TMT" stocks -- stocks of technology, media, and telecommunications companies -- dominated the investment landscape and led most international markets higher. They also were among International Growth's largest positions.

     Many of those companies experienced nearly unprecedented advances. In the United States, the tech-heavy Nasdaq soared 51% from the beginning of our fiscal year until its high on March 10. That rising tide lifted the stocks of companies around the world.

     But against a backdrop of rising interest rates, higher energy costs, and slowing economic growth, there was growing evidence as the period progressed that many of those companies could not sustain the growth necessary to support their high valuations.

HOW DID INTERNATIONAL GROWTH RESPOND TO THE CHANGES?

     We followed our process, which identified deceleration of growth in a number of technology, media, and telecommunications companies. We moved investments from companies whose fundamentals were slowing to businesses in position to benefit from changes now sweeping the global economy. In fact, by the end of the period, our technology stake had been cut in half, from 21% of the fund to 11%.

     The transition of International Growth's portfolio was most pronounced in the telecommunications realm, especially our stake in wireless communications, which fell from 24% of assets to just 2%. This occurred due to signs of slowing growth in the number of subscribers and average revenue per user. Nevertheless, that corner of the telecom sector contributed the most to our 12-month results, due primarily to the remarkable price appreciation wireless stocks experienced early in the period.

     Many of our technology positions were businesses associated with the cellular industry, companies such as Ericsson


[right margin]

"OUR INVESTMENTS ARE BASED ON A COMPANY'S FUNDAMENTALS, AND IF THEY DON'T LIVE UP TO OUR EXPECTATIONS, WE REDUCE OUR POSITION AND INVEST IN STRONGER OPPORTUNITIES."

PORTFOLIO AT A GLANCE
                                               11/30/00          11/30/99
NO. OF COMPANIES                                  122               137
MEDIAN MARKET                                    $13.7             $13.4
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $36.6             $49.0
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                               116%              117%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.20%             1.27%

Investment terms are defined in the Glossary on pages 58-59.

* All fund returns referenced in this interview are for Investor Class shares.


                                                  www.americancentury.com     5


International Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

Telephone Co. in Sweden and Finland's Nokia Corp. Both were among our 10-largest holdings at the midpoint of the period and had been strong contributors to International Growth for some time. Today, Ericsson and Nokia represent much smaller holdings, as we reacted to growing evidence that they would not be able to sustain the accelerating growth that led us to them originally.

HOW WOULD YOU CHARACTERIZE THIS CHANGE IN DIRECTION?

     It's an excellent example of our investment approach in action. We want to own companies whose top and bottom lines are growing. That growth may be occurring due to a new product impacting the company's profitability, or it may be a broad-based improvement in the industry, which benefits the company.

     The current transition in our portfolio underscores the fact that we're equally zealous on the sell side. Our investments are based on a company's fundamentals, and, if they don't live up to our expectations, we reduce our position and invest in stronger opportunities. When the ability of many of our technology holdings to sustain their accelerating growth came into question, we began to transition the fund.

WHERE DID THAT SEARCH LEAD YOU?

     We continued to find opportunity in financial companies, which we believe are poised to take advantage of changes that could be especially significant in Europe. Many Europeans are shifting from traditional savings accounts to investing in mutual funds and individual securities, a change that's creating increasing demand abroad for financial services companies.

     This movement stems partly from the growing awareness among individuals in many countries that government pensions alone won't be enough to live on after they retire. Of course, the companies that stand to benefit from this shift are mainly in the financial sector, where we increased our holdings from about 10% to 25% of investments, our largest sector stake.

     That change was also driven by the emergence of a genuine "equity culture" in Europe. That's evident in the growth of assets in mutual funds. Five years ago in Europe, there was about $1.7 trillion in mutual funds. In 2000, it was the equivalent of $3.5 trillion. There are also new markets on the scene, such as France's Nouveau Marche and Germany's Neuer Markt. People who previously have not owned stocks are increasingly willing to invest because many companies are far more responsive to shareholders than they were in the past, making corporate decisions that center on the interest of investors.

     The Julius Baer Group is an example of a company that's benefiting from the changing attitude toward investing. Baer is one of Switzerland's leading banks, and provides financial counseling and services for private and institutional investors across Europe. Its assets under management rose 14% in the first half of 2000, which helped drive investment advisory fees up 66% during the same time. We increased our stake in Baer during the second six months, and it was among International Growth's top contributors in that period, rising 31%.

     Alleanza Assicurazioni, Italy's biggest life insurer, is another example of how we moved to take advantage of change. Alleanza specializes in life insurance and, through subsidiaries, offers a variety of financial services--pension plans, investment funds, mortgages, brokerages, loans, and real estate investments. There's increasing demand for all those services as the investing culture

[left margin]

TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
                                             AS OF             AS OF
                                           11/30/00           5/31/00
NOVARTIS AG                                  2.4%              1.0%
TYCO INTERNATIONAL LTD.                      2.1%              1.2%
NOVO NORDISK A/S CL B                        2.0%              1.3%
ING GROEP N.V.                               1.9%              0.7%
AXA                                          1.9%              1.2%
SUEZ LYONNAISE DES
     EAUX                                    1.9%              1.4%
ALLEANZA ASSICURAZIONI                       1.7%              0.7%
JULIUS BAER HOLDING AG                       1.7%              0.8%
AVENTIS SA                                   1.6%              0.4%
REED INTERNATIONAL
     PLC                                     1.5%               --

TOP FIVE SECTORS
                                              % OF FUND INVESTMENTS
                                             AS OF             AS OF
                                           11/30/00           5/31/00
FINANCIAL                                   25.5%              14.4%
HEALTH CARE                                 11.4%               4.0%
TECHNOLOGY                                  11.3%              26.6%
COMMERCIAL SERVICES                         10.2%              10.0%
CONSUMER SERVICES                            6.3%               8.9%


6     1-800-345-2021


International Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

evolves in Europe and elsewhere. Alleanza became one of our 10-largest positions, and topped International Growth's list of contributors in the second half, advancing 45%.

WERE THERE ANY OTHER CHANGES THAT CONTRIBUTED TO YOUR RESULTS?

     We also found opportunity in the health care sector, where several forces are at work. This area benefited from investors rotating money out of technology in favor of companies with reliable earnings, and also from remarkable advances that are under way in the drug industry. As a result, we increased International Growth's health care stake from 2.4% to 11% of assets over the year.

     Health care accounted for one of the portfolio's top contributors, Denmark's Novo Nordisk, up 72% during the period. Novo manufactures pharmaceuticals and other products, including an insulin-delivery system for diabetics. That product is in high demand because diabetes is afflicting an increasing number of people due to unbalanced diets. Some analysts estimate the diabetes care market could grow by $6 billion to $8 billion over the next few years.

     We also increased our investment in Aventis, one of the world's largest drugmakers. This French company is focusing on making cancer drugs. One of its drugs may have the potential to slow the progression of breast cancer. Aventis became one of our larger holdings and top contributors during the second half of the fiscal year, during which its shares rose 29%.

WERE THERE ANY OTHER SIGNIFICANT CHANGES?

     Uncertainty associated with worldwide demand for semiconductor computer chips also led to some changes. The price of chips fell during the period, which will affect the future earnings of companies in the semiconductor industry. That development stemmed partly from lower personal computer sales after Y2K and slowing growth of the wireless and Internet delivery industries. Over the period, the estimated annual growth of handsets worldwide dropped from 45% to about 30%.

     Those developments provide another example of how we moved to reposition the fund. We began the period with about a 9% weighting devoted to the semiconductor industry and finished with a stake below 1%. Along the way, we eliminated our position in Korea's Samsung Electronics, a top-10 holding in our report to you six months ago.

     In terms of countries, our exposure remained relatively stable. Our stakes are largely in England, France, and the Netherlands. Our position in Japan, however, declined from about 27% to less than 8%, as that country continued to struggle with a decade-long recession. Japan is making only spotty progress in corporate restructuring and tax reform.

WHAT ARE YOUR PLANS FOR INTERNATIONAL GROWTH DURING THE NEXT YEAR?

     Where there's change, there's usually opportunity. And we are seeing enormous changes being brought about by globalization--the free movement of people, ideas, technology, and goods and services across increasingly open borders.

     Today, nearly two-thirds of the world's listed companies are outside the United States. There are roughly 36,000 stocks in overseas markets, versus 15,000 in this country. Last year, our international investment team visited more than 1,400 businesses and met face-to-face with top management of companies from Frankfurt to Tokyo. This year, we plan to continue our quest to own the best investments in the world.

TYPES OF INVESTMENTS IN  THE PORTFOLIO
================================================================================
                                                 AS OF NOVEMBER 30, 2000
COMMON STOCKS                                              85.1%
TEMPORARY CASH INVESTMENTS                                 13.2%
PREFERRED STOCKS                                            1.7%

[pie chart]

================================================================================
                                                      AS OF MAY 31, 2000
COMMON STOCKS                                              89.7%
TEMPORARY CASH INVESTMENTS                                  9.3%
PREFERRED STOCKS                                           1.0%

[pie chart]


INVESTMENTS BY COUNTRY
                                       % OF FUND INVESTMENTS
                                      AS OF             AS OF
                                    11/30/00           5/31/00
UNITED STATES*                       17.3%               12.5%
U.K.                                 13.4%               15.0%
FRANCE                               12.3%               13.4%
NETHERLANDS                           8.5%                5.2%
SWITZERLAND                           8.4%                5.9%
JAPAN                                 7.5%               11.8%
ITALY                                 5.8%                4.7%
OTHER                                26.8%               31.5%

*Includes temporary cash investments.


                                                  www.americancentury.com     7


International Growth--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

Shares                     ($ in Thousands)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 85.1%

AUSTRIA -- 0.1%
      208,737  Interbrew(1)                                    $        6,004
                                                             -------------------
BELGIUM -- 1.0%
      133,521  Dexia                                                   21,505
      927,062  Fortis AG                                               27,358
                                                             -------------------
                                                                       48,863
                                                             -------------------
CANADA -- 3.7%
    1,179,400  Bombardier Inc. Cl B                                    17,148
    1,328,000  Celestica Inc.(1)                                       69,222
      481,200  Nortel Networks Corp.                                   18,165
    2,226,700  Sun Life Financial Services of
                 Canada Inc.                                           47,548
    1,271,600  Toronto-Dominion Bank (The)                             32,874
                                                             -------------------
                                                                      184,957
                                                             -------------------
DENMARK -- 3.7%
    2,149,600  Den Danske Bank Group                                   35,169
      646,350  ISS A/S(1)                                              40,032
      508,282  Novo Nordisk A/S Cl B                                   98,601
      508,282  Novozymes A/S(1)                                         9,385
                                                             -------------------
                                                                      183,187
                                                             -------------------
ENGLAND -- 13.4%
    3,100,858  Amvescap Plc                                            48,609
    2,242,876  Cable & Wireless plc                                    27,872
    3,183,220  Capita Group plc                                        19,507
   19,276,401  Centrica plc                                            65,930
    1,577,200  CMG plc                                                 19,779
    5,316,670  Diageo plc                                              55,462
    5,395,323  Energis plc(1)                                          34,561
    4,231,900  Hays plc                                                21,108
    1,155,862  Logica plc                                              23,078
    3,264,509  Misys plc                                               23,121
    2,592,300  Next plc                                                29,924
    1,671,660  Pearson plc                                             37,592
    1,359,600  Reckitt Benckiser PLC(1)                                17,361
    8,204,700  Reed International PLC                                  73,897
    5,620,500  Rentokil Initial plc                                    15,539
    3,925,100  Royal & Sun Alliance Insurance
                  Group plc                                            30,150
    2,001,600  Royal Bank of Scotland Group plc                        41,361
      610,330  Scottish & Southern Energy PLC                           5,632
      661,400  Shire Pharmaceuticals Group plc(1)                      10,472
   11,538,021  Vodafone Group plc                                      39,668
    2,757,500  WPP Group plc                                           30,102
                                                             -------------------
                                                                      670,725
                                                             -------------------
FINLAND -- 1.2%
    1,199,800  Nokia Corp. Cl A ADR                                    51,291
      459,710  Sonera Group Oyj                                         8,811
                                                             -------------------
                                                                       60,102
                                                             -------------------


Shares                     ($ in Thousands)                          Value
--------------------------------------------------------------------------------

FRANCE -- 12.3%
      595,768  Alcatel Alsthom Compagnie Generale              $       29,597
      169,028  Altran Technologies SA                                  32,410
    1,002,700  Aventis SA                                              78,783
      677,443  Axa                                                     95,058
      227,900  Business Objects S.A. ADR(1)                            14,016
    1,492,000  European Aeronautic Defense
                  and Space Co.(1)                                     31,339
      168,530  Pinault-Printemps-Redoute SA                            30,551
      757,279  Sanofi-Synthelabo S.A.                                  46,200
      376,900  Societe Generale Cl A                                   20,366
      823,700  Societe Television Francaise 1                          36,182
      587,500  STMicroelectronics N.V. New York
                  Shares                                               23,941
      553,500  Suez Lyonnaise des Eaux                                 93,924
      334,100  Total FinaElf SA Cl B                                   47,842
      513,127  Vivendi                                                 31,752
                                                             -------------------
                                                                      611,961
                                                             -------------------
GERMANY -- 3.3%
      244,900  Bayerische Hypo-und Vereinsbank AG                      12,156
      214,900  Ergo Versicherungsgruppe AG(1)                          29,986
      402,303  Marschollek Lautenschlaeger
                  und Partner AG                                       40,305
       71,989  Muenchener Rueckversicher(1)                            23,447
      488,104  Prosieben S.A.T.1 Media AG(1)                           14,357
      787,300  Schering AG                                             43,009
                                                             -------------------
                                                                      163,260
                                                             -------------------
HONG KONG -- 2.4%
    3,880,440  HSBC Holdings plc                                       51,989
    5,463,200  Hutchison Whampoa Limited                               65,315
                                                             -------------------
                                                                      117,304
                                                             -------------------
IRELAND -- 0.6%
      594,900  Elan Corp., plc ADR(1)                                  32,087
                                                             -------------------
ISRAEL -- 1.1%
      452,500  Check Point Software
                  Technologies Ltd.(1)                                 46,451
      126,300  Teva Pharmaceutical Industries
                  Ltd. ADR                                              8,312
                                                             -------------------
                                                                       54,763
                                                             -------------------
ITALY -- 5.8%
    5,526,800  Alleanza Assicurazioni                                  86,656
    1,108,300  Assicurazioni Generali                                  40,521
   12,592,332  Banca Intesa S.p.A.                                     54,983
    1,669,400  Mediolanum SpA                                          20,079
    2,923,500  Mondadori (Arnoldo) Editore SpA                         29,455
    1,846,200  Telecom Italia SpA                                      21,400
    6,841,400  UniCredito Italiano S.p.A.                              34,285
                                                             -------------------
                                                                      287,379
                                                             -------------------


8         1-800-345-2021                       See Notes to Financial Statements



International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

Shares                     ($ in Thousands)                          Value
--------------------------------------------------------------------------------

JAPAN -- 7.5%
    1,423,000  Canon, Inc.                                      $      55,998
      812,000  Eisai Company, Ltd.                                     27,914
          973  Fuji Television Network, Inc.                            8,617
    4,084,000  Hitachi Ltd.                                            39,052
      325,000  Hoya Corp.                                              27,049
      146,500  Itochu Techno - Science Corporation                     33,133
      305,000  KAO Corp.                                                9,381
       58,300  Keyence Corp.                                           15,374
      738,000  Nomura Securities Co., Ltd.                             15,556
        1,243  NTT DoCoMo, Inc.                                        31,823
      120,200  Orix Corp.                                              11,407
    3,462,000  Sanyo Electric Company Ltd.                             27,028
      172,900  Sony Corp.                                              13,076
      923,000  Takeda Chemical Industries, Ltd.                        57,280
                                                             -------------------
                                                                      372,688
                                                             -------------------
MEXICO -- 0.3%
      362,300  Telefonos de Mexico, S.A. Cl L ADR                      16,983
                                                             -------------------
NETHERLANDS -- 8.5%
      666,565  Hagemeyer N.V.                                          14,570
      668,700  Heineken NV                                             36,163
    1,327,413  ING Groep N.V.                                          95,769
    1,773,100  Koninklijke Ahold NV                                    56,931
      525,400  Koninklijke Numico NV                                   27,200
    1,992,493  Koninklijke Philips Electronics NV                      65,379
      916,600  Royal Dutch Petroleum Co.
                  New York Shares                                      54,710
    1,649,180  VNU N.V.                                                72,155
                                                             -------------------
                                                                      422,877
                                                             -------------------
PEOPLE'S REPUBLIC OF CHINA -- 1.1%
    7,334,000  China Mobile (Hong Kong) Ltd.(1)                        40,056
   88,364,000  China Petroleum & Chemical Corp.(1)                     15,521
                                                             -------------------
                                                                       55,577
                                                             -------------------
SINGAPORE -- 0.5%
    9,922,000  Capitaland Limited                                      15,845
    2,185,000  City Developments Limited                                9,970
                                                             -------------------
                                                                       25,815
                                                             -------------------
SOUTH KOREA -- 0.2%
      919,800  Hyundai Motor Co. Ltd.                                   9,837
                                                             -------------------
SPAIN -- 1.5%
    1,062,800  Banco Popular Espanol SA                                35,199
    2,510,365  Telefonica S.A.(1)                                      39,492
                                                             -------------------
                                                                       74,691
                                                             -------------------


Shares                     ($ in Thousands)                          Value
-------------------------------------------------------------------------------

SWEDEN -- 4.4%
    1,381,136  Assa Abloy AB Cl B                              $       24,671
      465,000  Atlas Copco AB Cl A                                      9,512
      294,978  Atlas Copco AB Cl B(1)                                   6,285
    2,389,000  Ericsson (L.M.) Telephone Co. ADR                       27,250
      485,286  Modern Times Group MTG AB Cl B(1)                       13,414
    7,153,908  Nordic Baltic Holding AB                                50,687
    1,302,100  Securitas AB Cl B                                       21,050
    2,658,000  Skandia Forsakrings AB                                  40,582
    2,623,400  Skandinaviska Enskilda Banken                           28,142
                                                             -------------------
                                                                      221,593
                                                             -------------------
SWITZERLAND -- 8.4%
      504,379  ABB Ltd.                                                46,062
       68,390  Adecco SA                                               42,692
       89,680  Credit Suisse Group                                     15,680
       18,280  Julius Baer Holding AG                                  83,892
       18,754  Nestle S.A.                                             40,866
       72,513  Novartis AG                                            118,026
       34,705  Swatch Group AG                                         40,119
       72,513  Syngenta AG(1)                                           3,269
       51,757  Zurich Financial Services AG(1)                         28,001
                                                             -------------------
                                                                      418,607
                                                             -------------------
UNITED STATES -- 4.1%
      732,500  Aflac Inc.                                              51,549
      257,100  Amdocs Ltd.(1)                                          13,916
      395,000  Comverse Technology, Inc.(1)                            34,056
    2,030,400  Tyco International Ltd.                                107,104
                                                             -------------------
                                                                      206,625
                                                             -------------------
TOTAL COMMON STOCKS                                                 4,245,885
                                                             -------------------
   (Cost $3,747,393)

PREFERRED STOCKS -- 1.7%

BRAZIL -- 1.5%
  261,650,000  Banco Itau S.A.                                         19,852
    2,297,900  Petroleo Brasileiro S.A.                                55,210
                                                             -------------------
                                                                       75,062
                                                             -------------------
GERMANY -- 0.2%
       34,307  Fresenius AG                                             8,970
                                                             -------------------
TOTAL PREFERRED STOCKS                                                 84,032
                                                             -------------------
   (Cost $77,176)


See Notes to Financial Statements                 www.americancentury.com      9



International Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

Principal Amount           ($ in Thousands)                         Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 13.2%
   $200,000  FHLB Discount Notes, 6.40%,
                12/1/00(2)                                     $      200,000
     52,247  FHLB Discount Notes, 6.40%,
                12/8/00(2)                                             52,182
     65,000  FHLB Discount Notes, 6.39%,
                12/13/00(2)                                            64,861
     25,000  FHLMC Discount Notes, 6.41%,
                12/5/00(2)                                             24,982
    150,000  FHLMC Discount Notes, 6.39%,
                12/6/00(2)                                            149,866
     50,000  FHLMC Discount Notes, 6.42%,
                12/19/00(2)                                            49,840
     50,000  FHLMC Discount Notes, 6.43%,
                         12/26/00(2)                                   49,777
    Repurchase Agreement, Merrill Lynch, Inc.,
       (U.S. Treasury obligations) in a joint trading
       account at 6.48%, dated 11/30/00,
       due 12/1/00 (Delivery value $65,012)                            65,000
                                                             -------------------
TOTAL TEMPORARY CASH INVESTMENTS                                      656,508
                                                             -------------------
   (Cost $656,508)

TOTAL INVESTMENT SECURITIES -- 100.0%                              $4,986,425
                                                             ===================
   (Cost $4,481,077)


MARKET SECTOR DIVERSIFICATION

                                                     As a Percentage of Total
                                                       Investment Securities
BASIC MATERIALS                                                  0.1%
COMMERCIAL SERVICES                                             10.2%
CONSUMER (CYCLICAL)                                              3.3%
CONSUMER (NON-CYCLICAL)                                          5.0%
CONSUMER SERVICES                                                6.3%
ENERGY                                                           3.5%
FINANCIAL                                                       25.5%
HEALTH CARE                                                     11.4%
INDUSTRIALS                                                      1.7%
TECHNOLOGY                                                      11.3%
TELECOMMUNICATIONS                                               5.2%
TEMPORARY CASH INVESTMENTS                                      13.2%
UTILITY                                                          3.3%


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
(1)  Non-income producing.
(2)  Rate indicated is the yield to maturity at purchase.


10        1-800-345-2021                      See Notes to Financial Statements


International Discovery--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2000

                           INVESTOR CLASS                   ADVISOR CLASS               INSTITUTIONAL CLASS
                         (INCEPTION 4/1/94)              (INCEPTION 4/28/98)            (INCEPTION 1/2/98)

                      INTERNATIONAL                  INTERNATIONAL                  INTERNATIONAL
                        DISCOVERY      MSCI EAFE       DISCOVERY      MSCI EAFE       DISCOVERY      MSCI EAFE
6 MONTHS(1)              -14.02%        -10.23%         -14.17%        -10.23%         -13.99%        -10.23%
1 YEAR                    -1.27%         -9.67%          -1.53%         -9.67%          -1.13%         -9.67%
======================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                   23.18%          8.40%            --             --              --             --
5 YEARS                   24.19%          7.23%            --             --              --             --
LIFE OF FUND              19.98%          7.09%          16.38%         3.47%(2)        23.52%          8.33%

(1)  Returns for periods less than one year are not annualized.

(2) Since 4/30/98, the date nearest the class's inception for which data are available.

See pages 55-59 for information about share classes, the MSCI EAFE Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made 4/1/94

Value on 11/30/2000
International Discovery   $33,680
MSCI EAFE                 $15,785

[data for mountain chart below]

             International Discovery     MSCI EAFE
Date                 Value                 Value
 4/1/1994           $10,000               $10,000
 6/30/1994          $10,760               $10,511
 9/30/1994          $11,420               $10,522
12/31/1994          $10,760               $10,414
 3/31/1995          $10,100               $10,608
 6/30/1995          $11,020               $10,685
 9/30/1995          $11,800               $11,131
12/31/1995          $11,825               $11,582
 3/31/1996          $12,931               $11,916
 6/30/1996          $14,480               $12,105
 9/30/1996          $14,561               $12,089
12/31/1996          $15,513               $12,281
 3/31/1997          $16,714               $12,088
 6/30/1997          $18,295               $13,657
 9/30/1997          $19,792               $13,562
12/31/1997          $18,224               $12,500
 3/31/1998          $21,958               $14,339
 6/30/1998          $23,590               $14,491
 9/30/1998          $18,893               $12,432
12/31/1998          $21,478               $15,000
 3/31/1999          $22,713               $15,208
 6/30/1999          $25,811               $15,595
 9/30/1999          $26,843               $16,279
12/31/1999          $40,498               $19,045
 3/31/2000          $48,784               $19,024
 6/30/2000          $41,164               $18,271
 9/30/2000          $41,637               $16,796
11/30/2000          $33,680               $15,785

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI EAFE Index is provided for comparison in each graph. International Discovery's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI EAFE Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

[data for bar chart below]

               International Discovery       MSCI EAFE Index
Date                    Return                    Return
11/30/1994               7.80%                     3.49%
11/30/1995               5.75%                     7.57%
11/30/1996              34.06%                    11.76%
11/30/1997              17.76%                    -0.40%
11/30/1998              14.79%                    16.45%
11/30/1999              65.12%                    21.10%
11/30/2000              -1.27%                    -9.67%

* From 4/1/94 to 11/30/94.


                                                  www.americancentury.com    11


International Discovery--Q&A
--------------------------------------------------------------------------------

[photo of Brian Brady, Henrik Strabo, and Mark Kopinski]

     An interview with Brian Brady, Henrik Strabo, and Mark Kopinski, portfolio managers on the International Discovery team.

HOW DID INTERNATIONAL DISCOVERY PERFORM DURING THE YEAR ENDED NOVEMBER 30, 2000

     After posting positive results for the first six months of its fiscal year (up 14.82%), International Discovery surrendered its gain in one of the most volatile periods for international markets in recent memory. When we closed our 12-month books at the end of November, the fund was down 1.27%*. Even with that modest decline, International Discovery still was well ahead of its benchmark, the Morgan Stanley Capital International EAFE Index, which fell 9.67%. For comparison, the 73 international small cap funds tracked by Lipper Inc. lost an average of 5.27%.

     Longer term, International Discovery has significantly outperformed its benchmark and peers. For the past three years, the fund has produced an annualized return of 23.18%, compared to 8.40% for EAFE and 17.26% for its peers. Over the past five years, International Discovery's annualized return is 24.19%, compared to the benchmark's 7.23% and a 14.97% average for its peers.


MARKETS THROUGHOUT THE WORLD HAVE UNDERGONE A DRAMATIC SHIFT IN 2000. HOW WOULD YOU CHARACTERIZE THE INTERNATIONAL INVESTMENT ENVIRONMENT?

     We've been challenged by two totally different environments. As 2000 unfolded, we had a "new economy" phenomenon, as investors were drawn almost exclusively to TMT -- technology, media, and telecommunications stocks. Basically, if you had anything to do with the Internet, no price was too high for your shares, and at times, earnings didn't seem to matter. The situation is best illustrated by the huge disparity between the performance of Germany's Neuer Markt, which is heavily weighted with technology issues, and EAFE, a much broader index of international stocks. From the beginning of our fiscal year on December 1, 1999, through the peak of the TMT climb on March 10, the Neuer Markt shot up 131.9% while EAFE returned 7.8%. (The U.S.-based Nasdaq jumped 51.4% during the same period.)

     The frenzy ended when the U.S. technology bubble burst last spring. The reverberations were felt around the world as the enthusiasm that had pushed tech valuations to stratospheric levels turned to uncertainty. Already pressured by tightening credit, rising energy costs and a sagging euro, stocks imploded. The free-fall in smaller companies was exacerbated by liquidity problems when large institutional investors pushed prices lower as they reduced their positions. The carnage was reflected in the Neuer Markt's 68% decline from March 10 to November
30. EAFE lost 17%, a sign that there were few safe havens for international investors.

* All fund returns referenced in this interview are for Investor Class shares.


[left margin]

"LONGER TERM, INTERNATIONAL DISCOVERY HAS SIGNIFICANTLY OUTPERFORMED ITS BENCHMARK AND PEERS."

PORTFOLIO AT A GLANCE
                                                11/30/00           11/30/99
NO. OF COMPANIES                                  126                168
MEDIAN MARKET                                    $1.32              $1.10
   CAPITALIZATION                               BILLION            BILLION
WEIGHTED MARKET                                  $2.62              $2.32
   CAPITALIZATION                               BILLION            BILLION
PORTFOLIO TURNOVER                                113%               110%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.36%              1.55%

Investment terms are defined in the Glossary on pages 58-59.


12    1-800-345-2021


International Discovery--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW DID THESE DEVELOPMENTS AFFECT INTERNATIONAL DISCOVERY?

     Our long-held investment process centers on owning successful, growing companies. In fact, the most attractive company to us is one whose earnings and revenues are growing at an accelerating rate. The companies we own are often growing as a result of an identifiable catalyst or change--perhaps a new product, the use of a new technology, new markets opening up, or stronger competitive advantages.

     As the market began its retreat, our investment approach guided us away from technology-related holdings. Our tech weighting, which had climbed in the first six months of the period, was cut in half by the close of the fiscal year. With markets extraordinarily sensitive to earnings shortfalls, we intensified our focus on companies with tangible earnings growth -- sources of future revenue that should translate into a predictable earnings stream. Tomra Systems is a good example. This Norwegian company's key product is a self-service, reverse-vending machine that automatically pays users for recyclable bottles and cans. Government incentives that encourage recycling have helped Tomra build a solid book of future business that we can see and measure.

     Visible earnings growth also drew us to CAE, a Canadian company that manufactures and markets flight simulators and operates flight-training facilities. With new management focusing on cost efficiency and a strong emphasis on the fast-growing regional jet market, CAE's earnings are getting a lift. The company's long-term contracts to provide simulators and training create the earnings visibility that is important in this market.

     Another key addition was Carlsberg, the Danish brewer. Though Carlsberg had been a poor performer in the past, the company's recently completed restructuring and its new focus on eastern Europe has helped earnings growth. These factors, combined with Carlsberg's defensive nature, make the company an attractive holding in a volatile market.

     Thiel Logistik AG, another new holding in the International Discovery portfolio, manages hospital supply chain logistics. The company is well-positioned to serve budget-restrained hospitals that are under pressure to streamline their purchasing processes due to cuts in government funding.

WHAT ARE SOME OF THE OTHER COMPANIES THAT HAVE CONTRIBUTED TO THE FUND'S PERFORMANCE?

     International Discovery continues to benefit from its investments in financial services companies that are moving aggressively to serve Europeans who, in the wake of pension reform, suddenly find themselves responsible for their own retirement planning. One of these is Direkt Anlage Bank (DAB), a German company reminiscent of America's Charles Schwab & Co. DAB focuses on wealth management, offering a fund supermarket, discount brokerage services, and other financial services. It also has a good distribution channel through independent financial advisors.

     Another successful investment  in financial services was ASR
Verzekeringsgroep, a Dutch multiline insurance company. ASR is one of Europe's most efficient insurance companies, and is being acquired by Fortis, an integrated financial services company operating in Europe, Asia, and the United States.

     Our top contributor for the year was Vestas Wind Systems A/S, a Danish producer of wind turbines. Vestas is taking advantage of demand for energy generated through renewable sources such as wind power.


[right margin]

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                              11/30/00             5/31/00
MARSCHOLLEK,
     LAUTENSCHLAEGER
     UND PARTNER AG                             4.6%                 4.4%
TOMRA SYSTEMS ASA                               3.6%                 1.1%
VESTAS WIND
     SYSTEMS A/S                                3.5%                 2.8%
CELESTICA INC.                                  2.5%                 1.4%
VAN DER MOOLEN
     HOLDING N.V.                               2.2%                 0.2%
SHIRE PHARMACEUTICALS
     GROUP PLC                                  2.0%                 1.9%
SATYAM COMPUTER                                 2.0%                 1.3%
CARLSBERG A/S                                   1.7%                  --
HUGO BOSS AG                                    1.7%                  --
VONTOBEL HOLDING AG
     CL B                                       1.6%                 0.7%

TOP FIVE SECTORS
                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                              11/30/00             5/31/00
FINANCIAL                                      19.5%                10.3%
TECHNOLOGY                                     16.4%                32.0%
INDUSTRIAL                                     11.6%                 7.0%
COMMERCIAL SERVICES                             9.6%                12.1%
HEALTH CARE                                     8.3%                 7.5%


                                                  www.americancentury.com    13


International Discovery--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHICH STOCKS PERFORMED BELOW YOUR EXPECTATIONS?

     Almost any company that posted disappointing earnings was punished harshly by the market. In International Discovery, one victim was Psion PLC, a U.K.-based manufacturer of portable and hand-held computers. The company's profits came under pressure from the declining euro, rising costs of components, and expenses associated with integrating a recently acquired company. These problems led us to eliminate our position.

     We also were disappointed by the performance of Heyde AG. The company develops software for a number of industries, including banking, insurance, and retail. Heyde also has placed new emphasis on its systems consulting services. We sold our position in the company due to concerns about slowing earnings and rising costs associated with the systems consulting practice.

WHAT IS YOUR OUTLOOK FOR INTERNATIONAL INVESTING?

     Because there are no clear themes driving the market, the investing community will have to find growing companies one-at-a-time across all sectors and industries - one of the hallmarks of our investment approach.

     With earnings now top-of-mind with investors, research -- particularly face-to-face meetings and teleconferences with companies' managements -- is more important than ever. In fact, thus far in 2000, our international investment team has met with the management of more than 1,400 companies. Because International Discovery invests in many smaller, entrepreneurial companies, we are keenly interested in management teams. We want to know what they're like and how they're going to treat their investors. We look for a clear and realistic vision coupled with a sound business strategy that is consistent with what attracted us to the company in the first place.

     Longer term, we think the outlook for international investing is very clear. The trend line is positive, supported by tax and pension reform, an increased focus on shareholder value by international companies, and Europe's exciting new equity culture. Sometimes markets run ahead of trends, which can trigger corrections like the one we've experienced. Other times, the market may trail a trend, creating investment opportunities for prescient investors. We will continue to use our highly disciplined process to try to find the best growth opportunities for International Discovery investors.

[left margin]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

================================================================================
                                                    AS OF NOVEMBER 30, 2000
COMMON STOCKS                                                 78.6%
TEMPORARY CASH INVESTMENTS                                    15.1%
PREFERRED STOCKS                                               6.3%

[pie chart]

================================================================================
                                                       AS OF MAY 31, 2000
COMMON STOCKS                                                 86.5%
TEMPORARY CASH INVESTMENTS                                     8.5%
PREFERRED STOCKS                                               5.0%

[pie chart]


INVESTMENTS BY COUNTRY
                                              % OF FUND INVESTMENTS
                                            AS OF               AS OF
                                           11/30/00            5/31/00
UNITED STATES*                              17.8%               11.4%
GERMANY                                     11.0%               18.3%
U.K.                                         8.8%               11.6%
SWITZERLAND                                  8.5%                8.6%
NETHERLANDS                                  8.4%                4.7%
DENMARK                                      7.3%                3.8%
CANADA                                       6.2%                5.3%
NORWAY                                       4.5%                2.4%
FRANCE                                       3.8%               10.8%
JAPAN                                        3.4%                3.7%
OTHER                                       20.3%               19.4%

*Includes temporary cash investments.


14    1-800-345-2021


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 78.6%

AUSTRALIA -- 1.4%
      926,095  Energy Developments Limited                     $         6,390
    7,411,700  ERG Limited                                              11,331
    1,396,200  QBE Insurance Group Limited                               6,771
                                                             -------------------
                                                                        24,492
                                                             -------------------
BELGIUM -- 0.8%
       817,737  Telindus Group N.V.                                      13,563
                                                             -------------------
BERMUDA -- 0.9%
     1,050,000  Frontline Ltd.(1)                                        16,096
                                                             -------------------

CANADA -- 6.2%
       820,400  Biovail Corp. International(1)                           26,868
       720,300  CAE Inc.                                                 10,074
       853,900  Celestica Inc.(1)                                        44,509
       410,000  Molson Inc.                                              11,214
       435,400  QLT PhotoTherapeutics Inc.(1)                            19,262
                                                             -------------------
                                                                        111,927
                                                             -------------------
DENMARK -- 7.3%
       216,500  Bang & Olufsen Holding A/S                                9,311
       638,100  Carlsberg A/S                                            31,468
        92,800  Group 4 Falck A/S                                        11,658
       379,000  GN Store Nord                                             5,315
       209,454  NEG Micon A/S(1)                                          9,179
       242,300  Novozymes A/S(1)                                          4,474
     1,288,398  Vestas Wind Systems A/S                                  63,235
                                                             -------------------
                                                                        134,640
                                                             -------------------
EGYPT -- 0.1%
       235,100  Orascom Telecom Holding
                              S.A.E GDR(1)                                1,781
                                                             -------------------
          ENGLAND -- 8.8%
     1,150,400  Aggreko PLC(1)                                            6,369
       801,821  Baltimore Technologies plc(1)                             3,314
       693,222  BTG Plc(1)                                               13,115
       792,163  EasyJet PLC(1)                                            4,013
       603,001  Fibernet Group plc(1)                                     6,660
       118,708  Galen Holdings PLC(1)                                     1,417
     2,698,036  Incepta Group PLC(1)                                      4,614
     2,686,900  Man (E D & F) Group plc                                  22,668
     2,287,691  Matalan plc                                              23,571
       106,500  NDS Group plc ADR(1)                                      5,581
       801,398  NXT plc(1)                                                7,452
     1,561,400  Photo-Me International                                    2,637
     1,410,700  Regus PLC(1)                                              6,574
     2,334,000  Shire Pharmaceuticals Group plc(1)                       36,953
     8,998,200  SkyePharma plc(1)                                         8,848
       540,428  SSL International PLC                                     3,997
       618,800  St. James's Place Capital PLC                             3,086
                                                             -------------------
                                                                        160,869
                                                             -------------------

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

FINLAND -- 0.4%
       178,751  Elcoteq Network Corp. Cl A                     $         5,422
       290,000  Tecnomen Oyj(1)                                          1,643
                                                             -------------------
                                                                         7,065
                                                             -------------------
FRANCE -- 3.8%
        50,287  Altran Technologies SA                                   9,642
        42,000  Business Objects S.A. ADR(1)                             2,583
        86,400  Coflexip SA                                             10,316
       326,086  Elior(1)                                                 3,925
       141,512  Galeries Lafayette                                      23,434
       239,161  GFI Informatique(1)                                      6,220
       200,271  Riber SA(1)                                              2,924
       175,089  SCOR S.A.                                                9,118
                                                             -------------------
                                                                        68,162
                                                             -------------------
GERMANY -- 4.7%
        26,732  Aixtron AG                                               2,376
       423,671  Direkt Anlage Bank AG(1)                                12,987
       418,442  DIS Deutscher Industrie Service AG                      12,728
       281,387  Entrium Direct Bankers AG(1)                            14,712
        80,300  Hannover Rueckversicherungs(1)                           7,468
        93,725  Heyde AG Beratung Software(1)                              907
       138,122  Software AG                                              7,278
       140,000  Tecis Holding AG                                         8,297
       207,778  Telesensksel Ag(1)                                       6,266
       119,699  Thiel Logistik AG(1)                                    12,780
                                                             -------------------
                                                                        85,799
                                                             -------------------
GREECE -- 0.7%
       660,400  Folli-Follie Abee                                       12,432
                                                             -------------------
HONG KONG -- 1.1%
       746,800  DAH Sing Financial Holdings Ltd.                         3,284
     6,774,000  Hang Lung Development Co.                                5,081
     6,120,000  Wheelock & Co. Ltd.                                      4,119
     2,099,500  Wing Hang Bank Ltd.                                      6,877
                                                             -------------------
                                                                        19,361
                                                             -------------------
    INDIA -- 2.2%
       189,000  Ranbaxy Laboratories Ltd.(1)                             3,128
     4,986,969  Satyam Computer                                         35,952
                                                             -------------------
                                                                        39,080
                                                             -------------------
IRELAND -- 0.5%
       278,200  Smart Force Public Limited Co. ADR(1)                    8,928
                                                             -------------------
ISRAEL -- 2.1%
       219,100  Card Guard Scientific Survival Ltd.(1)                  12,917
       556,150  Orbotech Ltd.(1)                                        24,766
                                                             -------------------
                                                                        37,683
                                                             -------------------


See Notes to Financial Statements                 www.americancentury.com    15


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

ITALY -- 1.3%
       900,900  Banca Popolare di Verona - Banco
                    S. Geminiano ES Prospero Scrl(1)           $        10,215
        64,839  Cairo Communication SpA(1)                               3,162
       142,379  Class Editori S.p.A.                                     1,636
     1,420,700  La Fondiaria Assicurazioni                               7,900
                                                             -------------------
                                                                        22,913
                                                             -------------------
JAPAN -- 3.4%
       430,000  Anritsu                                                 11,787
        63,700  Dentsu Tec Inc.                                          4,120
       137,000  Hitachi Information Systems Ltd.                         5,131
       146,000  Kirin Beverage Corporation                               3,394
        71,000  NEC Soft Ltd.                                            8,318
        55,000  Nippon Broadcasting System                               2,403
        92,400  Shinko Electric Industries                               3,352
        54,300  Stella Chemifa Corporation                               2,554
       160,000  Suruga Seiki Co.(1)                                      8,685
       154,200  Yamada Denki                                            11,020
                                                             -------------------
                                                                        60,764
                                                             -------------------
MEXICO -- 1.3%
     3,791,600  Corporacion Interamericana
                   de Entretenimiento S.A. Cl B(1)                      15,464
       519,000  Grupo Aeroportuario de Sureste
                   SA ADR(1)                                             7,461
                                                             -------------------
                                                                        22,925
                                                             -------------------
NETHERLANDS -- 8.4%
       311,100  ASR Verzekeringsgroep N.V.                              28,334
        60,332  Computer Services Solutions
                   Holding NV                                            1,075
        39,454  Fox Kids Europe NV(1)                                      361
       346,800  Fugro N.V.                                              19,299
       149,850  Hunter Douglas N.V.                                      4,277
       345,410  Kempen & Company NV                                     19,583
       409,700  Koninklijke Boskalis
                   Westminster N.V.(1)                                   9,820
       425,149  Nutreco Holding NV(1)                                   20,028
       282,900  QIAGEN N.V.(1)                                           9,698
       506,068  Van der Moolen Holding N.V.(1)                          40,400
                                                             -------------------
                                                                       152,875
                                                             -------------------
NORWAY -- 4.5%
       573,000  Smedvig ASA Cl A                                         4,330
     1,098,000  Tandberg ASA(1)                                         12,920
     3,566,000  Tomra Systems ASA                                       64,287
                                                             -------------------
                                                                        81,537
                                                             -------------------
SINGAPORE -- 1.2%
     2,484,120  Datacraft Asia Limited                                  15,153
       949,000  United Overseas Bank Ltd.                                6,820
                                                             -------------------
                                                                        21,973
                                                             -------------------


Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

SOUTH KOREA -- 2.2%
        90,290  Hankuk Electric Glass(1)                       $         5,200
       543,849  Humax Co Ltd.(1)                                         5,459
       554,400  Kookmin Bank                                             6,180
       692,875  Kookmin Credit Card Company Ltd.(1)                     13,595
     2,702,400  Samsung Heavy Industries(1)                              9,916
                                                             -------------------
                                                                        40,350
                                                             -------------------
SPAIN -- 1.0%
       229,100  Grupo Auxiliar Metalurgico
                   S.A. -- Gamesa(1)                                     5,162
     1,311,700  Grupo Dragados S.A.                                     13,033
                                                             -------------------
                                                                        18,195
                                                             -------------------
SWEDEN -- 2.8%
       518,298  LGP Telecom Holding AB                                  11,379
       376,582  Metro International S.A.(1)                              3,420
       207,121  Modern Times Group MTG AB Cl B(1)                        5,725
       187,123  Poolia AB(1)                                             8,384
       200,866  Proffice AB Cl B(1)                                      5,412
       414,008  Sigma AB Cl B                                            8,263
     2,028,200  Swedish Match AB                                         7,185
                                                             -------------------
                                                                        49,768
                                                             -------------------
SWITZERLAND -- 8.5%
        69,647  Charles Voegele Holding AG                              12,500
        28,547  Disetronic Holding AG                                   23,183
        50,706  EMTS Technologie AG(1)                                   3,517
        15,338  Kudelski SA(1)                                          17,908
        17,636  Leica Geosystems AG(1)                                   5,301
        60,430  Logitech International S.A.(1)                          17,464
       286,500  Mettler-Toledo International, Inc.(1)                   13,448
         7,155  Straumann Holding AG                                    11,993
        44,800  Swisslog Holding AG                                     19,177
        11,588  Vontobel Holding AG Cl B                                29,471
                                                             -------------------
                                                                       153,962
                                                             -------------------
TAIWAN (REPUBLIC OF CHINA) -- 0.3%
     1,114,000  Compeq Manufacturing CO.(1)                              4,874
                                                             -------------------
UNITED STATES -- 2.7%
       529,600  Amdocs Ltd.(1)                                          28,665
       681,900  Infocus Corp.(1)                                        21,096
                                                             -------------------
                                                                        49,761
                                                             -------------------
TOTAL COMMON STOCKS                                                  1,421,775
                                                             -------------------
   (Cost $1,131,180)


16        1-800-345-2021                       See Notes to Financial Statements


International Discovery--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

Shares/Principal Amount    ($ in Thousands)                           Value
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 6.3%

BRAZIL(2)
   112,803,000  Empresa Paulista de Transmissao
                   de Energia SA                                 $         727
                                                             -------------------
GERMANY -- 6.3%
        95,747  Hugo Boss AG                                            30,550
       832,120  Marschollek, Lautenschlaeger
                   und Partner AG                                       82,663
                                                             -------------------
                                                                       113,213
                                                             -------------------
TOTAL PREFERRED STOCKS                                                 113,940
                                                             -------------------
   (Cost $35,971)

TEMPORARY CASH INVESTMENTS -- 15.1%
      $179,100  FHLB Discount Notes, 6.40%,
                              12/1/00(3)                               179,100
                                                             -------------------
       Repurchase Agreement, Bank of America, N.A.,
          (U.S. Treasury obligations), in a joint trading
          account at 6.39%, dated 11/30/00,
          due 12/1/090 (Delivery value $93,117)                         93,100
                                                             -------------------
TOTAL TEMPORARY CASH INVESTMENTS                                       272,000
                                                             -------------------
   (Cost $272,200)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $1,807,915
                                                             ===================
   (Cost $1,439,351)


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank
GDR = Global Depositary Receipt
(1) Non-income producing.
(2) Country is less than 0.05% of total investment securities.
(3) Rate indicated is the yield to maturity at purchase.
    due 12/1/00 (Delivery value $93,117)


 MARKET SECTOR DIVERSIFICATION
                                                     As a Percentage of Total
                                                       Investment Securities
BASIC MATERIALS                                                  1.5%
COMMERCIAL SERVICES                                              9.6%
CONSUMER SERVICES                                                2.1%
CONSUMER (CYCLICAL)                                              8.3%
CONSUMER (NON-CYCLICAL)                                          2.9%
ENERGY                                                           1.1%
FINANCIAL                                                       19.5%
HEALTH CARE                                                      8.3%
INDUSTRIALS                                                     11.6%
TECHNOLOGY                                                      16.4%
TELECOMMUNICATIONS                                               1.9%
TEMPORARY CASH INVESTMENTS                                      15.1%
TRANSPORT                                                        1.3%
UTILITY                                                          0.4%


See Notes to Financial Statements                 www.americancentury.com    17


Emerging Markets--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2000


                           INVESTOR CLASS                  ADVISOR CLASS               INSTITUTIONAL CLASS
                         (INCEPTION 9/30/97)            (INCEPTION 5/12/99)            (INCEPTION 1/28/99)

                       EMERGING                       EMERGING                       EMERGING
                       MARKETS        MSCI EMF        MARKETS        MSCI EMF        MARKETS        MSCI EMF

6 MONTHS(1)            -25.24%        -23.77%         -25.32%        -23.77%         -25.04%        -23.77%
1 YEAR                 -16.73%        -23.63%         -16.93%        -23.63%         -16.52%        -23.63%
=================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                  4.08%         -4.83%            --           --                --             --
LIFE OF FUND            -2.07%        -10.88%           3.16%         -6.94%(2)       19.45%          7.72%(3)

(1)  Returns for periods less than one year are not annualized.

(2) Since 4/30/99, the date nearest the class's inception for which data are available.

(3) Since 1/31/99, the date nearest the class's inception for which data are available.

See pages 55-59 for information about share classes, the MSCI Emerging Markets Free Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made 9/30/97

Value on 11/30/2000
Emerging Markets   $9,360
MSCI EMF Index     $6,943

[data for mountain chart below]

                 Emerging Markets      MSCI EMF Index
Date                  Value                Value
 9/30/1997           $10,000              $10,000
12/31/1997            $8,360               $8,248
 3/31/1998            $9,060               $8,759
 6/30/1998            $7,800               $6,692
 9/30/1998            $5,879               $5,219
12/31/1998            $6,779               $6,158
 3/31/1999            $7,439               $6,924
 6/30/1999            $9,759               $8,613
 9/30/1999            $9,379               $8,169
12/31/1999           $13,978              $10,248
 3/31/2000           $15,798              $10,496
 6/30/2000           $12,959               $9,429
 9/30/2000           $11,299               $8,203
11/30/2000            $9,360               $6,943


The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI Emerging Markets Free Index is provided for comparison in each graph. Emerging Markets' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI Emerging Markets Free Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

[data for bar chart below]

                Emerging Markets       MSCI EMF Index
Date                Return               Return
11/30/1997          -17.00%              -19.46%
11/30/1998          -15.90%              -22.42%
11/30/1999           61.03%               45.49%
11/30/2000          -16.73%              -23.63%


* From 9/30/97 to 11/30/97.


18    1-800-345-2021


Emerging Markets--Q&A
--------------------------------------------------------------------------------

[photo of Mark Kopinski and Michael Donnelly]

     An interview with Mark Kopinski and Michael Donnelly, portfolio managers on the Emerging Markets team.

HOW DID EMERGING MARKETS PERFORM FOR THE YEAR ENDED NOVEMBER 30, 2000?

     Although the fund posted a loss for a period filled with upheaval for international investors, Emerging Markets held its own against its benchmark and peers. The fund was down 16.73% for its fiscal year, but outperformed its benchmark, the EAFE Emerging Markets Free Index, which fell 23.63%.* The 195 emerging markets funds tracked by Lipper Inc. fell an average of 20.76% for the 12 months.

     It has been difficult to generate positive investment results in emerging markets for the past several years, as evidenced by the fact that the average emerging markets fund tracked by Lipper has negative annualized returns for both three and five years. Nonetheless, we think our disciplined, growth-oriented investment approach has enabled Emerging Markets to stay ahead of its competitors. Over the past three years, Emerging Markets has posted an annualized return of 4.08%, versus a 4.83% loss recorded by its benchmark and an average annualized decline of 6.34% for its Lipper peers.

BEFORE WE DISCUSS PERFORMANCE IN GREATER DETAIL, WILL YOU PROVIDE A REFRESHER ON YOUR INVESTMENT STRATEGY?

     Emerging Markets' investment strategy uses the same earnings-oriented approach that guides American Century's other international funds: We seek successful, growing companies--preferably ones demonstrating accelerating growth in their earnings and revenues. In our case, we focus primarily on businesses in emerging market countries, and also, to some extent, on companies whose growth emanates from emerging economies.

     We use a "bottom-up" strategy, considering each portfolio candidate on its own merits, instead of relying on economic models to direct us to sectors or industries--or even countries, for that matter. We analyze key characteristics of each company we consider for investment, beginning with its pattern of acceleration in earnings and revenues. You might say that we "invest in change." We look for the catalyst driving growth and evidence that it's sustainable. To find out, we look at a company's product lines, markets, and business plan. We also travel extensively, visiting companies to see for ourselves what's behind their growth.

     Next, we evaluate the economic strength and political stability of the country where the company is located. To further manage risk, we broadly diversify our investments across markets, sectors, and industries.

     An important component of our strategy is our team approach. We are part of American Century's larger international investment team. This group's members collectively analyze more than 1,400 companies in 35 emerging countries around the world.


* All fund returns referenced in this interview are for Investor Class shares.


[right margin]

"...WE THINK OUR DISCIPLINED, GROWTH-ORIENTED INVESTMENT APPROACH
HAS ENABLED EMERGING MARKETS TO STAY AHEAD OF ITS COMPETITORS."


PORTFOLIO AT A GLANCE
                                               11/30/00          11/30/99
NO. OF COMPANIES                                  94                120
MEDIAN MARKET                                    $1.21             $1.19
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $4.77             $7.42
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                               196%              168%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               2.00%             2.00%

Investment terms are defined in the Glossary on pages 58-59.


                                                  www.americancentury.com    19


Emerging Markets--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We meet each day to share information on everything from earnings announcements and industry trends in one region to breaking news in another. This information-sharing gives us greater insight and a global perspective that we believe help us make better investment decisions.

SEVERAL KEY ECONOMIC EVENTS OCCURRED DURING THE PERIOD COVERED BY THIS REPORT--INCLUDING RISING INTEREST RATES AND SKYROCKETING OIL PRICES. TO WHAT EXTENT HAVE THESE EVENTS AFFECTED EMERGING MARKETS?

     Emerging markets are very sensitive to economic developments in Europe and the United States, and generally react more dramatically than more-developed markets to macroeconomic events. Investors tend to pull back more quickly in response to any potentially negative development. In addition, these markets are much smaller, so the exodus of even a limited number of investors can have enormous impact. Rising interest rates in the United States, the world's largest economic engine, ultimately pressured interest rates around the globe. In fact, during the period, there were more than 150 acts of monetary tightening in the European Union. What may have basically amounted to ripples for developed economies became virtual waves for many emerging market countries.

     Rising oil prices are a bit of a double-edged sword. Oil is a scarce commodity for many emerging markets--oil and derivative products provide most of their energy needs--so higher prices hit fast and hard. On the other hand, some emerging markets, such as Russia and Mexico, are large hydrocarbon producers themselves and benefit tremendously. Our emphasis has been primarily on exploration, development, and marketing companies--and companies that supply them--that can grow by serving international markets. Consequently, higher prices and strong demand have served these firms well. In addition, this commodity is dollar-denominated, which has protected it from the effects of currency depreciation.

CAN YOU PROVIDE SOME EXAMPLES?

     Our bottom-up approach led us to several firms that were exceptionally well positioned to benefit from surging oil prices. For example, our best energy contributor was Yukos Oil, one of Russia's largest oil companies and a top exporter to Western Europe. But this firm's success is the result of more than higher prices and strong demand. Improving economic conditions in Russia--which is enjoying gross domestic product growth and a balanced budget--also played a role.

     Another contributor was Petrochina. Like Russia, China is in the midst of governmental reform and privatization, which bodes well for many firms there. State-owned enterprises are merging or shutting down, which is paving the way for private companies, like Petrochina, to become more competitive, compete for capital, and market themselves globally. Petrochina is currently poised to become China's leading oil provider.

WHICH OTHER HOLDINGS CONTRIBUTED TO PERFORMANCE?

     Two of our best contributors were South African mining firms--Anglo American Platinum Corporation and Impala Platinum Holdings, Ltd. Both firms mine and produce platinum and other platinum-group metals, such as palladium, rhodium, and nickel. Platinum is currently in high demand, particularly among automobile manufacturers who use it to make catalytic converters, an exhaust-system component that reduces pollution.


[left margin]

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS
                                               AS OF               AS OF
                                             11/30/00             5/31/00
COMPAGNIE FINANCIERE
     RICHEMONT AG
     DEPOSITARY RECEIPTS                       2.7%                 1.2%
PETROLEO BRASILEIRO S.A.                       2.5%                 2.1%
EMBRAER EMPRESA BRAS
     DE AERONAUTICA ADR                        2.3%                  --
FOLLI-FOLLIE ABEE                              2.2%                 1.1%
CORPORACION
     INTERAMERICANA
     DE ENTRETENIMIENTO
     S.A. CL B                                 2.2%                 1.2%
TUBOS DE ACERO
     DE MEXICO, SA ADR                         2.1%                 1.2%
PLIVA D.D. GDR                                 2.1%                  --
IMPALA PLATINUM
     HOLDINGS LIMITED                          2.0%                 0.7%
YUKOS OIL CO.                                  2.0%                  --
DENWAY MOTORS LTD.                             1.9%                  --
TOP FIVE SECTORS
                                                  % OF FUND INVESTMENTS
                                               AS OF               AS OF
                                             11/30/00             5/31/00
BASIC MATERIALS                               18.6%                11.4%
CONSUMER (CYCLICAL)                           16.4%                 8.8%
TECHNOLOGY                                     9.8%                21.3%
ENERGY                                         8.9%                 5.9%
TELECOMMUNICATIONS                             7.6%                15.8%


      1-800-345-2021


Emerging Markets--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Another top performer was Embraer Empresa, a Brazilian jet manufacturer. Embraer makes small- and mid-sized, fuel-efficient jets for governments, regional airlines, and private industry around the globe. Demand is high--the firm is doing record business--and growth should be robust for Embraer as Europe moves through deregulation of its airline industry and large commercial airlines add commuter jets to their fleets. The United States also represents a vibrant market for Embraer, which remains one of our largest holdings.

GLOBAL MARKETS CONTINUE TO STRUGGLE WITH WHAT HAS PROVEN TO BE AN EXTENDED DOWNTURN IN TECHNOLOGY. WHAT IS YOUR STRATEGY IN THIS AREA?

     Technology has been something of a mixed bag for Emerging Markets, working both in the fund's favor and against it during the year. The good news is that in the end, our investment strategy enabled us to sidestep much of the carnage.

     During late 1999 and early 2000, technology and telecommunications firms soared, as Internet companies flourished and demand for wireless telecommunications products seemed endless. However, in spring, our methodology began pointing to slowing growth across the broad tech sector. Handset sales slowed, demand for computer hardware and software slackened, and many technology-oriented firms reined in their growth estimates. As the year progressed, we began to reduce our exposure in specific industries, primarily semiconductors, wireless telecommunications, and electrical equipment, all of which had previously contributed significantly to performance. Larger holdings we eliminated include Samsung Electronics, Taiwan Semiconductor, and Winbond Electronics.

     At the same time, our bottom-up approach led us to areas demonstrating acceleration, such as basic materials, drugs, and gas and water utilities--sectors of the markets that are typically attractive to investors seeking a safe haven from volatility. Although some of our technology holdings detracted from performance, others were among our top performers for the year. These selections, combined with our ability to successfully transition the portfolio in the early stages of the market rotation, contributed to the fund's stronger performance compared to its benchmark and peers.

WHAT'S YOUR OUTLOOK FOR EMERGING MARKETS IN THE MONTHS TO COME?

     Although we've been swimming in choppy waters for some time, we remain optimistic about the future of emerging markets and excited about recent developments. For example, emerging markets are trading at discounts relative to more developed markets, which makes them attractive to investors, particularly as growth slows elsewhere. Also, the governmental and corporate restructuring taking place in some emerging markets--such as Brazil and the rest of Latin America, and, recently, even pockets of Asia--has made it friendlier, easier and more lucrative to capitalize on the opportunities these markets offer. As a result, many large, corporate multinational firms are eagerly purchasing or forging strategic partnerships with attractive firms on the cusp of change--from oil refineries in China to pharmaceutical firms in Eastern Europe. We think these developments and others bode well for Emerging Markets' investors. We'll continue to search for the most successful companies we can find.

[right margin]

TYPES OF INVESTMENTS IN  THE PORTFOLIO

================================================================================
                                                  AS OF NOVEMBER 30, 2000
COMMON STOCKS AND RIGHTS                                    82.8%
PREFERRED STOCKS AND RIGHTS                                 12.7%
TEMPORARY CASH INVESTMENTS                                   4.5%

[pie chart]

================================================================================
                                                      AS OF MAY 31, 2000
COMMON STOCKS AND RIGHTS                                    86.2%
PREFERRED STOCKS AND RIGHTS                                  9.1%
TEMPORARY CASH INVESTMENTS                                   4.7%

[pie chart]


INVESTMENTS BY COUNTRY
                                                  % OF FUND INVESTMENTS
                                               AS OF               AS OF
                                             11/30/00             5/31/00
BRAZIL                                         14.1%               13.1%
MEXICO                                         11.7%               10.8%
SOUTH AFRICA                                    8.1%                8.1%
PEOPLE'S REPUBLIC
     OF CHINA                                   7.9%                2.2%
SOUTH KOREA                                     6.6%                7.7%
RUSSIAN FEDERATION                              6.1%                6.2%
INDIA                                           5.9%                3.9%
GREECE                                          5.1%                2.6%
HUNGARY                                         4.3%                3.4%
TAIWAN (REPUBLIC
     OF CHINA)                                  4.2%               11.8%
OTHER                                          26.0%               30.2%


                                               www.americancentury.com        21


Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS --  82.8%

ARGENTINA -- 1.4%
     667,000  Siderca S.A.I.C.                                 $         1,334
                                                             -------------------
BRAZIL -- 1.4%
    7,000,000  Companhia de Saneamento
                  Basico do Estado de Sao Paulo                            540
   30,493,000  Companhia Siderurgica Nacional                              794
                                                             -------------------
                                                                         1,334
                                                             -------------------
CHILE -- 0.3%
       15,000  Enersis S.A. ADR(1)                                         259
                                                             -------------------
CROATIA -- 2.1%
      177,700  Pliva D.D. GDR                                            2,017
                                                             -------------------
CZECH REPUBLIC -- 3.1%
       45,000  Cesky Telecom a.s.(1)                                       432
      688,500  Czeske Energeticke Zavody a.s.(1)                         1,421
      671,432  Unipetrol A.S.(1)                                         1,041
                                                             -------------------
                                                                         2,894
                                                             -------------------
EGYPT -- 1.5%

      187,300  Orascom Telecom Holding
                  S.A.E GDR(1)                                           1,419
                                                             -------------------
ENGLAND -- 0.8%
      136,000  Antofagasta Holdings plc                                    748
                                                             -------------------
ESTONIA -- 0.6%
       78,205  Hansabank Ltd.                                              588
                                                             -------------------
FINLAND -- 1.4%
       74,700  Hartwall Oyj Abp                                          1,354
                                                             -------------------
GREECE -- 5.1%
       25,000  EFG Eurobank                                                560
      109,155  Folli-Follie Abee                                         2,055
       79,000  Hellenic Exchanges S.A.(1)                                  749
       77,000  Maillis                                                     726
       76,960  UniSystems Information Systems S.A.                         708
                                                             -------------------
                                                                         4,798
                                                             -------------------
HONG KONG -- 1.3%
       96,200  Hutchison Whampoa Limited                                 1,150
       31,500  Wing Hang Bank Ltd.                                         103
                                                             -------------------
                                                                         1,253
                                                             -------------------
HUNGARY -- 4.3%
       15,310  Egis Rt.                                                    532
       65,000  MOL Magyar Olaj-es Gazipari Rt.                             855
       47,212  North American Bus Industries Rt.(1)                        780
      140,000  Raba Rt.(1)                                               1,107
       17,600  Richter Gedeon Rt.                                          817
                                                             -------------------
                                                                         4,091
                                                             -------------------


Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

INDIA -- 5.9%
        9,600  Infosys Technologies Limited                    $         1,467
    1,350,394  National Aluminium Co. Ltd.                               1,295
      104,000  Ranbaxy Laboratories Ltd.(1)                              1,721
      155,000  Satyam Computer                                           1,117
                                                             -------------------
                                                                         5,600
                                                             -------------------
INDONESIA -- 0.3%
       29,400  Gulf Indonesia Resources Ltd.(1)                            239
                                                             -------------------
ISRAEL -- 1.9%
        7,700  Check Point Software
                  Technologies Ltd.(1)                                     790
       16,500  Orbotech Ltd.(1)                                            735
        4,400  Teva Pharmaceutical Industries
                  Ltd. ADR                                                 290
                                                             -------------------
                                                                         1,815
                                                             -------------------
MEXICO -- 11.7%
      398,000  Corporacion GEO, S.A.
                  de C.V. Series B(1)                                      430
      499,972  Corporacion Interamericana
                  de Entretenimiento S.A. Cl B(1)                        2,039
      235,000  Fomento Economico Mexica UBD                                809
       73,000  Grupo Aeroportuario de Sureste
                  SA ADR(1)                                              1,049
      473,800  Grupo Elektra S.A.(1)                                       467
      633,200  Grupo Modelo S.A. de C.V. Series C                        1,536
       23,900  Telefonos de Mexico, S.A. Cl L ADR                        1,120
      149,800  Tubos de Acero de Mexico, SA ADR                          2,031
      746,000  Wal-Mart de Mexico SA de CV
                  Series V(1)                                            1,632
                                                             -------------------
                                                                        11,113
                                                             -------------------
PEOPLE'S REPUBLIC OF CHINA -- 7.9%
   15,000,000  Angang New Steel Co. Ltd. Cl H(1)                         1,269
      151,000  China Mobile (Hong Kong) Ltd.(1)                            825
    4,210,000  China Petroleum & Chemical Corp.(1)                         739
   11,200,000  Denway Motors Ltd.(1)                                     1,795
      605,450  Eastern Communications Co., Ltd.
                  Cl B                                                     602
       31,500  PetroChina Co. Ltd. ADR                                     539
   11,409,000  Shandong International Power
                  Development Company Ltd.                               1,696
                                                             -------------------
                                                                         7,465
                                                             -------------------
POLAND -- 3.7%
       98,800  Bank Pekao S.A.(1)                                        1,256
      241,000  KGHM Polska Miedz S.A.(1)                                 1,348
      170,000  Mostostal Zabrze - Holding S.A.                             371
       19,100  Netia Holdings S.A. ADR(1)                                  249
       53,410  Telekomunikacja Polska S.A.                                 289
                                                             -------------------
                                                                         3,513
                                                             -------------------


22        1-800-345-2021                       See Notes to Financial Statements



Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

RUSSIAN FEDERATION -- 6.1%
       33,200  Lukoil Holding ADR                              $         1,195
      231,800  Norilsk Nickel                                            1,489
       68,000  Surgutneftegaz ADR(1)                                       647
       69,700  Unified Energy Systems ADR                                  558
    1,065,900  Yukos Oil Co.                                             1,871
                                                             -------------------
                                                                         5,760
                                                             -------------------
SINGAPORE -- 1.7%
      171,240  Datacraft Asia Limited                                    1,045
      337,600  OMNI Industries Limited                                     520
                                                             -------------------
                                                                         1,565
                                                             -------------------
SOUTH AFRICA -- 8.1%
       18,300  Anglo American Platinum
                  Corp. Limited                                            737
       93,479  Compagnie Financiere Richemont
                  AG Depositary Receipts                                 2,567
       40,800  Impala Platinum Holdings Limited                          1,918
       62,000  Nedcor Limited                                            1,256
      845,600  Profurn Limited                                             306
      132,000  Sappi Limited                                               843
                                                             -------------------
                                                                         7,627
                                                             -------------------
SOUTH KOREA -- 6.6%
       21,200  Hankuk Electric Glass(1)                                  1,221
      117,900  Hyundai Motor Co. Ltd.                                    1,261
       66,300  Kookmin Bank                                                739
       47,000  Kookmin Credit Card Company Ltd.(1)                         922
       32,500  Korea Telecom ADR                                           886
        3,501  Samsung Electronics                                         467
      207,000  Samsung Heavy Industries(1)                                 760
                                                             -------------------
                                                                         6,256
                                                             -------------------
TAIWAN (REPUBLIC OF CHINA) -- 4.2%
       53,351  Asustek Computer Inc.                                       225
      535,000  Compal Electronics Inc.                                     834
      121,000  Compeq Manufacturing CO.(1)                                 529
      134,620  Hon Hai Precision Industry                                  766
      154,000  Macronix International(1)                                   249
      492,580  President Chain Store Corp.                               1,327
                                                             -------------------
                                                                         3,930
                                                             -------------------
TURKEY -- 0.9%
   10,614,400  Brisa Bridgestone Sabanci
                  Lastik San. Ve Tic A.S.                                  428
    2,955,000  Vestel Elektronik Sanayi(1)                                 400
                                                             -------------------
                                                                           828
                                                             -------------------
UNITED STATES -- 0.5%
        5,200  Comverse Technology, Inc.(1)                                448
                                                             -------------------
TOTAL COMMON STOCKS                                                     78,248
                                                             -------------------
   (Cost $83,536)


Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 12.7%

BRAZIL -- 12.7%
  116,000,000  Banco Bradesco SA                              $            793
    9,252,500  Caemi Mineracao e Metalurgica                             1,006
       24,700  Cia de Bebidas das Americas ADR                             522
   20,000,000  Cia Energetica de Minas Gerais                              255
       41,800  Companhia Brasileira de Distribuicao
                  Grupo Pao de Acucar ADR                                1,408
  166,229,000  Companhia de Transmissao
                  de Energia Eletrica Paulista(1)                          514
   96,900,000  Companhia Paranaense
                  de Energia-Copel                                         765
       80,000  Embraer Empresa Bras
                  de Aeronautica ADR                                     2,205
   54,402,000  Empresa Paulista de Transmissao
                  de Energia SA                                            351
       98,500  Petroleo Brasileiro S.A.                                  2,366
   71,766,142  Tele Norte Leste Participacoes S.A.                       1,300
      129,000  Usinas Siderurgicas de Minas
                  Gerais S.A. Cl A                                         522
                                                             -------------------
TOTAL PREFERRED STOCKS                                                  12,007
                                                             -------------------
   (Cost $11,272)

TEMPORARY CASH INVESTMENTS -- 4.5%

    Repurchase Agreement, Deutsche Bank,
       (U.S. Treasury obligations), in a joint trading
       account at 6.45%, dated 11/30/00,
       due 12/1/00 (Delivery value $4,301)
       (Cost $4,300)                                                     4,300
                                                             -------------------
TOTAL INVESTMENT SECURITIES -- 100.0%                                  $94,555
                                                             ===================
   (Cost $99,108)


See Notes to Financial Statements                 www.americancentury.com    23



Emerging Markets--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

MARKET SECTOR DIVERSIFICATION
                                                 As a Percentage of Total
                                                  Investment Securities
BASIC MATERIALS                                             18.6%
COMMERCIAL SERVICES                                          5.6%
CONSUMER SERVICES                                            2.2%
CONSUMER (CYCLICAL)                                         16.4%
CONSUMER (NON-CYCLICAL)                                      4.5%
ENERGY                                                       8.9%
FINANCIAL                                                    7.3%
HEALTH CARE                                                  5.7%
INDUSTRIALS                                                  1.6%
TECHNOLOGY                                                   9.8%
TELECOMMUNICATIONS                                           7.6%
TEMPORARY CASH INVESTMENTS                                   4.5%
TRANSPORT                                                    1.1%
UTILITY                                                      6.2%


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
(1) Non-income producing.


24         1-800-345-2021                      See Notes to Financial Statements


Global Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2000

                              INVESTOR CLASS                  ADVISOR CLASS               INSTITUTIONAL CLASS
                           (INCEPTION 12/1/98)            (INCEPTION 2/5/99)              (INCEPTION 8/1/00)
                         GLOBAL          MSCI        GLOBAL         MSCI         GLOBAL          MSCI
                         GROWTH       WORLD FREE     GROWTH      WORLD FREE      GROWTH       WORLD FREE

6 MONTHS(1)              -5.52%         -9.37%       -5.53%        -9.37%          --             --
1 YEAR                    8.81%         -7.64%        8.79%        -7.64%          --             --
==================================================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND             34.69%          5.76%       30.43%         2.38%(2)     -10.17%        -9.76%

(1)  Returns for periods less than one year are not annualized.

(2) Since 1/31/99, the date nearest the class's inception for which data are available.

See pages 55-59 for information about share classes, the MSCI World Free Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made 12/1/98

Value on 11/30/2000

Global Growth           $18,127
MSCI World Free Index   $11,894

[data for mountain chart below]

                 Global Growth      MSCI World Free Index
Date                 Value                  Value
12/1/1998           $10,000                $10,000
12/31/1998          $10,860                $10,487
 1/31/1999          $11,540                $10,714
 2/28/1999          $11,120                $10,427
 3/31/1999          $11,720                $10,858
 4/30/1999          $12,140                $11,286
 5/31/1999          $11,859                $10,868
 6/30/1999          $12,679                $11,371
 7/31/1999          $12,959                $11,336
 8/31/1999          $13,019                $11,313
 9/30/1999          $13,299                $11,201
10/31/1999          $14,319                $11,782
11/30/1999          $16,658                $12,111
12/31/1999          $20,206                $13,090
 1/31/2000          $19,505                $12,339
 2/29/2000          $22,925                $12,371
 3/31/2000          $22,484                $13,224
 4/30/2000          $20,180                $12,664
 5/31/2000          $19,183                $11,482
 6/30/2000          $20,367                $11,867
 7/31/2000          $20,179                $12,720
 8/31/2000          $21,424                $13,132
 9/30/2000          $20,428                $11,711
10/31/2000          $19,597                $11,514
11/30/2000          $18,127                $11,894

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund, while the graph below shows the fund's year-by-year performance. The MSCI World Free Index is provided for comparison in each graph. Global Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the MSCI World Free Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

[data for bar chart below]

                     Global Growth         MSCI World Free Index
Date                    Return                    Return
11/30/1999              66.60%                    19.76%
11/30/2000               8.81%                    -7.64%

* From 12/1/98 to 11/30/99.


                                                  www.americancentury.com     25


Global Growth--Q&A
--------------------------------------------------------------------------------

[photo of Bradley Amoils and Henrik Strabo]

     An interview with Bradley Amoils and Henrik Strabo, portfolio managers on the Global Growth team.

HOW DID GLOBAL GROWTH PERFORM FOR THE YEAR ENDED NOVEMBER 30, 2000?

     Global Growth performed well during one of the more volatile periods in recent memory, gaining 8.81%*. Its benchmark, the Morgan Stanley Capital International World Free Index, fell 7.64%.

     The fund also outperformed nearly all of its peers. The 262 global funds tracked by Lipper Inc. during the period declined an average of 3.44%. Our performance placed us in the top 7% of funds in our peer group.

GIVEN THE VOLATILITY, HOW DID YOUR INVESTMENT APPROACH HELP YOU DURING THIS FISCAL YEAR?

     It is important to understand that uncertainty in economic growth and company fundamentals is reflected as volatility in stock prices. Our investment process is predicated on accelerating fundamentals, sustainable business models, and earnings visibility. As uncertainty and volatility increased, it became apparent that reduced spending on capital goods and advertising were decreasing earnings visibility in the telecom, media, and technology sectors. Accordingly, we shifted our focus to companies in the health care and financial services sectors, where earnings sustainability appeared to be much more likely.

     On a daily basis, the investment team scours the globe for companies demonstrating earnings and/or sales growth acceleration. We share and analyze information on potential investments with the objective of always owning the very best set of companies.

TURNING TO YOUR PORTFOLIO, WHAT HELPED GLOBAL GROWTH OUTPERFORM ITS BENCHMARK BY SUCH A WIDE MARGIN?

     We had a range of investments that contributed to our results. Despite turmoil in the technology, media, and telecommunications sectors, those investments benefited Global Growth early in the fiscal year. As the period progressed, however, we reduced our stake in those areas because it was evident many of these companies could not sustain their previously improving growth rates.

     That was certainly the case in the telecommunications sector. We reduced our telecom exposure as concern mounted over slowing growth in subscribers and increased competition for mobile phone services. Also, the costs of third-generation mobile phone licenses put investors on edge. Vodafone is a case in point. We trimmed our holding as subscriber levels approached a saturation point and growth slowed considerably.

     This slowdown in subscriber growth also affected companies in related industries, particularly mobile handset makers. As a result, after having made a lot of money in these stocks, we reduced our position in Finland's Nokia Corp. and Sweden's Ericsson Telephone Co.

     Still, several technology companies were significant contributors. Check Point Software Technologies, an Israeli company that provides software


* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"GLOBAL GROWTH HAS A WORLDWIDE REACH, WHICH MEANS WE CAN CHOOSE AMONG THE BEST COMPANIES, FROM MULTINATIONAL FIRMS IN DEVELOPED COUNTRIES TO SMALLER FIRMS AROUND THE WORLD."

PORTFOLIO AT A GLANCE

                                           11/30/00                11/30/99
NO. OF COMPANIES                              167                     182
MEDIAN MARKET                                $15.5                   $18.3
   CAPITALIZATION                           BILLION                 BILLION
WEIGHTED MARKET                              $64.2                   $67.2
   CAPITALIZATION                           BILLION                 BILLION
PORTFOLIO TURNOVER                           123%                    133%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                           1.30%                   1.30%

Investment terms are defined in the Glossary on pages 58-59.


26    1-800-345-2021


Global Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

enabling private, encrypted communications over the Internet, continued to be a solid investment. Global Growth also benefited from Juniper Networks, a U.S. company that designs and sells Internet routers that move data from point to point in a network. Juniper was up 170% during the year.

GLOBAL GROWTH INCREASED ITS FINANCIAL HOLDINGS SIGNIFICANTLY DURING THE PERIOD. WHAT'S BEHIND THAT MOVE?

     Indeed, we increased the fund's exposure to financial services from 10% to 29% by the end of the reporting period, making it our largest sector. Our fundamental analysis pointed us in the direction of accelerating bottom-line growth, particularly among European companies. Changes in tax and pension legislation have given rise to a new investing culture, so familiar in the United States since the mid-1980s. In the future, governments will not continue to provide cradle-to-grave financial support to all, and many citizens of Europe will become increasingly responsible for funding part of their pensions. This has caused a growth spurt in the financial services industry, especially benefiting brokerage, insurance, and asset management firms.

     Because of the fund's global scope, our investments in the financial sector range from some of the world's biggest banks to much smaller firms that are benefiting from local demand for financial services.

     Citigroup is one of the largest financial services firms in the world, formed from the merger of well-known Citicorp and Travelers Group. Under this umbrella, the company offers credit card, banking, insurance, and investment services in nearly 100 countries to about 100 million consumers, corporations, and institutions. Those areas all have tremendous growth potential, and we've made the company one of our top holdings. It was up about 23% during the period

     Our analysis also indicated an increasingly attractive environment for Ergo Versicherung in Germany. This market leader in health insurance stands to benefit from pending industry reform in that country. In addition, the company is well-placed to actively participate in the ongoing insurance industry consolidation in Europe, as a result of its strong relationship with Munich Re, a leader in the sector.

     Amvescap is another international company that benefited our investors. The company manages money for individuals, corporations, and state institutions worldwide and increased assets under management by $30.3 billion to $414 billion in the first nine months of 2000. Global Growth owned Amvescap from the beginning of the fiscal year, during which it rose 69%.

     We've also made Julius Baer Group a top holding. Baer is a Swiss company that manages substantial assets for clients all over the world. Global Growth increased its stake in Baer during the second half of the year, and its 31% advance made it one of our best contributors during that period. These are good examples of companies that stand to benefit from a continuing interest abroad in equities and investing.

HEALTH CARE HOLDINGS INCREASED DURING THE PERIOD. WHAT OPPORTUNITIES ARE YOU FINDING IN THAT SECTOR?

     Plenty of opportunities. Our bottom-up stock selection process led us to increase our health care holdings from 4.6% at the beginning of the fiscal year to 16.1%, making it our second-largest sector stake. We moved into pharmaceuticals, taking advantage of deep new


[right margin]

TOP TEN HOLDINGS
                                                % OF FUND INVESTMENTS
                                              AS OF               AS OF
                                            11/30/00             5/31/00
CITIGROUP, INC.                               2.7%                1.5%
GENERAL ELECTRIC CO.
     (U.S.)                                   2.4%                2.1%
TYCO INTERNATIONAL LTD.                       2.4%                1.2%
NOVARTIS AG                                   1.8%                0.7%
BOEING CO.                                    1.7%                 --
NOVO NORDISK A/S CL B                         1.6%                1.0%
SUEZ LYONNAISE
     DE EAUX                                  1.4%                1.0%
MARSCHOLLEK,
     LAUTENSCHLAEGER
     UND PARTNER AG                           1.4%                1.5%
ING GROEP N.V.                                1.3%                0.4%
MERCK & CO., INC.                             1.3%                 --


TOP FIVE SECTORS
                                               % OF FUND INVESTMENTS
                                             AS OF               AS OF
                                           11/30/00             5/31/00
FINANCIAL                                    29.7%               17.3%
HEALTH CARE                                  16.1%                7.1%
TECHNOLOGY                                   15.7%               29.4%
COMMERCIAL SERVICES                           8.4%                7.9%
CONSUMER (CYCLICAL)                           4.8%                5.1%


                                                  www.americancentury.com    27


Global Growth--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

product pipelines, and into health maintenance organizations, where pricing has firmed significantly.

     We added Merck & Co. to our holdings in the second half. Merck is a global pharmaceutical company that discovers, develops, manufactures, and markets a broad range of human and animal health products. The company's products include Zocor, a treatment for elevated cholesterol, Pepcid anti-ulcerant, Primaxin antibiotic, and Propecia, a treatment for hair loss.

     In the spring we bought Aventis, one of the world's leading pharmaceutical companies. Over the last few years Aventis has made major strides in the research and development of cancer-fighting drugs.

     We also took a stake in UnitedHealth Group Inc., which was up 57% in the second half and among the fund's top contributors during that period. Based in the United States, UnitedHealth is licensed in all 50 states and offers a variety of health care plans and services. Pricing in that industry is improving and the company is in a very strong competitive position. On top of that, management implemented a new system to keep costs under control, which should translate into greater profitability in the future.

GLOBAL GROWTH IS LARGELY INVESTED IN U.S. COMPANIES. WHAT ARE SOME OF YOUR OTHER KEY INVESTMENTS THERE?

     One of them is Boeing Co., the world's largest maker of commercial jets and a top aerospace company. The catalyst to this company's improving profitability is its comprehensive cost-cutting program, focused on margin expansion. Boeing is fundamentally changing its manufacturing process, in an effort to aggressively drive down component costs by involving suppliers at an early stage in new developments. The stock advanced 76% during the second half of our fiscal year.

     Another top holding is General Electric (GE). GE boasts consistent earnings visibility and is driven by a visionary management team that has positioned each of the company's segments as either number one or two in a range of industries. The company is broadly diversified; its products range from aircraft engines and locomotives to kitchen appliances and nuclear reactors. GE also owns the NBC television network, and it recently announced its intention to acquire Honeywell, which should add to earnings from day one. In addition, GE's financial arm, GE Capital Services, fits into the financial services theme we discussed earlier. That side accounts for half of GE's sales, making it one of the largest financial services companies in the United States.

WHAT ARE YOUR PLANS FOR GLOBAL GROWTH?

     We plan to continue our disciplined investment approach, looking for companies that meet our demanding standards for earnings and revenue growth. In our view, the best way to ride through periods of volatility and uncertainty is to own successful, growing businesses.

     Global Growth has a worldwide reach, which means we can choose among the best companies, from multinational firms in developed countries to smaller firms around the world. We believe our disciplined investment approach, coupled with our investment team's skill in finding the best opportunities in the world, will continue to reward investors over time.


[left margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO
================================================================================
                                                   AS OF NOVEMBER 30, 2000
COMMON STOCKS AND RIGHTS                                      92.6%
TEMPORARY CASH INVESTMENTS                                     4.8%
PREFERRED STOCKS                                               2.6%

[pie chart]

================================================================================
                                                       AS OF MAY 31, 2000
COMMON STOCKS AND RIGHTS                                      91.0%
TEMPORARY CASH INVESTMENTS                                     6.9%
PREFERRED STOCKS                                              2.1%

[pie chart]


INVESTMENTS BY COUNTRY
                                               % OF FUND INVESTMENTS
                                            AS OF                AS OF
                                          11/30/00             5/31/00
UNITED STATES*                              44.1%               38.2%
FRANCE                                       8.9%                9.2%
U.K.                                         8.2%               11.7%
NETHERLANDS                                  5.4%                2.9%
GERMANY                                      5.0%                4.6%
JAPAN                                        5.0%                6.1%
SWITZERLAND                                  4.8%                4.7%
OTHERS                                      18.6%               22.6%

*Includes temporary cash investments.


28    1-800-345-2021



Global Growth--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 92.6%

AUSTRIA -- 0.1%
        17,844  Interbrew(1)                                   $           513
                                                             -------------------

BELGIUM -- 0.3%
                    8,435  Dexia                                         1,359
                                                             -------------------
CANADA -- 1.5%
       98,500  Bombardier Inc. Cl B                                      1,432
       27,700  Celestica Inc.(1)                                         1,444
       13,800  Nortel Networks Corp.                                       521
      137,700  Sun Life Financial Services
                  of Canada Inc.                                         2,940
                                                             -------------------
                                                                          6,337
                                                             -------------------
DENMARK -- 2.6%
       99,000  Den Danske Bank Group                                     1,620
       27,900  ISS A/S(1)                                                1,728
       33,374  Novo Nordisk A/S Cl B                                     6,474
       54,274  Novozymes A/S(1)                                          1,002
                                                             -------------------
                                                                        10,824
                                                             -------------------
ENGLAND -- 8.2%
       144,900  Amvescap Plc                                             2,272
       122,354  Cable & Wireless plc                                     1,520
       162,900  Capita Group plc                                           998
       965,337  Centrica plc                                             3,302
        94,500  CMG plc                                                  1,185
       389,221  Diageo plc                                               4,060
       290,174  Energis plc(1)                                           1,859
       176,600  Hays plc                                                   881
        57,700  Logica plc                                               1,152
       173,700  Misys plc                                                1,230
       155,700  Next plc                                                 1,797
        89,218  Pearson plc                                              2,006
        81,000  Reckitt Benckiser PLC(1)                                 1,034
       312,700  Rentokil Initial plc                                       865
       245,800  Royal & Sun Alliance Insurance
                   Group plc                                             1,888
        55,800  Royal Bank of Scotland Group plc                         1,153
       155,600  Shire Pharmaceuticals Group plc(1)                       2,464
       783,930  Vodafone Group plc                                       2,695
       115,300  WPP Group plc                                            1,259
                                                             -------------------
                                                                        33,620
                                                             -------------------
FINLAND -- 0.9%
        70,100  Nokia Corp. Cl A ADR                                     2,996
        31,008  Sonera Group Oyj                                           594
                                                             -------------------
                                                                         3,590
                                                             -------------------


Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

FRANCE -- 8.9%
        42,759  Alcatel Alsthom Compagnie Generale              $        2,124
         5,858  Altran Technologies SA                                   1,123
        44,100  Aventis SA                                               3,465
        30,691  Axa                                                      4,307
        12,700  Business Objects S.A. ADR(1)                               781
         5,900  Cie Generale D'Optique Essilor
                   International S.A.                                    1,720
        95,700  European Aeronautic Defense
                   and Space Co.(1)                                      2,010
         6,600  Pinault-Printemps-Redoute SA                             1,196
        43,200  Remy Cointreau                                           1,546
        47,643  Sanofi-Synthelabo S.A.                                   2,907
        19,900  Societe Generale Cl A                                    1,075
        35,900  Societe Television Francaise 1                           1,577
        27,500  STMicroelectronics N.V. New York
                   Shares                                                1,121
        33,900  Suez Lyonnaise des Eaux                                  5,752
        26,000  Total FinaElf SA Cl B                                    3,723
        23,645  Vivendi                                                  1,463
                                                             -------------------
                                                                        35,890
                                                             -------------------
GERMANY -- 3.7%
        40,000  AMB Aachener & Muenchener
                   Beteiligungs AG                                       3,713
        16,400  Bayerische Hypo-und Vereinsbank AG                         814
        18,973  Direkt Anlage Bank AG(1)                                   582
        22,600  Ergo Versicherungsgruppe AG(1)                           3,153
         9,600  Hugo Boss AG                                             2,359
         4,007  Muenchener Rueckversicher(1)                             1,305
        40,760  Prosieben S.A.T.1 Media AG(1)                            1,199
        38,500  Schering AG                                              2,103
                                                             -------------------
                                                                        15,228
                                                             -------------------
HONG KONG -- 1.7%
       270,730  HSBC Holdings plc                                        3,627
       276,700  Hutchison Whampoa Limited                                3,308
                                                             -------------------
                                                                         6,935
                                                             -------------------
INDIA -- 0.3%
       170,000  Satyam Computer                                          1,226
                                                             -------------------
ISRAEL -- 1.1%
        35,800  Check Point Software
                   Technologies Ltd.(1)                                  3,675
        10,600  Teva Pharmaceutical Industries
                   Ltd. ADR                                                698
                                                             -------------------
                                                                         4,373
                                                             -------------------
ITALY -- 3.9%
       281,500  Alleanza Assicurazioni                                   4,414
        94,700  Assicurazioni Generali                                   3,462
       916,046  Banca Intesa S.p.A.                                      4,000
       107,000  Mediolanum SpA                                           1,287
        92,400  Mondadori (Arnoldo) Editore SpA                            931
       403,700  UniCredito Italiano S.p.A.                               2,023
                                                             -------------------
                                                                        16,117
                                                             -------------------


See Notes to Financial Statements              www.americancentury.com        29


Global Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

JAPAN -- 5.0%
        79,000  Canon, Inc.                                    $         3,108
        49,000  Eisai Company, Ltd.                                      1,684
            36  Fuji Television Network, Inc.                              319
       149,000  Hitachi Ltd.                                             1,425
        11,000  Hoya Corp.                                                 916
         9,000  Itochu Techno - Science Corporation                      2,035
         2,000  Keyence Corp.                                              527
        54,000  Nomura Securities Co., Ltd.                              1,138
            82  NTT DoCoMo, Inc.                                         2,099
       150,000  Olympus Optical Co., Ltd.                                2,212
       215,000  Sanyo Electric Company Ltd.                              1,679
         5,800  Sony Corp.                                                 439
        47,000  Takeda Chemical Industries, Ltd.                         2,917
                                                             -------------------
                                                                        20,498
                                                             -------------------
MEXICO -- 0.2%
        17,700  Telefonos de Mexico, S.A. Cl L ADR                         830
                                                             -------------------
NETHERLANDS -- 5.4%
        37,105  Hagemeyer N.V.                                             811
        44,800  Heineken NV                                              2,423
        73,962  ING Groep N.V.                                           5,336
        42,600  Koninklijke Numico NV                                    2,205
        83,339  Koninklijke Philips Electronics NV                       2,735
        52,000  Royal Dutch Petroleum Co.
                   New York Shares                                       3,104
        23,370  Van der Moolen Holding N.V.(1)                           1,866
        85,600  VNU N.V.                                                 3,746
                                                             -------------------
                                                                        22,226
                                                             -------------------
NORWAY -- 0.5%
       116,000  Tomra Systems ASA                                        2,092
                                                             -------------------
PEOPLE'S REPUBLIC OF CHINA -- 0.4%
       327,000  China Mobile (Hong Kong) Ltd.(1)                         1,786
                                                             -------------------
SPAIN -- 1.2%
        47,900  Banco Popular Espanol SA                                 1,586
        60,000  Promotora de Informaciones S.A.(1)                         985
       161,523  Telefonica Publicidad
                   e Informacion, S.A.                                     992
        73,533  Telefonica S.A.(1)                                       1,157
                                                             -------------------
                                                                         4,720
                                                             -------------------
SWEDEN -- 2.6%
        52,868  Assa Abloy AB Cl B                                         944
        35,200  Atlas Copco AB Cl A                                        720
        26,444  Atlas Copco AB Cl B(1)                                     563
       149,300  Ericsson (L.M.) Telephone Co. ADR                        1,703
        38,999  Modern Times Group MTG AB Cl B(1)                        1,078
       366,209  Nordic Baltic Holding AB                                 2,595
        84,100  Securitas AB Cl B                                        1,360
       113,600  Skandia Forsakrings AB                                   1,734
                                                             -------------------
                                                                        10,697
                                                             -------------------


Shares                     ($ in Thousands)                           Value
-------------------------------------------------------------------------------

SWITZERLAND -- 4.8%
        21,839  ABB Ltd.                                       $         1,994
         3,668  Adecco SA                                                2,289
         5,000  Credit Suisse Group                                        874
         1,055  Julius Baer Holding AG                                   4,842
         4,405  Novartis AG                                              7,169
         1,794  Swatch Group AG                                          2,073
         4,405  Syngenta AG(1)                                             199
                                                             -------------------
                                                                        19,440
                                                             -------------------
UNITED STATES -- 39.3%
        23,700  Affiliated Computer Services Inc.(1)                     1,333
        46,700  Aflac Inc.                                               3,287
        35,000  Allegheny Energy, Inc.                                   1,461
        42,900  Allergan, Inc.                                           3,982
        71,000  Allstate Corp.                                           2,716
        22,300  Amdocs Ltd.(1)                                           1,207
        40,100  America Online, Inc.(1)                                  1,628
        80,500  American Express Co.                                     4,422
        47,500  American International Group, Inc.                       4,605
        60,000  Biomet Inc.                                              2,222
        99,400  Boeing Co.                                               6,865
         7,000  Brocade Communications System(1)                         1,176
        38,100  Cardinal Health, Inc.                                    3,808
        37,900  Chase Manhattan Corp.                                    1,398
        59,100  Cisco Systems Inc.(1)                                    2,828
       225,200  Citigroup Inc.                                          11,217
        51,700  Coca-Cola Company (The)                                  3,238
        40,700  Comcast Corp. Cl A(1)                                    1,566
        32,100  Comverse Technology, Inc.(1)                             2,768
        85,500  Concord EFS, Inc.(1)                                     3,727
        22,000  Corning Inc.                                             1,287
        32,000  Cox Communications, Inc. Cl A(1)                         1,274
        51,900  Dynegy Inc. Cl A                                         2,297
        32,500  EMC Corp. (Mass.)(1)                                     2,417
        39,700  Emerson Electric Co.                                     2,894
        30,200  Enron Corp.                                              1,955
        56,100  First Data Corp.                                         2,872
        34,000  Gallagher (Arthur J.) & Co.                              2,006
        25,000  Genentech, Inc.(1)                                       1,702
       200,400  General Electric Co. (U.S.)                              9,933
        60,800  Intel Corp.                                              2,316
        20,800  International Business Machines Corp.                    1,945
         5,000  Juniper Networks, Inc.(1)                                  623
        38,000  Kohl's Corp.(1)                                          2,036
        84,700  Kroger Co. (The)(1)                                      2,245
        28,500  Laboratory Corporation of America
                   Holdings(1)                                           4,049
        79,900  Medtronic, Inc.                                          4,254
        57,100  Merck & Co., Inc.                                        5,292
        34,100  Microsoft Corp.(1)                                       1,956
        38,200  Minnesota Mining & Manufacturing Co.                     3,815
        44,200  Nationwide Financial Services Inc.                       1,815
       110,900  Pfizer, Inc.                                             4,914


30        1-800-345-2021                       See Notes to Financial Statements


Global Growth--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

        13,700  Siebel Systems, Inc.(1)                        $           957
        38,900  Solectron Corp.(1)                                       1,109
        34,500  Southern Energy Inc.(1)                                    841
        44,800  Stilwell Financial Inc.                                  1,456
        35,900  Sun Microsystems, Inc.(1)                                2,730
        48,500  Tenet Healthcare Corp.                                   2,064
        45,700  Texas Instruments Inc.                                   1,705
       100,000  Tiffany & Co.                                            3,419
       183,400  Tyco International Ltd.                                  9,675
        26,000  United HealthCare Corp.                                  3,050
        10,800  Veritas Software Corp.(1)                                1,053
        56,400  Wal-Mart Stores, Inc.                                    2,944
                                                             -------------------
                                                                       160,354
                                                             -------------------
TOTAL COMMON STOCKS                                                    378,655
                                                             -------------------
   (Cost $345,515)

PREFERRED STOCKS -- 2.6%

BRAZIL -- 1.3%
    16,460,000  Banco Itau S.A.                                          1,249
        75,000  Embraer Empresa Bras
                   de Aeronautica ADR                                    2,067
        76,600  Petroleo Brasileiro S.A.                                 1,840
                                                             -------------------
                                                                         5,156
                                                             -------------------
GERMANY -- 1.3%
        57,176  Marschollek, Lautenschlaeger
                   und Partner AG                                        5,680
                                                             -------------------
TOTAL PREFERRED STOCKS                                                  10,836
                                                             -------------------
   (Cost $9,961)


                           ($ in Thousands)                          Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 4.8%

    Repurchase Agreement, State Street Bank,
       (U.S. Treasury obligations), in a joint trading
       account at 6.44%, dated 11/30/00,
       due 12/1/00 (Delivery value $19,503)
       (Cost $19,500)                                                $  19,500
                                                             -------------------
TOTAL INVESTMENT SECURITIES -- 100.0%                                 $408,991
                                                             ===================
   (Cost $374,976)

MARKET SECTOR DIVERSIFICATION
                                                  As a Percentage of Total
                                                    Investment Securities
BASIC MATERIALS                                              1.0%
COMMERCIAL SERVICES                                          8.4%
CONSUMER SERVICES                                            4.1%
CONSUMER (CYCLICAL)                                          4.8%
CONSUMER (NON-CYCLICAL)                                      4.2%
ENERGY                                                       2.6%
FINANCIAL                                                   29.7%
HEALTH CARE                                                 16.1%
INDUSTRIALS                                                  2.2%
TECHNOLOGY                                                  15.7%
TELECOMMUNICATIONS                                           3.1%
TEMPORARY CASH INVESTMENTS                                   4.8%
UTILITY                                                      3.3%


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
(1)   Non-income producing.


See Notes to Financial Statements              www.americancentury.com        31


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

NOVEMBER 30, 2000
                                          INTERNATIONAL     INTERNATIONAL      EMERGING         GLOBAL
                                             GROWTH           DISCOVERY        MARKETS          GROWTH

ASSETS                                                (In Thousands Except Per-Share Amounts)
Investment securities, at value
 (identified cost of $4,481,077,
 $1,439,351, $99,108, and $374,976,
 respectively) (Note 3) ..................  $4,986,425       $1,807,915       $  94,555        $408,991
Cash .....................................       1,212               --             242              72
Foreign currency holdings, at
  value (identified cost of $0,
  $1,138, $4,148, and $0,
  respectively) ..........................          --            1,111           4,057              --
Receivable for investments sold ..........     122,923           33,341           3,616          15,468
Receivable for capital shares sold .......      13,760              261             102           1,604
Dividends and interest receivable ........       5,387            1,650              81             374
                                          --------------    -------------   -------------   -------------
                                             5,129,707        1,844,278         102,653         426,509
                                          --------------    -------------   -------------   -------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ....................          --            1,806              --             --

Payable for investments purchased ........      86,381           18,193           1,385          7,146
Payable for capital shares redeemed ......      30,250            1,726           2,267            867
Accrued management fees (Note 2) .........       5,046            2,242             180            474
Distribution fees payable (Note 2) .......          38               --              --             --
Service fees payable (Note 2) ............          38               --              --             --
Payable for directors'
  fees and expenses ......................           3                1              --             --
                                          --------------    -------------   -------------   -------------
                                               121,756           23,968           3,832          8,487
                                          --------------    -------------   -------------   -------------
Net Assets ...............................  $5,007,951       $1,820,310       $  98,821       $418,022
                                          ==============    =============   =============   =============

NET ASSETS CONSIST OF:
Capital (par value and
  paid-in surplus) .......................  $3,954,197       $1,271,649        $104,160       $361,545
Accumulated undistributed
  net investment income ..................          --              395              82             --
Accumulated undistributed
  net realized gain (loss)
  on investment and foreign
  currency transactions ..................     548,717          180,301            (812)        22,475
Net unrealized appreciation
  (depreciation) on
  investments and translation
  of assets and liabilities in
  foreign currencies (Note 3) ............     505,037          367,965          (4,609)        34,002
                                          --------------   -------------   -------------   -------------
                                            $5,007,951       $1,820,310       $  98,821       $418,022
                                          ==============   =============   =============   =============

Investor Class, $0.01 Par Value
  ($ and shares in full)
Net assets .............................$4,455,433,125   $1,568,871,576     $77,279,097   $412,631,240
Shares outstanding ....................... 369,891,259      110,285,548      16,505,012     47,250,505
Net asset value per share ................      $12.05           $14.23           $4.68          $8.73

Advisor Class, $0.01 Par Value
  ($ and shares in full)
Net assets ...............................$181,262,813         $508,608        $212,364       $300,560
Shares outstanding .......................  15,078,445           35,884          45,550         34,469
Net asset value per share ................     $12.02            $14.17           $4.66          $8.72

Institutional Class, $0.01 Par Value
  ($ and shares in full)
Net assets ...............................$371,254,666     $250,930,283     $21,329,856     $5,090,081
Shares outstanding .......................  30,748,956       17,599,797       4,541,326        582,165
Net asset value per share ................      $12.07           $14.26           $4.70          $8.74


32        1-800-345-2021                       See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED NOVEMBER 30, 2000
                                            INTERNATIONAL   INTERNATIONAL       EMERGING          GLOBAL
                                               GROWTH         DISCOVERY         MARKETS           GROWTH

INVESTMENT LOSS                                                       (In Thousands)

Income:
Dividends (net of foreign taxes
  withheld of $4,274, $751, $131,
  and $247, respectively) .................   $30,957          $ 5,659           $1,469           $2,383
Interest ..................................    24,313           11,313              245            1,234
                                           -------------    -------------    -------------    -------------
                                               55,270           16,972            1,714            3,617
                                           -------------    -------------    -------------    -------------
Expenses (Note 2):
Management fees ...........................    62,241           31,398            3,004            5,766
Distribution fees - Advisor Class .........       338                1                1                1
Service fees - Advisor Class ..............       338                1                1                1
Directors' fees and expenses ..............        27               12                1                2
                                           -------------    -------------    -------------    -------------
                                               62,944           31,412            3,007            5,770
                                           -------------    -------------    -------------    -------------
Net investment loss .......................    (7,674)         (14,440)          (1,293)          (2,153)
                                           -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
Investments (net of foreign
  taxes withheld of
  $0, $570, $166, and $0,
  respectively) ...........................   716,149          275,032            5,320           36,089
Foreign currency transactions
  (net of foreign taxes
  withheld of $316, $94, $127,
  and $22, respectively) ..................  (139,116)         (90,397)          (5,631)         (11,034)
                                           -------------    -------------    -------------    -------------
                                              577,033          184,635             (311)          25,055
                                           -------------    -------------    -------------    -------------
Change in net unrealized depreciation on:

Investments (net of foreign
  taxes accrued of $0, $(2,710),
  $(484), and $0, respectively) ...........  (719,047)        (248,366)         (27,515)         (16,516)

Translation of assets and
  liabilities in foreign currencies .......  (160,972)         (36,008)          (2,278)         (10,342)
                                           -------------    -------------    -------------    -------------
                                             (880,019)        (284,374)         (29,793)         (26,858)
                                           -------------    -------------    -------------    -------------
Net realized and unrealized loss on
investments and foreign currency ..........  (302,986)         (99,739)         (30,104)          (1,803)
                                           -------------    -------------    -------------    -------------
Net Decrease in Net Assets
Resulting from Operations ................. $(310,660)       $(114,179)        $(31,397)         $(3,956)
                                           =============    =============    =============    =============


See Notes to Financial Statements              www.americancentury.com        33


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED NOVEMBER 30, 2000 AND NOVEMBER 30, 1999

                                                INTERNATIONAL GROWTH            INTERNATIONAL DISCOVERY
                                                2000             1999             2000             1999
Increase in Net Assets

OPERATIONS                                     (In Thousands)

Net investment loss ....................... $   (7,674)     $    (1,810)      $  (14,440)      $   (6,609)
Net realized gain on investments
  and foreign currency transactions .......    577,033          245,120          184,635          107,033
Change in net unrealized
  appreciation (depreciation)
  on investments and translation
  of assets and liabilities in
  foreign currencies ......................   (880,019)         927,334         (284,374)         480,104
                                          -------------    -------------    -------------    -------------
Net increase (decrease) in
  net assets resulting from
  operations ..............................   (310,660)       1,170,644         (114,179)         580,528
                                          -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class ..........................     (1,386)          (4,441)              --               --
  Advisor Class ...........................         --              (12)              --               --
  Institutional Class .....................       (348)             (58)              --               --
From net realized gains on
  investment transactions:
  Investor Class ..........................   (206,127)         (38,836)         (84,601)          (2,871)
  Advisor Class ...........................     (3,481)            (346)              (5)              --
  Institutional Class .....................     (7,788)            (225)         (11,177)            (229)
                                           -------------    -------------    -------------    -------------
Decrease in net assets
  from distributions ......................   (219,130)         (43,918)         (95,783)          (3,100)
                                           -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from
  capital share transactions ..............  1,642,490          285,166          439,370          170,993
                                           -------------    -------------    -------------    -------------
Net increase in net assets ................  1,112,700        1,411,892          229,408          748,421

NET ASSETS

Beginning of period .......................  3,895,251        2,483,359        1,590,902          842,481
                                           -------------    -------------    -------------    -------------
End of period ............................. $5,007,951       $3,895,251       $1,820,310       $1,590,902
                                           =============    =============    =============    =============
Accumulated undistributed
net investment income .....................         --          $1,682              $395               $1
                                           =============    =============    =============    =============


34          1-800-345-2021                     See Notes to Financial Statements



Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    (Continued)

YEARS ENDED NOVEMBER 30, 2000 AND NOVEMBER 30, 1999

                                                   EMERGING MARKETS                    GLOBAL GROWTH
                                                2000             1999             2000             1999

Increase (Decrease) in Net Assets

OPERATIONS                                     (In Thousands)

Net investment loss ....................... $  (1,293)          $  (151)       $  (2,153)        $   (251)
Net realized gain (loss) on
  investments and foreign
  currency transactions ...................       (311)           5,443           25,055           11,818
Change in net unrealized
  appreciation (depreciation)
  on investments and translation
  of assets and liabilities in
  foreign currencies ......................    (29,793)          22,611          (26,858)          60,860
                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
  resulting from operations ...............    (31,397)          27,903           (3,956)          72,427
                                           -------------    -------------    -------------    -------------

 DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

  Investor Class ..........................         --               --               --               --
  Advisor Class ...........................         --               --               --               --
  Institutional Class .....................         --               --               --               --

From net realized gains on
  investment transactions:

  Investor Class ..........................         --               --          (11,989)              --
  Advisor Class ...........................         --               --               (5)              --
  Institutional Class .....................         --               --               --               --
                                           -------------    -------------    -------------    -------------
Decrease in net assets
  from distributions ......................         --               --          (11,994)              --
                                           -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from
  capital share transactions ..............     31,209           49,982          200,037          161,508
                                           -------------    -------------    -------------    -------------
Net increase (decrease) in net assets .....       (188)          77,885          184,087          233,935
                                           -------------    -------------    -------------    -------------
NET ASSETS

Beginning of period .......................     99,009           21,124          233,935               --
                                           -------------    -------------    -------------    -------------
End of period .............................    $98,821          $99,009         $418,022         $233,935
                                           =============    =============    =============    =============
Accumulated undistributed
  net investment
  income (loss) ...........................        $82               --               --             $(3)
                                           =============    =============    =============    =============


See Notes to Financial Statements             www.americancentury.com        35


Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management company. International Growth Fund (International Growth), International Discovery Fund (International Discovery), Emerging Markets Fund (Emerging Markets) and Global Growth Fund (Global Growth) (the funds) are four of the six funds currently issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek capital growth by investing primarily in equity securities. International Growth seeks to achieve its investment objective by investing in securities of issuers in developed markets. International Discovery seeks to achieve its investment objective by investing in issuers having comparatively smaller market capitalizations. Emerging Markets seeks to achieve its investment objective by investing in issuers in emerging market countries. Global Growth seeks to achieve its investment objective by investing in U.S. and foreign equity securities of issuers in developed countries. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- Each fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional Class for Global Growth commenced on August 1, 2000.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    Certain countries impose taxes on realized gains on the sale of their securities. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain
(loss) on investments and net unrealized appreciation (depreciation) on investments, respectively.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at November 30, 2000.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


36    1--800--345--2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    On December 15, 2000, the funds declared and paid a per-share distribution to shareholders of record on that date. The distributions from net realized gains on investments for International Growth were $1.7263, $1.6993, and $1.7516 for the Investor, Advisor, and Institutional Classes, respectively. The distributions from net realized gains on investments were $1.5691 for each class of International Discovery and $0.1725 for each class of Emerging Markets. Distributions from net realized gains on investments for Global Growth were $0.6525, $0.6303, and $0.6587 for the Investor, Advisor, and Institutional Classes, respectively.

    For the one-month period ended November 30, 2000, International Growth, International Discovery, Emerging Markets, and Global Growth incurred net capital losses of $101,336,006, $11,496,476, $2,597,931, and $6,412,448,
respectively. The funds have elected to treat such losses as having been incurred in the following fiscal year.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The rate of the management fee for each class is based on the fund's average net assets. The fee is computed daily and paid monthly based on each class's pro rata share of the fund's average daily closing net assets during the previous month.

  The annual management fee for each class of International Growth is as follows:

                                 INVESTOR        ADVISOR       INSTITUTIONAL
                                  CLASS           CLASS            CLASS
FUND AVERAGE NET ASSETS
First $1 billion ...............  1.50%           1.25%            1.30%
Of the next $1 billion .........  1.20%           0.95%            1.00%
Over $2 billion ................  1.10%           0.85%            0.90%

  The annual management fee for each class of International Discovery is as follows:


                                 INVESTOR        ADVISOR       INSTITUTIONAL
                                  CLASS           CLASS            CLASS
FUND AVERAGE NET ASSETS
First $500 million .............  1.75%           1.50%            1.55%
Of the next $500 million .......  1.40%           1.15%            1.20%
Over $1 billion ................  1.20%           0.95%            1.00%

  The annual management fee for each class of Emerging Markets is as follows:


                                 INVESTOR        ADVISOR       INSTITUTIONAL
                                  CLASS           CLASS            CLASS
FUND AVERAGE NET ASSETS
First $500 million .............  2.00%           1.75%            1.80%
Of the next $500 million .......  1.50%           1.25%            1.30%
Over $1 billion ................  1.25%           1.00%            1.05%


                                              www.americancentury.com        37


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

  The annual management fee for each class of Global Growth is as follows:


                                 INVESTOR        ADVISOR       INSTITUTIONAL
                                  CLASS           CLASS            CLASS
FUND AVERAGE NET ASSETS
First $1 billion ...............  1.30%           1.05%            1.10%
Of the next $1 billion .........  1.15%           0.90%            0.95%
Over $2 billion ................  1.05%           0.80%            0.85%

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the year ended November 30, 2000, were approximately $676,000, $2,000, $2,000, and $2,000 for International Growth, International Discovery, Emerging Markets and Global Growth, respectively.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the year ended November 30, 2000, were as follows:

                     INTERNATIONAL   INTERNATIONAL     EMERGING        GLOBAL
                        GROWTH         DISCOVERY       MARKETS         GROWTH

                                   (In Thousands)

Purchases ............$6,356,497      $2,458,317       $294,161        $676,496
===============================================================================
                                   (In Thousands)

Proceeds from sales ..$5,596,456      $2,365,724       $273,881        $509,996

  On November 30, 2000, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:


                     INTERNATIONAL   INTERNATIONAL     EMERGING      GLOBAL
                        GROWTH         DISCOVERY       MARKETS       GROWTH

                                   (In Thousands)

Appreciation .........  $623,205        $457,202        $ 7,481        $49,612
Depreciation .........  (181,464)        (95,265)       (13,527)       (17,751)
                     -------------   -------------   ------------   ------------

Net ..................  $441,741        $361,937        $(6,046)       $31,861
                     =============   =============   ============   ============
Federal Tax Cost .....$4,544,684      $1,445,978       $100,601       $377,130
                     =============   =============   ============   ============


38        1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                               INTERNATIONAL GROWTH          INTERNATIONAL DISCOVERY
                                               SHARES         AMOUNT         SHARES          AMOUNT

INVESTOR CLASS                                                   (IN THOUSANDS)
Year ended November 30, 2000
Shares Authorized ..........................   700,000                       250,000
                                            ============                  ============
Sold .......................................   443,376      $6,156,106        95,086      $1,732,937
Issued in reinvestment of distributions ....    13,028         174,814         4,876          79,167
Redeemed ...................................  (370,848)     (5,131,916)      (82,328)     (1,477,434)
                                            ------------   -------------  ------------  --------------
Net increase ...............................    85,556      $1,199,004        17,634      $  334,670
                                            ============   =============  ============  ==============
Year ended November 30, 1999
Shares Authorized ..........................   400,000                       220,000
                                            ============   =============  ============  ==============
Sold .......................................   320,765      $3,280,242        37,751        $438,699
Issued in reinvestment of distributions ....     4,146          38,366           292           2,684
Redeemed ...................................  (305,140)     (3,152,773)      (29,960)       (326,356)
                                            ------------   -------------  ------------  --------------
Net increase ...............................    19,771      $  165,835         8,083        $115,027
                                            ============   =============  ============  ==============

ADVISOR CLASS                                                    (IN THOUSANDS)
Year ended November 30, 2000
Shares Authorized ..........................    25,000                         5,000
                                            ============                  ============
Sold .......................................    25,892        $361,491            35            $661
Issued in reinvestment of distributions ....       240           3,225            --               5
Redeemed ...................................   (15,772)       (218,215)           (3)            (57)
                                            ------------   -------------  ------------  --------------
Net increase ...............................    10,360        $146,501            32            $609
                                            ============   =============  ============  ==============
Year ended November 30, 1999
Shares Authorized ..........................    50,000                        10,000
                                            ============                  ============
Sold .......................................     5,156         $53,457             9            $104
Issued in reinvestment of distributions ....        38             354           --  --
Redeemed ...................................    (2,817)        (29,358)           (6)            (72)
                                            ------------   -------------  ------------  --------------
Net increase ...............................     2,377         $24,453             3             $32
                                            ============   =============  ============  ==============

INSTITUTIONAL CLASS                                              (IN THOUSANDS)
Year ended November 30, 2000
Shares Authorized ..........................    75,000                        50,000
                                            ============                  ============
Sold .......................................    38,509        $543,237        11,937        $216,261
Issued in reinvestment of distributions ....       582           7,853           680          11,091
Redeemed ...................................   (18,461)       (254,105)       (6,971)       (123,261)
                                            ------------   -------------  ------------  --------------
Net increase ...............................    20,630        $296,985         5,646        $104,091
                                            ============   =============  ============  ==============
Year ended November 30, 1999
Shares Authorized ..........................    50,000                        25,000
                                            ============                  ============
Sold .......................................    12,802        $138,337         9,013         $98,171
Issued in reinvestment of distributions ....        29             268            25             229
Redeemed ...................................    (4,174)        (43,727)       (3,673)        (42,466)
                                            ------------   -------------  ------------  --------------
Net increase ...............................     8,657       $  94,878         5,365         $55,934
                                            ============   =============  ============  ==============


                                              www.americancentury.com        39


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

NOVEMBER 30, 2000

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)


                                                 EMERGING MARKETS                GLOBAL GROWTH
                                              SHARES         AMOUNT         SHARES          AMOUNT

INVESTOR CLASS                                                          (IN THOUSANDS)

Year ended November 30, 2000
Shares Authorized ..........................    50,000                       135,000
                                            ============                  ============
Sold .......................................    33,584        $221,776        83,150        $771,918
Issued in reinvestment of distributions ....        --              --         1,224          11,806
Redeemed ...................................  (31,733)        (202,566)      (65,208)       (589,533)
                                            ------------   -------------  ------------  --------------
Net increase ...............................     1,851         $19,210        19,166        $194,191
                                            ============   =============  ============  ==============
Year ended November 30, 1999
Shares Authorized ..........................   50,000                        220,000
                                            ============                  ============
Sold .......................................   21,920          $99,527        38,263        $226,492
Redeemed ...................................  (13,316)         (59,675)      (10,178)        (65,071)
                                            ------------   -------------  ------------  --------------
Net increase ...............................    8,604          $39,852        28,085        $161,421
                                            ============   =============  ============  ==============

ADVISOR CLASS                                                   (IN THOUSANDS)
Year ended November 30, 2000
Shares Authorized ..........................   12,500                         10,000
                                            ============                  ============
Sold .......................................      733           $5,581         1,882         $18,513
Issued in reinvestment of distributions ....       --               --            --               4
Redeemed ...................................     (713)          (5,403)       (1,861)        (18,332)
                                            ------------   -------------  ------------  --------------
Net increase ...............................       20             $178            21            $185
                                            ============   =============  ============  ==============
Period ended November 30, 1999(1)
Shares Authorized ..........................   12,500                         25,000
                                            ============                  ============
Sold .......................................       70             $328            15             $94
Redeemed ...................................      (44)            (204)           (1)             (7)
                                            ------------   -------------  ------------  --------------
Net increase ...............................       26             $124            14             $87
                                            ============   =============  ============  ==============

INSTITUTIONAL CLASS                                             (IN THOUSANDS)
Year ended November 30, 2000(2)
Shares Authorized ..........................   12,500                         10,000
                                            ============                  ============
Sold .......................................   10,429          $69,312           632          $6,142
Issued in reinvestment of distributions ....       --               --            --              --
Redeemed ...................................   (8,821)         (57,491)          (50)           (481)
                                            ------------   -------------  ------------  --------------
Net increase ...............................    1,608          $11,821           582          $5,661
                                            ============   =============  ============  ==============
Period ended November 30, 1999(3)
Shares Authorized ..........................   12,500                         25,000
                                            ============                  ============
Sold .......................................    2,934          $10,006
                                            ============   =============


(1)  May 12, 1999 (commencement of sale) through November 30, 1999 for
     Emerging Markets and February 5, 1999 (commencement of sale) through November 30, 1999 for Global Growth.

(2)  August 1, 2000 (commencement of sale) through November 30, 2000 for
     Global Growth.

(3)  January 28, 1999 (commencement of sale) through November 30, 1999 for
     Emerging Markets.


40    1-800-345-2021



Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2000

--------------------------------------------------------------------------------
5. BANK LOANS

    The funds, along with certain other funds managed by ACIM, have entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan
Bank. Effective December 19, 2000, the bank line of credit agreement changed to $520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended November 30, 2000.

                                                  www.americancentury.com    41

International Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                                FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
                                                                       Investor Class

                                              2000           1999          1998          1997          1996
PER-SHARE DATA

Net Asset Value, Beginning of Period ....... $13.02          $9.25         $9.22         $8.73         $7.51
                                           -----------   -----------   -----------   ------------  -----------
Income From Investment Operations
  Net Investment Income (Loss)(1) ..........  (0.02)         (0.01)         0.03            --(2)      (0.01)
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...............  (0.22)          3.95          1.31          1.41          1.24
                                           -----------   -----------   -----------   ------------  -----------
     Total From Investment Operations ......  (0.24)          3.94          1.34          1.41          1.23
                                           -----------   -----------   -----------   ------------  -----------
Distributions
  From Net Investment Income ...............  (0.01)         (0.02)        (0.03)           --         (0.01)
  In Excess of Net Investment Income .......     --             --            --            --            --
  From Net Realized Gains
  on Investment Transactions ...............  (0.72)         (0.15)        (1.28)        (0.92)           --
                                           -----------   -----------   -----------   ------------  -----------
  Total Distributions ......................  (0.73)         (0.17)        (1.31)        (0.92)        (0.01)
                                           -----------   -----------   -----------   ------------  -----------
Net Asset Value, End of Period ............. $12.05         $13.02         $9.25         $9.22         $8.73
                                           ===========   ===========   ===========   ============  ===========
  Total Return(3) ..........................  (2.47)%        43.22%        16.74%        18.12%        16.35%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ......................    1.20%         1.27%         1.33%      1.38%(4)      1.65%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets ......................  (0.16)%       (0.06)%         0.33%         0.04%       (0.07)%

Portfolio Turnover Rate ....................     116%          117%          190%          163%          158%

Net Assets, End of Period
  (in thousands) ..........................$4,455,433    $3,701,903    $2,448,162    $1,728,617    $1,342,608

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.

(4) American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.56% and 1.76% for the years ended November 30, 1997 and November 30, 1996, respectively.


42        1-800-345-2021                      See Notes to Financial Statements


International Growth--Financial Highlights
--------------------------------------------------------------------------------

                                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
                                                                           Advisor Class

                                                    2000          1999          1998          1997         1996(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ..........    $12.99        $9.24         $9.20         $8.72         $8.41
                                                ------------  -----------  ------------  -----------   -----------
Income From Investment Operations
  Net Investment Income (Loss)(2) .............     (0.05)       (0.04)           --(3)      (0.03)        (0.01)
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..................     (0.23)        3.94          1.33          1.43          0.32
                                                ------------  -----------  ------------  -----------   -----------
  Total From Investment Operations ............     (0.28)        3.90          1.33          1.40          0.31
                                                ------------  -----------  ------------  -----------   -----------
Distributions
  From Net Investment Income ..................        --(3)        --(3)      (0.01)           --            --
  In Excess of Net Investment Income ..........        --           --            --            --            --
  From Net Realized Gains
  on Investment Transactions ..................     (0.69)       (0.15)        (1.28)        (0.92)           --
                                                ------------  -----------  ------------  -----------   -----------
  Total Distributions .........................     (0.69)       (0.15)        (1.29)        (0.92)           --
                                                ------------  -----------  ------------  -----------   -----------
Net Asset Value, End of Period ................    $12.02       $12.99         $9.24         $9.20         $8.72
                                                ============  ===========  ============  ===========   ===========
  Total Return(4) .............................     (2.72)%      42.86%        16.58%        17.97%         3.69%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .........................       1.45%       1.52%         1.58%         1.63%      1.67%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets .........................     (0.41)%     (0.31)%         0.08%       (0.21)%    (0.76)%(5)

Portfolio Turnover Rate .......................        116%        117%          190%          163%       158%(6)

Net Assets, End of Period
(in thousands) ................................    $181,263     $61,317       $21,635        $9,111        $3,803


(1)  October 2, 1996 (commencement of sale) through November 30, 1996.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 1996.


See Notes to Financial Statements             www.americancentury.com        43


International Growth--Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
                                                                 Institutional Class

                                                    2000          1999          1998         1997(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ..........    $13.05         $9.28         $9.22         $9.26
                                                -----------   ------------  -----------   ------------
Income From Investment Operations
  Net Investment Income(2) ....................      0.01            --(3)       0.05            --(3)
  Net Realized and Unrealized Gain (Loss)
    on Investment Transactions ................     (0.24)         3.96          1.32         (0.04)
                                                -----------   ------------  -----------   ------------
  Total From Investment Operations ............     (0.23)         3.96          1.37         (0.04)
                                                -----------   ------------  -----------   ------------
Distributions
  From Net Investment Income ..................     (0.03)        (0.04)        (0.03)           --
  In Excess of Net Investment Income ..........        --            --            --            --
  From Net Realized Gains
    on Investment Transactions ................     (0.72)        (0.15)        (1.28)           --
                                                -----------   ------------  -----------   ------------
  Total Distributions .........................     (0.75)        (0.19)        (1.31)           --
                                                -----------   ------------  -----------   ------------
Net Asset Value, End of Period ................    $12.07        $13.05         $9.28         $9.22
                                                ===========   ============  ===========   ============
  Total Return(4) .............................    (2.35)%       43.40%        17.14%         (0.43)%
                                                ===========   ============  ===========   ============

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .........................      1.00%        1.07%         1.13%        1.18%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets ..................      0.04%        0.14%         0.53%      (0.53)%(5)

Portfolio Turnover Rate .......................       116%         117%          190%         163%(6)

Net Assets, End of Period
(in thousands) ................................   $371,255     $132,031       $13,562         $18,846


(1)  November 20, 1997 (commencement of sale) through November 30, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 1997.


44        1-800-345-2021                      See Notes to Financial Statements


International Discovery--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                                FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
                                                                      Investor Class

                                               2000          1999          1998          1997          1996
PER-SHARE DATA

Net Asset Value, Beginning of Period ......   $15.20         $9.24         $8.54         $7.60         $5.70
                                           -----------   -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income (Loss)(1) .........    (0.12)        (0.07)        (0.03)        (0.03)        (0.02)
  Net Realized and Unrealized Gain
  on Investment Transactions ..............     0.03          6.06          1.22          1.31          1.95
                                           -----------   -----------   -----------   -----------   -----------
  Total From Investment Operations ........    (0.09)         5.99          1.19          1.28          1.93
                                           -----------   -----------   -----------   -----------   -----------
Distributions

  From Net Investment Income ..............       --            --         (0.02)        (0.02)        (0.01)

  In Excess of Net Investment Income ......       --            --            --            --         (0.02)

  From Net Realized Gains
  on Investment Transactions ..............    (0.88)        (0.03)        (0.47)        (0.32)           --
                                           -----------   -----------   -----------   -----------   -----------
  Total Distributions .....................    (0.88)        (0.03)        (0.49)        (0.34)        (0.03)
                                           -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period ............   $14.23        $15.20         $9.24         $8.54         $7.60
                                           ===========   ===========   ===========   ===========   ===========
  Total Return(2) .........................    (1.27)%       65.12%        14.79%        17.76%        34.06%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .....................      1.36%        1.55%         1.64%      1.70%(3)      1.88%(3)

Ratio of Net Investment Loss
to Average Net Assets .....................    (0.64)%      (0.65)%       (0.36)%       (0.37)%       (0.31)%

Portfolio Turnover Rate ...................       113%         110%          178%          146%          130%

Net Assets, End of Period (in thousands) .. $1,568,872   $1,408,624      $781,551      $626,327      $377,128


(1)  Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

(3) American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective August 1, 1996 through July 30, 1997. In absence of the management fee waiver, the ratio of operating expenses to average net assets would have been 1.87% and 1.99% for the years ended November 30, 1997 and November 30, 1996, respectively.


See Notes to Financial Statements             www.americancentury.com        45


International Discovery--Financial Highlights
--------------------------------------------------------------------------------

                     FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
                                                                          Advisor Class

                                                                  2000          1999       1998(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period .........................   $15.14        $9.22       $10.10
                                                              -----------   ----------   -----------
Income From Investment Operations

  Net Investment Loss(2) .....................................   (0.12)        (0.07)       (0.02)

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..........................   (0.01)         6.02        (0.86)
                                                              -----------   ----------   -----------
  Total From Investment Operations ...........................   (0.13)         5.95        (0.88)
                                                              -----------   ----------   -----------
Distributions

  From Net Realized Gains on
  Investment Transactions ....................................   (0.84)        (0.03)          --
                                                              -----------   ----------   -----------
Net Asset Value, End of Period ...............................  $14.17        $15.14         $9.22
                                                              ===========   ==========   ===========
  Total Return(3) ............................................   (1.53)%       64.82%        (8.71)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ........................................     1.59%        1.80%       1.89%(4)

Ratio of Net Investment Loss
to Average Net Assets ........................................   (0.87)%      (0.90)%     (0.60)%(4)

Portfolio Turnover Rate ......................................      113%         110%        178%(5)

Net Assets, End of Period (in thousands) .....................      $509          $57            $11


(1)  April 28, 1998 (commencement of sale) through November 30, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 1998.


46        1-800-345-2021                      See Notes to Financial Statements


International Discovery--Financial Highlights
--------------------------------------------------------------------------------

                                                          FOR A SHARE OUTSTANDING THROUGHOUT THE
                                                       YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
                                                                       Institutional Class

                                                                 2000          1999      1998(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period .........................  $15.24        $9.25       $8.18
                                                              -----------  ----------  ----------
Income From Investment Operations

  Net Investment Loss(2) .....................................   (0.08)       (0.04)         --

  Net Realized and Unrealized Gain
  on Investment Transactions .................................    0.01         6.06        1.07
                                                              -----------  ----------  ----------
  Total From Investment Operations ...........................   (0.07)        6.02        1.07
                                                              -----------  ----------  ----------

Distributions

  From Net Realized Gains on
  Investment Transactions ....................................   (0.91)       (0.03)         --
                                                              -----------  ----------  ----------
Net Asset Value, End of Period ...............................  $14.26       $15.24       $9.25
                                                              ===========  ==========  ==========
  Total Return(3) ............................................  (1.13)%       65.37%      13.08%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............    1.16%        1.35%    1.44%(4)

Ratio of Net Investment Loss to Average Net Assets ...........  (0.44)%      (0.45)%       --(4)

Portfolio Turnover Rate ......................................     113%         110%     178%(5)

Net Assets, End of Period (in thousands) ..................... $250,930     $182,222     $60,918


(1)  January 2, 1998 (commencement of sale) through November 30, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 1998.


See Notes to Financial Statements             www.americancentury.com        47


Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                                      FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS
                                                               ENDED NOVEMBER 30 (EXCEPT AS NOTED)
                                                                  Investor Class

                                                   2000           1999         1998        1997(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ..........   $5.62          $3.49        $4.15         $5.00
                                               ----------     ----------   ----------    ----------
Income From Investment Operations

  Net Investment Loss(2) ......................   (0.06)         (0.01)         --(3)       (0.01)

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...........   (0.88)          2.14       (0.66)         (0.84)
                                               ----------     ----------   ----------    ----------
  Total From Investment Operations ............   (0.94)          2.13       (0.66)         (0.85)
                                               ----------     ----------   ----------    ----------

Net Asset Value, End of Period ................   $4.68          $5.62       $3.49          $4.15
                                               ==========     ==========   ==========    ==========


  Total Return(4) .............................  (16.73)%       61.03%      (15.90)%       (17.00)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets ............................     2.00%        2.00%        2.00%        2.00%(5)

Ratio of Net Investment Loss to
Average Net Assets ............................   (0.88)%      (0.33)%      (0.03)%      (0.74)%(5)

Portfolio Turnover Rate .......................      196%         168%         270%             36%

Net Assets, End of Period (in thousands) ......   $77,279      $82,359      $21,124         $11,830

(1)  September 30, 1997 (inception) through November 30, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

48        1-800-345-2021                      See Notes to Financial Statements


Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

                                        FOR A SHARE OUTSTANDING THROUGHOUT THE
                                     YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
                                                           Advisor Class

                                                        2000          1999(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ................   $5.61          $4.44
                                                     -----------    -----------
Income From Investment Operations

  Net Investment Loss(2) ............................   (0.08)            --(3)

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .................   (0.87)          1.17
                                                     -----------    -----------
  Total From Investment Operations ..................   (0.95)          1.17
                                                     -----------    -----------
Net Asset Value, End of Period ......................   $4.66          $5.61
                                                     ===========    ===========
  Total Return(4) ...................................  (16.93)%        26.35%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...............................     2.25%      2.25%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets ........................   (1.13)%      0.02%(5)

Portfolio Turnover Rate .............................      196%       168%(6)

Net Assets, End of Period (in thousands) ............      $212          $143


(1)  May 12, 1999 (commencement of sale) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 1999.


See Notes to Financial Statements             www.americancentury.com        49


Emerging Markets--Financial Highlights
--------------------------------------------------------------------------------

                                          FOR A SHARE OUTSTANDING THROUGHOUT THE
                                       YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
                                                          Institutional Class

                                                          2000         1999(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ................    $5.63          $3.39
                                                     -----------    ------------
Income From Investment Operations

  Net Investment Loss(2) ............................    (0.05)            --(3)

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .................    (0.88)          2.24
                                                     -----------    ------------
  Total From Investment Operations ..................    (0.93)          2.24
                                                     -----------    ------------
Net Asset Value, End of Period ......................    $4.70          $5.63
                                                     ===========    ============

  Total Return(4) ...................................   (16.52)%        66.08%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...............................      1.80%      1.80%(5)

Ratio of Net Investment Loss
to Average Net Assets ...............................    (0.68)%    (0.05)%(5)

Portfolio Turnover Rate .............................       196%       168%(6)

Net Assets, End of Period (in thousands) ............   $21,330        $16,507

(1)  January 28, 1999 (commencement of sale) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 1999.


50        1-800-345-2021                      See Notes to Financial Statements


Global Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                             FOR A SHARE OUTSTANDING THROUGHOUT
                                                    THE YEARS ENDED NOVEMBER 30
                                                             Investor Class

                                                          2000         1999(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ................    $8.33         $5.00
                                                     -----------    -----------
Income From Investment Operations

  Net Investment Loss(2) ............................    (0.05)        (0.01)

  Net Realized and Unrealized Gain
  on Investment Transactions ........................     0.81          3.34
                                                     -----------    -----------
  Total From Investment Operations ..................     0.76          3.33
                                                     -----------    -----------
Distributions

  From Net Realized Gains on
  Investment Transactions ...........................    (0.36)           --
                                                     -----------    -----------
Net Asset Value, End of Period ......................    $8.73         $8.33
                                                     ===========    ===========
  Total Return(3) ...................................     8.81%        66.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...............................     1.30%         1.30%

Ratio of Net Investment Loss
to Average Net Assets ...............................   (0.48)%       (0.20)%

Portfolio Turnover Rate .............................      123%          133%

Net Assets, End of Period (in thousands) ............  $412,631      $233,823


(1)  December 1, 1998 (inception) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements             www.americancentury.com        51


Global Growth--Financial Highlights
--------------------------------------------------------------------------------

                                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS
                                           ENDED NOVEMBER 30 (EXCEPT AS NOTED)
                                                             Advisor Class

                                                          2000         1999(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ................    $8.31          $5.58
                                                     -----------    -----------
Income From Investment Operations

  Net Investment Loss(2) ............................    (0.06)         (0.03)

  Net Realized and Unrealized Gain
  on Investment Transactions ........................     0.82           2.76
                                                     -----------    -----------
  Total From Investment Operations ..................     0.76           2.73
                                                     -----------    -----------
Distributions

  From Net Realized Gains on
  Investment Transactions ...........................    (0.35)            --
                                                     -----------    -----------
Net Asset Value, End of Period ......................    $8.72          $8.31
                                                     ===========    ===========

  Total Return(3) ...................................     8.79%        48.92%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...............................     1.55%       1.55%(4)

Ratio of Net Investment Loss
to Average Net Assets ...............................   (0.73)%     (0.40)%(4)

Portfolio Turnover Rate .............................      123%        133%(5)

Net Assets, End of Period (in thousands) ............      $301           $112


(1)  February 5, 1999 (commencement of sale) through November 30, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 1999.


52        1-800-345-2021                      See Notes to Financial Statements


Global Growth--Financial Highlights
--------------------------------------------------------------------------------

                                             FOR A SHARE OUTSTANDING THROUGHOUT
                                                           THE PERIOD INDICATED
                                                                  Institutional
                                                                      Class
                                                                     2000(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period .............................   $9.73
                                                                  ------------
Income From Investment Operations

  Net Investment Loss(2) .........................................   (0.01)

  Net Realized and Unrealized Loss
  on Investment Transactions .....................................   (0.98)
                                                                  ------------
  Total From Investment Operations ...............................   (0.99)
                                                                  ------------
Net Asset Value, End of Period ...................................    $8.74
                                                                  ============
  Total Return(3) ................................................  (10.17)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ................  1.10%(4)

Ratio of Net Investment Loss to Average Net Assets ...............(0.43)%(4)

Portfolio Turnover Rate ..........................................   123%(5)

Net Assets, End of Period (in thousands) .........................    $5,090


(1)  August 1, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2000.


See Notes to Financial Statements             www.americancentury.com        53


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc:


  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of International Growth Fund, International Discovery Fund, Emerging Markets Fund and Global Growth Fund, (collectively the "Funds"), four of the six funds comprising American Century World Mutual Funds, Inc., as of November 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.


  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of International Growth Fund, International Discovery Fund, Emerging Markets Fund and Global Growth Fund as of November 30, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 8, 2001


54    1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                  www.americancentury.com    55


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies

     INTERNATIONAL GROWTH invests primarily in the equity securities of foreign companies. These companies will be located primarily in developed countries.

     INTERNATIONAL DISCOVERY invests primarily in the equity securities of small- to medium-sized foreign companies. To enable the fund to maintain its emphasis on small- to medium-sized growth companies, the fund closed to new investors on January 28, 2000. We continue to accept investments into existing accounts. The fund may experience greater share price fluctuation and short-term risk than International Growth.

     EMERGING MARKETS invests primarily in the equity securities of companies in emerging market countries. The companies may be located or principally traded in emerging market countries or may derive a significant portion of their business from emerging market countries. This fund may experience greater share price fluctuation and short-term risk than either International Growth or International Discovery.

     GLOBAL GROWTH invests primarily in equity securities of both U.S. and foreign companies. These companies will be primarily in developed countries.

     International investing involves special risks, including political instability and economic risk. Investing in emerging markets may accentuate these risks. Historically, share prices of small companies have been more volatile than those of large companies.

HOW CURRENCY RETURNS AFFECT  FUND PERFORMANCE

     For U.S. investors, the total return from international stocks includes the effects of currency fluctuations--the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains, and losses are converted into U.S. dollars.

     Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. As a result, the value of your investment could change based solely upon changes in the exchange rates between foreign currencies and the U.S. dollar. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. (The weakened foreign currency buys fewer dollars.) Conversely, the dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.)


[left margin]

PORTFOLIO MANAGERS

  International Growth
       HENRIK STRABO
       MARK KOPINSKI
========================================
  International Discovery
       HENRIK STRABO
       MARK KOPINSKI
       BRIAN BRADY
========================================
  Emerging Markets
       MARK KOPINSKI
       MIKE DONNELLY, CFA
========================================
  Global Growth
       HENRIK STRABO
       BRADLEY AMOILS


56    1-800-345-2021


Background Information
--------------------------------------------------------------------------------
                                                                    (Continued)

In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulations, currency devaluations and political developments.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE(reg.tm)), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices, MSCI EUROPE and MSCI FAR EAST, which measure stock performance in 14 European countries and four Asian countries, respectively.

     The MSCI EMERGING MARKETS FREE INDEX (EMF(reg.tm)) represents the performance of stocks in 26 emerging market countries in Europe, Latin America, and the Pacific Basin. Within this index is a narrower index, MSCI EMERGING LATIN AMERICA, which measures the performance of stocks in seven Latin American countries.

     The MSCI WORLD FREE INDEX represents the performance of stocks in developed market countries (including the United States) that are available for purchase by global investors.


                                                  www.americancentury.com    57


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 42-53.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.3 billion. This is Lipper's market capitalization breakpoint as of November 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2 billion and $8.3 billion. This is Lipper's market capitalization breakpoint as of November 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


58    1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2 billion. This is Lipper's market capitalization breakpoint as of November 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.


* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


                                                  www.americancentury.com    59


Notes
--------------------------------------------------------------------------------


60    1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0101                                  American Century Investment Services, Inc.
SH-ANN-23489                      (c)2000 American Century Services Corporation

[front cover]

November 30, 2000

AMERICAN CENTURY
Annual Report

Life Sciences
Technology

                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century



[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or events that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

            American Century' s fund performance reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

LIFE SCIENCES
(ALSIX)
--------------------------

TECHNOLOGY
(ATCIX)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.




Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr., and James E. Stowers III]

James E. Stowers, Jr., standing, with James E. Stowers III

     The steep correction in U.S. technology stocks that began last spring continued through the third and fourth quarters of 2000, leading to diminished returns for investors in American Century's Technology fund. However, what proved troublesome for technology investors worked in favor of those in our new Life Sciences fund; money leaving the volatile technology arena sought the earnings and relative stability of pharmaceutical and health care stocks. Life Sciences turned in positive results for its first five months in operation.

     Turning to corporate matters, in late December, Chase Manhattan Corp. completed its merger with J.P. Morgan & Co., Inc., which has been a substantial minority shareholder in American Century Companies, Inc., since 1998. Corporate control of American Century is not affected by this transaction. We are pleased to welcome Chase as a new shareholder in American Century, and look forward to working with J.P. Morgan Chase, as the new enterprise will be called, for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board duties and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation, working to develop the next generation of portfolio management technologies. However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/signature/                    /signature/
James E. Stowers, Jr.          James E. Stowers III
Founder and Chairman           Co-Chairman of the Board

[right margin]

                               Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
LIFE SCIENCES
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Portfolio at a Glance ..................................................    6
   Top Ten Holdings .......................................................    7
   Top Industries .........................................................    7
   Types of Investments ...................................................    8
   Schedule of Investments ................................................    9
TECHNOLOGY
   Performance Information ................................................   10
   Management Q&A .........................................................   11
   Portfolio at a Glance ..................................................   11
   Top Ten Holdings .......................................................   12
   Top Five Industries ....................................................   12
   Types of Investments ...................................................   13
   Schedule of Investments ................................................   14
FINANCIAL STATEMENTS
   Statement of Assets and Liabilities ....................................   16
   Statement of Operations ................................................   17
   Statement of Changes in Net Assets .....................................   18
   Notes to Financial Statements ..........................................   19
   Financial Highlights ...................................................   22
   Independent Auditors' Report ...........................................   28
OTHER INFORMATION
   Share Class and Retirement Account Information .........................   29
   Background Information
      Investment Philosophy and Policies ..................................   30
      Comparative Indices .................................................   30
      Portfolio Managers ..................................................   30
   Glossary ...............................................................   31


                                               www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Investors in American Century's newest sector funds contended with a volatile stock market over the period covered by this report.

* When the funds were introduced on June 30, 2000, technology, media, and telecommunications stocks were wilting amid signs that after more than 100 straight months of expansion, the U.S. economy was cooling.

* As corporate profit growth deteriorated over the summer, investors turned toward companies with predictable earnings and revenues, taking the Nasdaq Composite down more than 34% between the end of June and the end of November. The S&P 500 Index, representing the broad market, fell more than 9%. The Dow Jones Industrials managed a slight 0.31% gain.

LIFE SCIENCES

* Life Sciences is off to a good start. Since its inception on June 30, 2000, the fund has gained 5.60%, compared to the 7.11% gain recorded by its benchmark, the S&P SuperComposite 1500 Health Care Index.

* Hospitals and HMOs provided the best results. Changes in governmental regulations affecting these industries have created a better pricing environment and improving business prospects. Hospitals and HMOs have also benefited from the recent resolution of litigation and governmental investigations that had restrained both groups.

* Drug companies also added to returns. Scientific discovery in the area of human genome sequencing and the emergence of therapeutic proteins are creating opportunities in this dynamic sector.

* The fund's stake in selected companies that reported disappointing news detracted from performance. Pharmaceutical giant Eli Lilly, struggled after it lost patent protection on its leading drug, Prozac. Sepracor, a company developing an improved version of Prozac for Eli Lilly, declined similarly when Lilly stopped development.

* Several biotech and genomics holdings also detracted from performance. These shares fell sharply as investors became increasingly nervous and the markets grew more volatile.

TECHNOLOGY

* Technology launched in the midst of an inescapable market correction. Since its inception on June 30, 2000, the fund has declined 36.20%, compared to the 36.15% decrease for its benchmark, the Standard & Poor's SuperComposite 1500 Technology Index.

* Technology and telecommunications firms, the fund's universe, continued to labor through the correction that began in March. Investors abandoned Internet IPOs as one dot-com after another toppled. Dwindling demand for personal computers choked earnings for PC-makers, and stock prices tumbled.

* A similar story emerged for telecommunications. On the wireless side, sales forecasts for handsets missed expectations, and investors punished the industry leaders. Meanwhile, with a slowing economy came slower capital spending by large telecommunications firms, prompting a sell-off of the companies that supply them with equipment and technology.

* The malaise finally caught up to semiconductor firms as softer demand in the PC and wireless markets came back to the manufacturers in the form of flagging profits and slower growth.

[left margin]
                                LIFE SCIENCES(1)
                                    (ALSIX)
       TOTAL RETURNS:                                     AS OF 11/30/00
          5 Months                                              5.60%(2)
       INCEPTION DATE:                                           6/30/00
       NET ASSETS:                                     $237.2 million(3)

                                 TECHNOLOGY(1)
                                    (ATCIX)
       TOTAL RETURNS:                                     AS OF 11/30/00
          5 Months                                            -36.20%(2)
       INCEPTION DATE:                                           6/30/00
       NET ASSETS:                                     $203.8 million(3)

(1)    Investor Class.

(2)    Not annualized.

(3)    Includes Investor, Advisor, and Institutional classes.

Investment terms are defined in the Glossary on pages 31-32.


 2      1-800-345-2021


Market Perspective from James E. Stowers III and C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin and James E. Stowers III]

C. Kim Goodwin and James E. Stowers III, co-chief investment officers, U.S. growth equities

A VOLATILE FIVE MONTHS

     Investors in our new Life Sciences and Technology Funds have experienced some of the most volatile stock market conditions on record since the funds' introduction on June 30, 2000. Indeed, during the last five months, the Nasdaq Composite may have given new meaning to the term rollercoaster -- up 11% in August and down 22% in November.

     The headlines mainly belonged to technology, media, and telecommunications companies, which endured a dramatic and painful retreat. The damage wasn't limited just to dot-coms and start-ups, however. With the economy beginning to cool after more than 100 straight months of expansion, investors viewed industry leaders through a more discerning lens as well. When we closed our books at the end of November, they had taken the technology-heavy Nasdaq down 34%. The S&P 500, the broad indicator of the stock market's health, fell 9%, while the Dow Jones Industrials rose 0.31%.

TECHNOLOGY STOCKS IN 2000: THE BEST AND WORST OF TIMES

     In what now seems like a distant memory, investors entered 2000 still infatuated with "new economy" stocks, especially technology and telecommunications businesses. Still rising after a torrid 1999, the Nasdaq climbed 24% to a record high in early March, lifted by corporate tech spending, a flood of foreign money attracted by a strong U.S. economy, and high expectations. (The average investor expected his or her mutual fund to gain 18% in 2000.)

     By July, the Nasdaq had surrendered all but a few percentage points of its 2000 gain. By the end of November, we were caught in the claws of the steepest bear market in technology in memory.

     This tremendous swing in market psychology can be traced to a fundamental axiom that many investors, perhaps encouraged by several years of heady stock market gains and the gee-whiz potential of the Internet, either forgot or disregarded: Enthusiasm, hope, and speculation can drive stock valuations to dizzying levels, but it takes earnings to keep them there. Unfortunately, the stage was set for disappointment when the summer opened with a triple threat of rising short-term interest rates, escalating energy costs, and a weakening Euro weighing on corporate profits.

     As corporations rolled back spending plans for information technology, one bellwether technology company after another warned of slower growth, sending down valuations across their industries. Among the strongest tremors felt were in personal computers and software, which together account for the lion's share of corporate IT budgets. Worldwide PC shipments rose less than expected during the third quarter, and the share prices of market leaders were punished. Swept up in the undertow were suppliers of PC-related technology such as computer chips, circuit boards and electronic components.

(Continued)

[right margin]

MARKET RETURNS
FOR THE FIVE MONTHS ENDED NOVEMBER 30, 2000

S&P 500                                  -9.16%
S&P MIDCAP 400                            0.17%
RUSSELL 2000                            -13.32%
S&P SUPERCOMPOSITE 1500 TECHNOLOGY      -33.66%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE FIVE MONTHS ENDED NOVEMBER 30, 2000

[line chart - data below]

                  S&P            S&P          Russell     S&P SuperComposite
                  500        Mid-Cap 400        2000       1500 Technology

11/30/1999       $1.00          $1.00          $1.00            $1.00
12/30/1999       $1.00          $1.00          $1.00            $1.00
 1/30/2000       $1.00          $1.00          $1.00            $1.00
 2/29/2000       $1.00          $1.00          $1.00            $1.00
 3/30/2000       $1.00          $1.00          $1.00            $1.00
 4/30/2000       $1.00          $1.00          $1.00            $1.00
 5/30/2000       $1.00          $1.00          $1.00            $1.00
 6/30/2000       $1.00          $1.00          $1.00            $1.00
 7/30/2000       $0.98          $1.02          $0.97            $0.95
 8/30/2000       $1.05          $1.13          $1.04            $1.06
 9/30/2000       $0.99          $1.12          $1.01            $0.88
10/30/2000       $0.99          $1.08          $0.97            $0.83
11/30/2000       $0.91          $1.00          $0.87            $0.66


Value on 11/30/00
S&P 500                                   $0.91
S&P MIDCAP 400                            $1.00
RUSSELL 2000                              $0.87
S&P SUPERCOMPOSITE 1500 TECHNOLOGY        $0.66


                                               www.americancentury.com      3


Market Perspective
--------------------------------------------------------------------------------

                                                                    (Continued)

     On the telecommunications front, a relentless expansion of communications networks, fueled by the assumption that there would be no pause in the movement of businesses and consumers onto the Internet, finally pushed capacity ahead of demand. Simultaneously, slowing business activity and a lessened threat from dot-com competitors led many businesses to step back and reconsider their Internet strategies. That, in turn, led major telecom service providers to reduce the growth of their capital spending for 2001, endangering the earnings of merchants that supply them with equipment, components, and technology.

     A flagging economy and slowing earnings are more than enough pressure on technology stocks. With an uncertain presidential election added to the mix, investors concluded that there were no sanctuaries left. The average technology fund declined nearly 27% during November alone.

THE OPPORTUNITIES HAVE NOT CHANGED

     Where there's change -- as painful as it may be -- there's opportunity. Despite its dramatic downturn, technology will continue to play a key role in the global economy as companies continue to look for ways to boost productivity. The recent shakeout has not changed the fact that the Internet and other innovations related to it are still in their infancy. Technology will continue to shape the way people live and work around the world. We plan to continue seeking innovative, well-managed companies with solid earnings and revenues, ones with the ability and foresight to sustain their growth. This is the foundation of the investment strategy that drives the Technology Fund.

MIXED PERFORMANCE FOR LIFE-SCIENCES STOCKS

     As corporate profit growth deteriorated over the summer, nervous investors turned their focus toward companies with earnings that were more reasonably priced. In search of more predictable earnings and revenues, they moved into the health care sector, concentrating on pharmaceuticals, hospitals, and HMOs. The popularity of those areas was heightened by easing government regulations and the restoration of funding previously cut by the Balanced Budget Act of 1997. Their relative attractiveness was evident in Life Sciences' 19% gain for the third quarter (the 92 health/biotechnology funds tracked by Lipper Inc. had an average gain of 12%).

     Unfortunately, the fund's gain was pared in the fall as valuation- and earnings-conscious investors triggered a free-fall in technology stocks (the Nasdaq fell 29% in October and November alone). In the health care realm, high-P/E biotechnology firms were caught in the decline, especially those involved in forward-looking fields like genomics. As a result, Life Sciences lost 11% over the final two months of the period. Nonetheless, the fund provided investors with a positive return of 5.60% during one of the most volatile market stretches in years.

THE CUSP OF CHANGE

     Looking ahead, we think the life sciences sector is at the cusp of change and opportunity. Advances in genomics, new medical technology, and an aging population increasingly in need of drugs and healthcare services should drive the health care sector longer term. We will continue to apply our disciplined, bottom-up investment strategy to identify the most successful companies in this dynamic field.

[left margin]

MARKET RETURNS
FOR THE FIVE MONTHS ENDED NOVEMBER 30, 2000

S&P 500                                 -9.16%
S&P MIDCAP 400                           0.17%
RUSSELL 2000                           -13.32%
S&P SUPERCOMPOSITE 1500 HEALTH CARE      7.11%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE FIVE MONTHS ENDED NOVEMBER 30, 2000

[line chart - data below]

                  S&P            S&P          Russell     S&P SuperComposite
                  500        Mid-Cap 400        2000       1500 Health Care

11/30/1999       $1.00          $1.00          $1.00            $1.00
12/30/1999       $1.00          $1.00          $1.00            $1.00
 1/30/2000       $1.00          $1.00          $1.00            $1.00
 2/29/2000       $1.00          $1.00          $1.00            $1.00
 3/30/2000       $1.00          $1.00          $1.00            $1.00
 4/30/2000       $1.00          $1.00          $1.00            $1.00
 5/30/2000       $1.00          $1.00          $1.00            $1.00
 6/30/2000       $1.00          $1.00          $1.00            $1.00
 7/30/2000       $0.98          $1.02          $0.97            $0.95
 8/30/2000       $1.05          $1.13          $1.04            $0.96
 9/30/2000       $0.99          $1.12          $1.01            $1.01
10/30/2000       $0.99          $1.08          $0.97            $1.04
11/30/2000       $0.91          $1.00          $0.87            $1.07

Value on 11/30/00
S&P 500                                   $0.91
S&P MIDCAP 400                            $1.00
RUSSELL 2000                              $0.87
S&P SUPERCOMPOSITE 1500 TECHNOLOGY        $0.66


 4      1-800-345-2021


Life Sciences--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2000

                           INVESTOR CLASS                        ADVISOR CLASS                     INSTITUTIONAL CLASS
                        (INCEPTION 6/30/00)                  (INCEPTION 11/14/00)                   (INCEPTION 7/17/00)

                   LIFE      S&P SUPER-    S&P 500       LIFE      S&P SUPER-    S&P 500      LIFE      S&P SUPER-    S&P 500
                 SCIENCES    COMPOSITE                 SCIENCES    COMPOSITE                SCIENCES    COMPOSITE
                            1500 HEALTH                           1500 HEALTH                          1500 HEALTH
                               CARE                                  CARE                                 CARE

LIFE OF FUND(1)    5.60%       7.11%        -9.16%      -3.65%      3.08%(2)      -7.88%      0.38%     13.17%(3)     -7.72%

(1)  Not annualized.

(2)  Since 10/31/00, the date nearest the class's inception, for which data are available.

(3)  Since 7/31/00, the date nearest the class's inception, for which data are available.

See pages 30-32 for information about share classes, indices, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

[line chart - data below]

            Life Sciences       S&P SuperComposite      S&P 500 Index
                                 1500 Health Care
 6/30/2000     $10,000               $10,000               $10,000
 7/31/2000      $9,560                $9,465                $9,844
 8/31/2000     $11,160                $9,632               $10,455
 9/30/2000     $11,981               $10,093                $9,903
10/31/2000     $11,580               $10,391                $9,862
11/30/2000     $10,560               $10,711                $9,085


The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund. The S&P SuperComposite 1500 Health Care Index is provided for comparison. Life Sciences' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P SuperComposite 1500 Health Care Index do not. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                               www.americancentury.com      5


Life Sciences--Q&A
--------------------------------------------------------------------------------

[photo of Arnie Douville and Christy Turner]

     An interview with Arnie Douville and Christy Turner, portfolio managers on the Life Sciences investment team.

HOW HAS LIFE SCIENCES PERFORMED IN ITS FIRST FEW MONTHS OF OPERATION?

     The fund is off to a good start. Since its inception on June 30, 2000, Life Sciences has gained 5.60%, compared to the 7.11% gain recorded by its benchmark, the S&P SuperComposite 1500 Health Care Index. The S&P 500, considered representative of the broader market, fell 9.16% in the same time frame.

BECAUSE THIS IS THE FIRST REPORT TO INVESTORS, WILL YOU PROVIDE A REFRESHER ON THE FUND'S INVESTMENT STRATEGY?

     The Life Sciences investment team follows an earnings-oriented approach. In other words, we look for successful, growing companies that are demonstrating or have a high probability of demonstrating accelerating growth in their earnings and revenues. We also look for companies that experience a change in their business, such as entry into a new market, a new product or patent, that could stimulate future revenue and earnings acceleration and lead to positive investor perception. In addition, in contrast to many sector funds that invest in a specific industry or market sector, Life Sciences' investment reach is fairly broad. The fund invests in the most obvious types of health-oriented companies, such as hospitals, pharmaceutical firms, and health insurers, plus companies whose endeavors are less directly related to life sciences--such as medical software providers. As a result, we have a much larger investment sea in which to fish for portfolio candidates and can more broadly diversify the fund.

     To find the most attractive opportunities, we scan American Century's proprietary database of 1,200 publicly traded life sciences companies, seeking those demonstrating earnings and/or revenue acceleration that appears sustainable. In addition to conducting extensive financial analysis of the companies we consider for investment, we attend investment conferences, conduct on-site visits, and consult with industry experts and medical professionals. We also maintain regular contact with management from companies in which we invest

TURNING TO THE PORTFOLIO, WHERE DID YOU FIND YOUR BEST OPPORTUNITIES?

     As a group, hospitals and HMOs provided the best results in the last five months, as both areas benefited from favorable changes affecting their industries. First, there was improvement in the business prospects for many hospitals and HMOs, given an improved pricing environment and the resolution of litigation and government investigations that had weighed heavily on both groups. Hospitals and HMOs had previously languished under the Balanced Budget Act of 1997, which cut Medicare reimbursements. In 1999, the Budget Relief Act restored some of the funding, providing assistance to beleaguered facilities. By June 30, 2000, when Life

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"AS A GROUP, HOSPITALS AND HMOS PROVIDED THE BEST RESULTS IN THE
LAST FIVE MONTHS, AS BOTH AREAS BENEFITED FROM FAVORABLE CHANGES
AFFECTING THEIR INDUSTRIES."

PORTFOLIO AT A GLANCE
                                                                 11/30/00
NO. OF COMPANIES                                                    40
P/E RATIO                                                          44.1
MEDIAN MARKET                                                     $4.04
   CAPITALIZATION                                                BILLION
WEIGHTED MARKET                                                   $42.0
   CAPITALIZATION                                                BILLION
PORTFOLIO TURNOVER                                                64%(1)
EXPENSE RATIO (FOR INVESTOR CLASS)                              1.50%(2)

(1)    June 30, 2000 (inception) through November 30, 2000.

(2)    Annualized.

Investment terms are defined in the Glossary on pages 31-32.


 6      1-800-345-2021


Life Sciences--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

Sciences was launched, hospital and HMO revenues and earnings were showing tangible signs of acceleration. The second phase of the Budget Relief Act is expected to provide additional pricing power in 2001 and beyond.

     Since the fund's launch, our positions in these areas have accounted for up to 20% of the portfolio. Two of our investments in this area, HCA-The Healthcare Company and Wellpoint Health Network, were among our 10 largest contributors to performance.

COMPANIES THAT DEVELOP AND MANUFACTURE DRUGS CURRENTLY REPRESENT ABOUT 60% OF INVESTMENTS. WHAT HAS LED YOU TO CONCENTRATE THE PORTFOLIO IN THIS AREA?

     We're drawn to this group because of the high relative growth of traditional pharmaceutical companies and opportunities being created by the sequencing of the human genome and the emergence of therapeutic proteins.

     The drug industry is experiencing a dramatic change. Drug development in the past was conducted with a combination of good science and good luck. The recently completed sequencing of the human genome has forced the development of a new paradigm that should contribute greatly to our understanding of the human body and how it fights disease.

     Today, superior scientific instruments and information are coming together to transform the drug development process and create numerous investment opportunities. Diseases once untreatable with chemicals (pharmaceuticals) are now being effectively treated with antibodies and other biological compounds that mimic the body's defense system. Protein-based drugs such as Herceptin, Synagis, Rituxan, and Enbrel have already demonstrated success in treating disease and are generating significant revenues and earnings for the companies that brought them to market. In the next five years, many more of these types of drugs will enter the market, changing the way medicine is conducted. The companies creating this new paradigm and bringing new drugs to market are the investment opportunities we are taking advantage of now.

WHICH HOLDINGS SERVE AS YOUR BEST EXAMPLES?

     Enzon is a small firm that develops enhanced drugs for life-threatening diseases. Enzon owns the patent on a protein-binding process called pegylation, which, when used in conjunction with other agents, extends the period of time a drug remains potent in the body. Enzon licenses both its products and technologies and is currently partnering with Schering-Plough on the development and marketing of Peg Intron A plus Rebetron, a drug for treating Hepatitis C. This enhanced therapy is dramatically more effective than previous Hepatitis C drugs, is administered in fewer applications, and has fewer negative side effects. Enzon's shares rose 31% during the period and we sold the stock at a significant gain.

     Millennium Pharmaceuticals stands out among biopharmaceutical firms. Millennium develops drugs and conducts research aimed at speeding and improving the discovery and development of drugs, diagnostic products, and services. Millennium is intent on

[right margin]

TOP TEN HOLDINGS
                                                         % OF FUND INVESTMENTS
                                                                AS OF
                                                               11/30/00

PFIZER, INC.                                                     4.0%
AMERICAN HOME PRODUCTS CORP.                                     3.8%
MERCK & CO., INC.                                                3.7%
BAXTER INTERNATIONAL, INC.                                       3.6%
ABBOTT LABORATORIES                                              3.4%
ALZA CORP.                                                       3.4%
KING PHARMACEUTICALS, INC.                                       3.4%
IDEC PHARMACEUTICALS CORP.                                       3.3%
HCA - THE HEALTHCARE CO.                                         3.1%
AMGEN INC.                                                       3.0%

TOP INDUSTRIES
                                                         % OF FUND INVESTMENTS
                                                                AS OF
                                                               11/30/00

DRUGS                                                           59.8%
MEDICAL PROVIDERS & SERVICES                                    17.1%
MEDICAL PRODUCTS & SUPPLIES                                      9.2%


                                               www.americancentury.com      7


Life Sciences--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

becoming a commercially oriented pharmaceutical firm and is forming strategic alliances with major drug development companies. We purchased Millennium at a very attractive price and then sold it for a substantial gain when the stock appeared overvalued.

WHICH INDUSTRIES OR HOLDINGS WERE DISAPPOINTING?

     What didn't work for us during the period were stocks of selected companies that reported disappointing news. Specifically, our investment strategy drew us to leading pharmaceutical companies such as Eli Lilly. However, an unexpected announcement that the company would not be able to uphold a patent extension on its leading drug, Prozac, caused the stock to decline abruptly. Sepracor, a company developing an improved version of Prozac for Eli Lilly, declined similarly when Lilly stopped development. We have eliminated both holdings.

     In addition, several of the fund's biotech and genomics holdings also detracted from performance, retreating in the last five months from all-time highs. We believe that the recent biotech sell-off has been caused more by fears stemming from a volatile market environment than by problems with business prospects.

WHAT IS YOUR OUTLOOK FOR THE FUND IN THE MONTHS TO COME?

     We are optimistic. Several factors appear promising for life sciences investors--particularly ongoing advances in genomics and an aging population increasingly in need of medical care, drugs, and health care services. These needs, in combination with new scientific discoveries, should provide attractive investment opportunities for the fund in the months and years to come. We will continue to apply our disciplined, bottom-up strategy to identify the best opportunities available.

[left margin]

"SEVERAL FACTORS APPEAR PROMISING FOR LIFE SCIENCES INVESTORS -- PARTICULARLY ONGOING ADVANCES IN GENOMICS AND AN AGING POPULATION INCREASINGLY IN NEED OF MEDICAL CARE, DRUGS, AND HEALTH CARE SERVICES."

TYPES OF INVESTMENTS IN THE PORTFOLIO
                                                       AS OF NOVEMBER 30, 2000
* COMMON STOCKS                                                 86.1%
* TEMPORARY CASH INVESTMENTS                                    13.9%

[pie chart]


      1-800-345-2021


Life Sciences--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS - 86.1%

DRUGS - 59.8%
   103,000  Abgenix, Inc.(1)                            $                5,030,906
   101,000  Alkermes Inc.(1)                                             3,011,063
   200,000  Alza Corp.(1)                                                8,874,999
   163,000  American Home Products Corp.                                 9,800,374
   125,000  Amgen Inc.(1)                                                7,953,125
   100,000  Cambridge Antibody Technology
               Group PLC ORD(1)                                          4,204,045

    57,000  Cardinal Health, Inc.                                        5,696,438
    94,000  Celgene Corp.(1)                                             5,360,938
   200,000  Corvas International Inc.(1)                                 3,737,500
    66,000  Cubist Pharmaceuticals Inc.(1)                               2,142,938
    81,000  Genentech, Inc.(1)                                           5,513,063
    84,000  Human Genome Sciences, Inc.(1)                               5,218,500
    50,000  IDEC Pharmaceuticals Corp.(1)                                8,703,125
    85,000  ImClone Systems(1)                                           3,782,500
   166,000  Immunex Corp.(1)                                             6,167,938
   115,000  Immunogen Inc.(1)                                            2,892,969
    50,000  Inhale Therapeutic Systems Inc.(1)                           1,943,750
   180,000  King Pharmaceuticals, Inc.(1)                                8,775,000
   105,000  Merck & Co., Inc.                                            9,732,187
    75,000  Neose Technologies Inc.(1)                                   2,212,500
   234,000  Pfizer, Inc.                                                10,369,124
    65,000  Pharmaceutical Holders(1)                                    7,247,500
   140,000  Progenics Pharmaceuticals Inc.(1)                            3,281,250
    96,000  Protein Design Labs, Inc.(1)                                 7,413,000
    60,000  QLT PhotoTherapeutics Inc.(1)                                2,636,250
    87,000  Shire Pharmaceuticals Group
               PLC ADR(1)                                                3,972,094
   140,000  Serono SA(1)                                                 2,992,500
   125,000  Titan Pharmaceuticals, Inc.(1)                               4,500,000
    43,000  Trimeris Inc.(1)                                             2,932,063
                                                        --------------------------
                                                                       156,097,639
                                                        --------------------------

MEDICAL PRODUCTS & SUPPLIES - 9.2%
   163,000  Abbott Laboratories                                          8,975,188
    67,500  Applera Corp. - Applied
               Biosystems Group                                          5,577,188

   110,000  Baxter International, Inc.                                   9,521,874
                                                        --------------------------

                                                                        24,074,250
                                                        --------------------------

Shares                                                          Value
--------------------------------------------------------------------------------

MEDICAL  PROVIDERS & SERVICES - 17.1%
   150,000  Community Health Systems Inc.(1)            $                4,434,375
   196,000  HCA - The Healthcare Co.                                     8,121,750
   300,000  Health Management Associates, Inc.(1)                        6,393,750
   135,000  LifePoint Hospitals Inc.(1)                                  5,345,156
    73,000  Province Healthcare Co.(1)                                   2,694,156
   180,500  Tenet Healthcare Corp.                                       7,682,531
    70,000  Trigon Healthcare, Inc.(1)                                   5,018,125
    45,000  Wellpoint Health Networks Inc.(1)                            4,851,563
                                                        --------------------------

                                                                        44,541,406
                                                        --------------------------

TOTAL COMMON STOCKS                                                    224,713,295
                                                        --------------------------
  (Cost $226,384,237)

TEMPORARY CASH INVESTMENTS - 13.9%

    Repurchase Agreement, Deutsche Bank, (U.S.
       Treasury obligations), in a joint trading account
       at 6.45%, dated 11/30/00, due 12/1/00 (Delivery
       value $11,902,132)                                               11,900,000

    Repurchase Agreement, Goldman Sachs &
       Co., Inc., (U.S. Treasury obligations), in a joint
       trading account at 6.40%, dated 11/30/00, due
       12/1/00 (Delivery value $700,124)                                   700,000

    Repurchase Agreement, Morgan Stanley
       Group, Inc., (U.S. Treasury obligations), in a joint
       trading account at 6.40%, dated 11/30/00, due
       12/1/00 (Delivery value $11,902,116)                             11,900,000

    Repurchase Agreement, State Street Bank, (U.S.
       Treasury obligations), in a joint trading account
       at 6.44%, dated 11/30/00, due 12/1/00
       (Delivery value $11,902,129)                                     11,900,000
                                                        --------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                        36,400,000
                                                        --------------------------
   (Cost $36,400,000)

TOTAL INVESTMENT SECURITIES - 100.0%                    $              261,113,295
                                                        ==========================
   (Cost $262,784,237)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1) Non-income producing.


See Notes to Financial Statements              www.americancentury.com      9


Technology--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2000

                           INVESTOR CLASS                        ADVISOR CLASS                     INSTITUTIONAL CLASS
                        (INCEPTION 6/30/00)                   (INCEPTION 6/30/00)                   (INCEPTION 7/14/00)

                   LIFE      S&P SUPER-    S&P 500       LIFE      S&P SUPER-    S&P 500      LIFE      S&P SUPER-    S&P 500
                 SCIENCES    COMPOSITE                 SCIENCES    COMPOSITE                SCIENCES    COMPOSITE
                            1500 HEALTH                           1500 HEALTH                          1500 HEALTH
                               CARE                                  CARE                                 CARE

LIFE OF FUND(1)   -36.20%    -33.66%        -9.16%     -36.20%     -33.66%        -9.16%     -42.42%    -33.66%(2)    -9.16%(2)

(1)  Not annualized.

(2) Since 6/30/00, the date nearest the class's inception, for which data are available.

See pages 30-32 for information about share classes, indices, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

[line chart - data below]

              Technology       S&P SuperComposite      S&P 500 Index
                                 1500 Technology
 6/30/2000     $10,000               $10,000               $10,000
 7/31/2000      $9,700                $9,526                $9,844
 8/31/2000     $11,600               $10,624               $10,455
 9/30/2000     $10,860                $8,753                $9,903
10/31/2000      $9,280                $8,270                $9,862
11/30/2000      $6,380                $6,634                $9,085

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund. The S&P SuperComposite 1500 Technology Index is provided for comparison. Technology's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P SuperComposite 1500 Technology Index do not. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


 10      1-800-345-2021


Technology--Q&A
--------------------------------------------------------------------------------

[photo of Douglas Day and Christopher K. Boyd]

     An interview with Douglas Day and Christopher K. Boyd, portfolio managers on the Technology investment team.

HOW HAS TECHNOLOGY PERFORMED SINCE ITS INTRODUCTION ON JUNE 30, 2000?

     As fellow shareholders, we had hoped our first report to investors in Technology would contain better news. Unfortunately, the fund's first five months of activity have taken place in the midst of a major market correction that has been exceptionally hard on technology stocks. By November 30, Technology had declined 36.20% versus a 36.15% decrease for the 277 technology funds tracked by Lipper Inc. The technology-heavy Nasdaq Composite was down 34.50% over the same period, while the fund's benchmark, the Standard & Poor's SuperComposite 1500 Technology Index, suffered a 33.66% decrease.

     After posting positive performance for the third quarter (up 8.60%), mostly on the strength of selected investments in computer software and hardware businesses, we were hopeful that we had dodged the brunt of the tech carnage. But any remaining safe havens for technology investors caved in as well, taking Technology down substantially over the last two months of the period.

BEFORE TURNING TO YOUR PORTFOLIO, PLEASE REVIEW THE INVESTMENT APPROACH FOR AMERICAN CENTURY'S FIRST TECHNOLOGY-ORIENTED MUTUAL FUND.

     Technology seeks long-term growth by investing primarily in technology-related and telecommunications firms. We use a long-held equity investment approach developed by American Century's founder, James E. Stowers, Jr. This system, which is applied with great discipline, centers on identifying and owning successful companies, preferably firms whose earnings and revenues are growing at an accelerating rate.

THE STOCK MARKET'S MAJOR TECHNOLOGY INDEX, THE NASDAQ COMPOSITE, LOST MORE THAN A THIRD OF ITS VALUE IN FIVE MONTHS. WHAT ARE SOME OF THE FORCES BEHIND THAT REMARKABLE PULLBACK?

     Technology companies are, by nature, high-expectation stocks, and the Nasdaq's weighted average price-earnings ratio of 56 on March 10, the peak of the technology market, shows that investors expected technology businesses to continue generating strong earnings in 2000 and beyond. The coin has two sides, however: If any doubt creeps into those earnings expectations, valuations can fall in a hurry. This is precisely what happened. For the technology sector in particular, the year has been a story of disappointing earnings growth and falling valuations.

     The year opened with investors continuing to pursue untested Internet IPOs, hoping to get in on the ground floor of the next America Online or Yahoo!. This strategy worked until early March, when the Nasdaq was up 24%, its high point for the year. Unfortunately, many dot-com business models came under pressure, and investors were swiftly reminded that stock prices ultimately depend on earnings growth.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"OUR GOAL RIGHT NOW IS TO OWN WHAT WE CALL 'TENNIS BALLS' -- SUCCESSFUL COMPANIES WHOSE SHARES WILL BOUNCE BACK THE MOST WHEN THE TECHNOLOGY SECTOR EXPERIENCES ITS NEXT ADVANCE."

PORTFOLIO AT A GLANCE
                                                                 11/30/00
NO. OF COMPANIES                                                    57
P/E RATIO                                                          53.4
MEDIAN MARKET                                                     $5.74
   CAPITALIZATION                                                BILLION
WEIGHTED MARKET                                                   $36.3
   CAPITALIZATION                                                BILLION
PORTFOLIO TURNOVER                                                125%(1)
EXPENSE RATIO (FOR INVESTOR CLASS)                                1.50%(2)

(1)    June 30, 2000 (inception) through November 30, 2000.

(2)    Annualized.

Investment terms are defined in the Glossary on pages 31-32.


                                              www.americancentury.com      11


Technology--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     After enduring a 35% pullback in the Nasdaq from early March through late May, investors became hopeful that a recovery might occur in the personal computer (PC) industry. Demand for PCs had slowed in late 1999 and early 2000 as the world waited to get past Y2K, and corporations waited for Microsoft's launch of Windows 2000. By late spring and summer of 2000, share prices of PC bellwethers such as Intel, Gateway, Dell, and Microsoft rose as many PC-related companies reported solid quarterly results. Unfortunately, the recovery was short-lived, capped by Intel's disappointing earnings pre-announcement in late September.

     Meanwhile, earnings shortfalls were also appearing in the "wireless" sector. U.S. handset maker Motorola announced in early July that it would not reach its profitability target. In Europe, Ericsson reduced its sales forecast for wireless handsets, and Nokia surprised the market with lower expectations for the second half of its fiscal year. Investors punished the industry. Motorola fell 38% over the short period covered in this report, Nokia was down 20%, and Ericsson (a stock we did not own) declined 43%.

     As fall approached, investors wrestled with another uncertainty: Would the major telecommunications service providers be increasing capital expenditures in 2001? This uncertainty weighed most on providers of electronic equipment, such as Cisco, Nortel Networks, and Lucent, and their stocks tumbled.

     Semiconductors were among the last tech industries to show weakness when it became clear that customers, who had aggressively built inventory levels throughout the year, were beginning to experience end-market slowdowns. The softness first surfaced in computer chips used in wireless devices, spread to those found in PC-related components, and finally reached those used in telecommunications equipment.

     In sum, with the vigor of world economies--including the U.S. economy -- becoming more uncertain, the stock market became extraordinarily sensitive to earnings shortfalls, and one technology area after another got caught in the downdraft.

THAT SAID, WHAT APPROACH DO YOU TAKE WHEN NEARLY EVERY PART OF THE TECHNOLOGY SECTOR IS UNDER PRESSURE?

     First, we stick to our knitting -- seeking companies that are experiencing strong earnings growth. Our goal right now is to own what we call "tennis balls" -- successful companies whose shares will bounce back the most when the technology sector experiences its next advance.

     For example, we think the data storage end of the software industry holds long-term promise for technology investors. The University of California at Berkeley recently analyzed trends in digital data generation. According to its study, humanity has already accumulated 12 exebytes of information. An exebyte is a 1 followed by 18 zeros. The next 12 exebytes of information will be created in just three years! And it all must be stored.

     Our main investment in this area (and our largest holding) is EMC Corp. A provider of computer hardware, EMC is the leader in enterprise storage systems. Enterprise storage systems consist of hardware and software for the storage, management, protection, and sharing of electronic information.

     Veritas, our third-largest holding, is a leading supplier of storage management software, while Brocade Communications Systems is involved in storage area networks, or SANs. These networks are dedicated solely to data storage, and potentially represent an emerging shift from a server-based environment to a data-based one.

[left margin]

TOP TEN HOLDINGS
                                                         % OF FUND INVESTMENTS
                                                                AS OF
                                                               11/30/00
EMC CORP. (MASS.)                                                5.2%
QUALCOMM INC.                                                    4.7%
VERITAS SOFTWARE CORP.                                           4.4%
COMVERSE TECHNOLOGY INC.                                         4.0%
CHECK POINT TECHNOLOGIES LTD.                                    2.5%
NOKIA CORP.                                                      2.5%
SIEBEL SYSTEMS, INC.                                             2.3%
COX COMMUNICATIONS, INC.                                         2.3%
TRIQUINT SEMICONDUCTOR, INC.                                     2.3%
BROCADE COMMUNICATIONS SYSTEM                                    2.0%

TOP FIVE INDUSTRIES
                                                         % OF FUND INVESTMENTS
                                                                AS OF
                                                               11/30/00
COMPUTER SOFTWARE                                               21.9%
ELECTRICAL EQUIPMENT                                            21.6%
COMPUTER HARDWARE & BUSINESS MACHINES                           15.0%
SEMICONDUCTOR                                                   11.9%
WIRELESS TELECOMMUNICATIONS                                      8.6%


 12      1-800-345-2021


Technology--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

ELECTRICAL EQUIPMENT MANUFACTURERS ACCOUNT FOR NEARLY ONE-FOURTH OF TECHNOLOGY'S INVESTMENTS. WHAT ARE YOU FOCUSING ON IN THAT BROAD AREA?

     We've invested in a number of companies that are delivering the next generation of equipment for communications networks that make up the Internet backbone. We own well-known Cisco Systems, the leading provider of routers, next-generation switches, and, more recently, optical equipment, all designed to move Internet data to their ultimate destinations.

     Juniper Networks Inc. is also experiencing strong growth and gaining market share. This provider of electrical equipment focuses on the development of carrier-class routers for customers such as WorldCom. In addition, Juniper recently partnered with Ericsson to develop the next generation of equipment that will facilitate data communications between mobile phone and wireline networks. Ericsson estimates that by 2003 more people will be accessing the Internet with mobile devices than via personal computers.

SOFTWARE COMPANIES ACCOUNT FOR MORE THAN 20% OF TECHNOLOGY'S ASSETS. WHERE ARE YOU FINDING GROWTH IN THIS AREA?

     There is tremendous demand for telecommunications software, particularly on the wireless side of the industry. The ubiquitous use of cell phones is driving demand for software to support revenue-generating services such as voice mail, short data messages, and call-waiting. We have a significant investment in the leader in this field, Comverse Technology Inc., which has developed software used by more than 350 telecommunications companies.

WHICH TECHNOLOGY HOLDINGS STRUGGLED THE MOST DURING THIS VOLATILE PERIOD?

     Nortel Networks tops that list. Nortel is a leading manufacturer of electrical equipment, with an increasing focus on fiber-optic communications networks. The company's third-quarter sales lagged expectations, primarily due to a shortfall in its optical system sales. We sold our entire position and redeployed the money in companies that appeared to have better growth prospects.

WHAT WOULD YOU TELL INVESTORS WHO ARE CONSIDERING LEAVING THE FUND AFTER THIS DOWNTURN IN THE TECHNOLOGY SECTOR?

     We understand their frustration. We also had hoped for a better climate for technology stocks at the outset. Just the same, experience has taught us that it is not timing of the market, but time in the market, that leads to results. We hope our investors will give us the time to do a good job on their behalf.

     Our enthusiasm about the investment opportunities in the technology realm is undiminished. In just a few years, the marriage of communications and computers has dramatically changed the way we live, work, educate ourselves, communicate, and shop.

     For example, five years ago, five million people were on the Internet. Today the number is 200 million, and expected to be more than 500 million in three years. By that point, we will have anytime-anywhere access to the Web via cell phones and palm computers, and businesses and consumers will be providing and using Internet services that aren't even on the drawing board today.

     Whether it is the Internet, fiber optics, data storage, wireless, or new technologies that have yet to emerge, we think our investment approach of identifying the successful technology companies that are leading these changes will benefit all of us as investors over time.

[right margin]

"... EXPERIENCE HAS TAUGHT US THAT IT IS NOT TIMING OF THE MARKET, BUT TIME IN THE MARKET, THAT LEADS TO RESULTS."

TYPES OF INVESTMENTS IN THE PORTFOLIO
                                                       AS OF NOVEMBER 30, 2000
= COMMON STOCKS & FUTURES                                       92.6%
= TEMPORARY CASH INVESTMENTS                                     7.4%

[pie chart]


                                                  www.americancentury.com


Technology--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

Shares                                                          Value
--------------------------------------------------------------------------------

COMMON STOCKS - 90.1%

COMPUTER HARDWARE & BUSINESS MACHINES - 15.0%
    21,900  Brocade Communications System(1)           $                3,678,515
   287,100  Concurrent Computer Corp.(1)                                2,821,654
   130,600  EMC Corp. (Mass.)(1)                                        9,713,374
    19,500  Emulex Corp.(1)                                             2,266,266
    39,600  Extreme Networks, Inc.(1)                                   2,033,213
    37,300  JNI Corp.(1)                                                1,488,503
    50,000  Palm Inc.(1)                                                1,810,938
    26,800  Qlogic Corp.(1)                                             2,169,963
    28,600  Sun Microsystems, Inc.(1)                                   2,175,388
                                                       --------------------------
                                                                       28,157,814
                                                       --------------------------

COMPUTER SOFTWARE - 21.9%
    62,000  BEA Systems, Inc.(1)                                        3,628,937
    45,900  Check Point Software
               Technologies Ltd.(1)                                     4,711,921
    57,800  Gemstar - TV Guide
               International Inc.(1)                                    2,355,350
    27,900  i2 Technologies, Inc.(1)                                    2,693,222
    30,600  Informatica Corp.(1)                                        2,140,088
    37,300  Macrovision Corp.(1)                                        1,538,625
    47,700  Mercury Interactive Corp.(1)                                3,209,316
    23,400  Micromuse Inc.(1)                                           2,049,694
    29,900  Nuance Communications(1)                                      909,147
    50,000  Openwave Systems Inc.(1)                                    2,279,688
    67,400  Rational Software Corp.(1)                                  2,125,206
    49,200  Retek Inc.(1)                                               1,025,513
    62,100  Siebel Systems, Inc.(1)                                     4,337,296
    84,500  Veritas Software Corp.(1)                                   8,241,390
                                                       --------------------------
                                                                      41,245,393
                                                       --------------------------

ELECTRICAL EQUIPMENT - 21.6%

    93,400  Advanced Fibre
               Communications, Inc.(1)                                  2,407,969
    46,700  CIENA Corp.(1)                                              3,543,363
    72,100  Cisco Systems Inc.(1)                                       3,449,534
    87,400  Comverse Technology, Inc.(1)                                7,535,518
    62,600  Corvis Corp.(1)                                             1,801,706
   137,000  Finisar Corporation(1)                                      3,189,531
    29,400  Juniper Networks, Inc.(1)                                   3,664,893
    58,600  Mcdata Corp.(1)                                             3,190,038
    49,200  Oni Systems Corp.(1)                                        2,152,500
    70,300  POWER-ONE INC.(1)                                           2,970,175
    63,100  Powerwave Technologies, Inc.(1)                             3,107,675
   109,800  REMEC, Inc.(1)                                              1,485,731
    50,700  Sycamore Networks, Inc.(1)                                  2,099,297
                                                        -------------------------
                                                                       40,597,930
                                                        -------------------------

Shares                                                         Value
-------------------------------------------------------------------------------

INFORMATION SERVICES - 1.6%
    42,700  StorageNetworks, Inc.(1)                    $               1,254,313
    53,900  Wireless Facilities, Inc.(1)                                1,721,431
                                                        -------------------------
                                                                        2,975,744
                                                        -------------------------

INTERNET - 3.7%
    52,000  Art Technology Group, Inc.(1)                                1,496,625
    81,500  Commerce One, Inc.(1)                                        2,345,672
    59,900  FreeMarkets, Inc.(1)                                         1,918,672
   109,400  Liberate Technologies, Inc.(1)                               1,162,375
                                                        --------------------------
                                                                         6,923,344
                                                        --------------------------

MEDIA - 4.2%
    93,500  Comcast Corp. Cl A(1)                                        3,596,828
   108,200  Cox Communications, Inc. Cl A(1)                             4,307,713
                                                        --------------------------
                                                                         7,904,541
                                                        --------------------------

SEMICONDUCTOR - 11.9%
    42,300  Analog Devices, Inc.(1)                                       2,099,138
    59,900  Applied Micro Circuits Corp.(1)                               2,903,278
    16,400  Elantec Semiconductor Inc.(1)                                   617,563
   108,000  Exar Corp.(1)                                                 2,710,125
    42,900  Linear Technology Corp.                                       2,031,047
    32,800  PMC-Sierra, Inc.(1)                                           3,022,725
    56,000  Sawtek Inc.(1)                                                2,877,000
    10,200  SDL, Inc.(1)                                                  1,853,850
   128,400  TriQuint Semiconductor, Inc.(1)                               4,241,212
                                                         --------------------------
                                                                         22,355,938
                                                         --------------------------

TELEPHONE - 1.6%

    77,200  Qwest Communications
               International Inc.(1)                                      2,914,300
                                                         --------------------------

WIRELESS TELECOMMUNICATIONS - 8.6%
    82,500  American Tower Corp. Cl A(1)                                  2,485,313
   110,200  Nokia Corp. Cl A ADR                                          4,711,050
   110,400  QUALCOMM Inc.(1)                                              8,863,050
                                                         --------------------------
                                                                         16,059,413
                                                         --------------------------

TOTAL COMMON STOCKS                                                     169,134,417
                                                         --------------------------
   (Cost $224,409,683)

TEMPORARY CASH INVESTMENTS* - 9.9%

    Repurchase Agreement, Deutsche Bank, (U.S.
       Treasury obligations), in a joint trading
       account at 6.45%, dated 11/30/00,
       due 12/1/00 (Delivery value $10,301,845)                          10,300,000

    Repurchase Agreement, State Street Bank,
       (U.S. Treasury obligations), in a joint trading
       account at 6.44%, dated 11/30/00,
       due 12/1/00 (Delivery value $8,201,467)                            8,200,000
                                                         --------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                         18,500,000
                                                         --------------------------
   (Cost $18,500,000)

TOTAL INVESTMENT SECURITIES - 100.0%                                   $187,634,417
                                                         ==========================
   (Cost $242,909,683)


 14           1-800-345-2021                  See Notes to Financial Statements


Technology--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

NOVEMBER 30, 2000

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

 FUTURES CONTRACTS

                      Expiration         Underlying Face          Unrealized
   Purchased             Date            Amount at Value             Loss
---------------------------------------------------------------------------------

 18 NASDAQ 100         December
   Futures               2000               $4,554,000           $(1,161,134)
                                         ========================================

*Futures contracts typically are based on a stock index, such as the NASDAQ, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 7.4% of total investment securities.


See Notes to Financial Statements             www.americancentury.com      15


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

NOVEMBER 30, 2000

                                             LIFE SCIENCES         TECHNOLOGY

ASSETS

Investment securities, at value
(identified cost of $262,784,237 and
$242,909,683, respectively) (Note 3) ....... $261,113,295         $187,634,417

Cash .......................................      183,262              393,655

Receivable for investments sold ............    7,035,641           15,223,403

Receivable for capital shares sold .........       69,447              300,377

Receivable for variation margin
on futures contracts .......................           --              567,000

Dividends and interest receivable ..........       71,620                3,312
                                           --------------       --------------
                                              268,473,265          204,122,164
                                           --------------       --------------

LIABILITIES

Payable for investments purchased ..........   31,009,026                   --

Accrued management fees (Note 2) ...........      305,361              308,171

Distribution fees payable (Note 2) .........            1                   10

Service fees payable (Note 2) ..............            1                   10

Payable for directors' fees and expenses ...          113                  115

Accrued expenses and other liabilities .....          110                  180
                                           --------------       --------------

                                               31,314,612              308,486
                                           --------------       --------------

Net Assets ................................. $237,158,653         $203,813,678
                                           ==============       ==============

NET ASSETS CONSIST OF:

Capital (par value and paid in surplus) .... $233,321,510         $318,311,580

Accumulated undistributed net
realized gain (loss) on investment .........    5,508,085         (58,061,502)

Net unrealized depreciation on
investments (Note 3) .......................   (1,670,942)        (56,436,400)
                                           --------------       --------------
                                             $237,158,653         $203,813,678
                                           ==============       ==============

Investor Class, $0.01 Par Value
Net assets ................................. $233,785,196         $195,776,218
Shares outstanding .........................   44,297,264           61,356,785
Net asset value per share ..................        $5.28                $3.19

Advisor Class, $0.01 Par Value
Net assets .................................      $10,775              $42,879
Shares outstanding .........................        2,042               13,455
Net asset value per share ..................        $5.28                $3.19

Institutional Class, $0.01 Par Value
Net assets .................................   $3,362,682           $7,994,581
Shares outstanding .........................      636,712            2,505,072
Net asset value per share ..................        $5.28                $3.19


 16          1-800-345-2021                   See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE PERIOD JUNE 30, 2000 (INCEPTION) THROUGH NOVEMBER 30, 2000

                                            LIFE SCIENCES         TECHNOLOGY

INVESTMENT LOSS

Investment Income:

Interest ................................    $   314,411      $        673,192

Dividends ...............................        153,632                 7,596
                                          --------------        --------------
                                                 468,043               680,788
                                          --------------        --------------

Expenses: (Note 2)

Management fees .........................      1,263,624             1,523,329

Distribution fees -- Advisor Class ......              1                    55

Service fees -- Advisor Class ...........              1                    55

Directors' fees and expenses ............            381                   456
                                          --------------        --------------
                                               1,264,007             1,523,895
                                          --------------        --------------

Net investment loss .....................       (795,964)            (843,107)
                                          --------------        --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)

Net realized gain (loss) on Investments .      6,304,049          (58,061,502)

Change in net unrealized depreciation
on Investments ..........................     (1,670,942)         (56,436,400)
                                          --------------        --------------

Net realized and unrealized gain
(loss) on investments ...................      4,633,107         (114,497,902)
                                          --------------        --------------

Net Increase (Decrease) in Net Assets
Resulting from Operations ...............     $3,837,143        $(115,341,009)
                                          ==============        ==============


See Notes to Financial Statements         www.americancentury.com          17


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the reporting period. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page), income and capital gain distributions, and shareholder investments and redemptions.

FOR THE PERIOD JUNE 30, 2000 (INCEPTION) THROUGH NOVEMBER 30, 2000

Increase in Net Assets

                                            LIFE SCIENCES         TECHNOLOGY

                                                2000                 2000
OPERATIONS

Net investment loss ...................... $    (795,964)       $    (843,107)

Net realized gain (loss) on investments ..     6,304,049          (58,061,502)

Change in net unrealized depreciation
on investments ...........................    (1,670,942)         (56,436,400)
                                          --------------       --------------

Net increase (decrease) in net assets
resulting from operations ................     3,837,143         (115,341,009)
                                          --------------        --------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from
capital share transactions ...............   233,321,510           319,154,687
                                          --------------        --------------

Net increase in net assets ...............   237,158,653           203,813,678

NET ASSETS

Beginning of period ......................            --                    --
                                          --------------        --------------

End of period ............................  $237,158,653          $203,813,678
                                          ==============        ==============


 18          1-800-345-2021                  See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 2000

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Life Sciences (Life) and Technology (Technology) are two of the six series of funds issued by the corporation. The funds are non-diversified under the 1940 Act. The funds' investment objective is to seek capital growth by investing primarily in equity securities. Life generally invests in companies that engage in the business of providing products and services that help promote health and wellness while Technology invests in companies with business operations in the technology and telecommunications related sectors. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS --The funds are authorized to issue three classes of shares:
Investor Class, Advisor Class, and Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At November 30, 2000, Technology had accumulated net realized capital loss carryovers for federal income tax purposes of $31,520,837 (expiring in 2008) which may be used to offset future taxable gains.

    For the one month period ended November 30, 2000, Life and Technology incurred net capital losses of $133,576 and $13,912,436, respectively. The funds have elected to treat such losses as having been incurred in the following fiscal year.


                                              www.americancentury.com      19


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

NOVEMBER 30, 2000

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month.

                            INVESTOR            ADVISOR           INSTITUTIONAL
                             CLASS               CLASS               CLASS

FUND AVERAGE NET ASSETS

First $1 billion ...........  1.50%               1.25%               1.30%

Over $1 billion ............  1.30%               1.05%               1.10%

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the funds under the plan during the period ended Novemer 30, 2000, were $2 for Life and $110 for Technology.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the period ended November 30, 2000, for Life and Technology were $350,546,700 and $593,742,236, respectively. Sales of investment securities, excluding short-term investments, for the period ended November 30, 2000, were $130,616,089 and $312,903,705, respectively.

    At November 30, 2000, accumulated net unrealized depreciation for Life and Technology was $2,050,722 and $69,064,630, respectively, based on the aggregate cost of investments for federal income tax purposes of $263,164,017 and $256,699,047, respectively. Accumulated net unrealized depreciation consisted of unrealized appreciation of $16,822,329 and $1,718,653 or Life and Technology, respectively, and unrealized depreciation of $18,873,050 and $70,783,283, respectively.


 20      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

NOVEMBER 30, 2000

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                      LIFE SCIENCES                        TECHNOLOGY

                                  SHARES          AMOUNT              SHARES        AMOUNT
INVESTOR CLASS
Shares Authorized ............    100,000,000                       125,000,000
                               ==============                    ==============
Period ended November 30, 2000(1)
Sold .........................     48,275,373    $251,081,941       68,273,288      $338,505,729
Redeemed .....................     (3,978,109)    (21,223,189)      (6,916,503)     (31,984,533)
                               --------------  --------------   --------------    --------------
Net increase .................     44,297,264    $229,858,752       61,356,785      $306,521,196

ADVISOR CLASS
Shares Authorized ............     10,000,000                        10,000,000
                               ==============                    ==============
Period ended November 30, 2000(2)
Sold .........................          2,042         $11,177           13,455           $64,888
                               --------------  --------------   --------------    --------------
Net increase .................          2,042         $11,177           13,455           $64,888
                               ==============  ==============   ==============    ==============

INSTITUTIONAL CLASS
Shares Authorized ............     10,000,000                        10,000,000
                               ==============                    ==============
Period ended November 30, 2000(3)
Sold .........................        733,326      $3,978,769        2,613,279       $13,114,498
Redeemed .....................        (96,614)       (527,188)        (108,207)        (545,895)
                               --------------  --------------   --------------    --------------
Net increase .................        636,712      $3,451,581        2,505,072       $12,568,603
                               ==============  ==============   ==============    ==============

(1)  June 30, 2000 (inception) through November 30, 2000.

(2) November 14, 2000 (commencement of sale) through November 30, 2000 for Life Sciences. June 30, 2000 (commencement of sale) through November 30, 2000 for Technology.

(3) July 17, 2000 (commencement of sale) through November 30, 2000 for Life Sciences. July 14, 2000 (commencement of sale) through November 30, 2000 for Technology.

--------------------------------------------------------------------------------
5. BANK LOANS

    Effective December 19, 2000, the funds, along with certain other funds managed by ACIM, entered into an unsecured $520,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%.


                                             www.americancentury.com      21


Life Sciences--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                 Investor Class
                                                                        2000(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period .................................   $5.00
                                                                       ---------
Income From Investment Operations
  Net Investment Loss(2) .............................................   (0.02)
  Net Realized and Unrealized Gain on Investment Transactions ........    0.30
                                                                       ---------
  Total From Investment Operations ...................................    0.28
                                                                       ---------
Net Asset Value, End of Period .......................................   $5.28
                                                                       =========
  Total Return(3) ....................................................    5.60%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .................... 1.50%(4)
Ratio of Net Investment Loss to Average Net Assets ..................(0.95)%(4)
Portfolio Turnover Rate ..............................................      64%
Net Assets, End of Period (in thousands) ............................. $233,785

(1)  June 30, 2000 (inception) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


 22          1-800-345-2021                  See Notes to Financial Statements


Life Sciences--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                   Advisor Class
                                                                        2000(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ..................................  $5.48
                                                                       ---------
Income From Investment Operations
  Net Investment Income(2) ............................................    --(3)
  Net Realized and Unrealized Loss on Investment Transactions .........  (0.20)
                                                                       ---------
  Total From Investment Operations ....................................  (0.20)
                                                                       ---------
Net Asset Value, End of Period ........................................  $5.28
                                                                       =========
  Total Return(4) .....................................................  (3.65)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ..................... 1.75%(5)
Ratio of Net Investment Loss to Average Net Assets ...................(0.99)%(5)
Portfolio Turnover Rate ...............................................   64%(6)
Net Assets, End of Period (in thousands) ..............................     $11

(1)  November 14, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period June 30, 2000 (inception of fund) through November 30, 2000.


See Notes to Financial Statements            www.americancentury.com      23


Life Sciences--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                            Institutional Class
                                                                        2000(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ................................    $5.26
                                                                       ---------
Income From Investment Operations
  Net Investment Loss(2) ............................................    (0.02)
  Net Realized and Unrealized Gain on Investment Transactions .......     0.04
                                                                       ---------
  Total From Investment Operations ..................................     0.02
                                                                       ---------
Net Asset Value, End of Period ......................................    $5.28
                                                                       =========
  Total Return(3) ...................................................     0.38%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...................   1.30%(4)
Ratio of Net Investment Loss to Average Net Assets .................. (0.80)%(4)
Portfolio Turnover Rate .............................................     64%(5)
Net Assets, End of Period (in thousands) ............................    $3,363

(1)  July 17, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period June 30, 2000 (inception of fund) through November 30, 2000.


 24          1-800-345-2021                  See Notes to Financial Statements


Technology--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                 Investor Class
                                                                        2000(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period .................................   $5.00
                                                                       ---------
Income From Investment Operations
  Net Investment Loss(2) .............................................   (0.02)
  Net Realized and Unrealized Loss on Investment Transactions ........   (1.79)
                                                                       ---------
  Total From Investment Operations ...................................   (1.81)
                                                                       ---------
Net Asset Value, End of Period .......................................   $3.19
                                                                       =========
  Total Return(3) ....................................................  (36.20)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ....................  1.50%(4)
Ratio of Net Investment Loss to Average Net Assets ...................(0.83)%(4)
Portfolio Turnover Rate ..............................................     125%
Net Assets, End of Period (in thousands) ............................. $195,776

(1)  June 30, 2000 (inception) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements             www.americancentury.com      25


Technology--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                  Advisor Class
                                                                        2000(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period .................................   $5.00
                                                                       ---------
Income From Investment Operations
  Net Investment Loss(2) .............................................   (0.02)
  Net Realized and Unrealized Loss on Investment Transactions ........   (1.79)
                                                                       ---------
  Total From Investment Operations ...................................   (1.81)
                                                                       ---------
Net Asset Value, End of Period .......................................   $3.19
                                                                       =========
  Total Return(3) ....................................................  (36.20)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ....................  1.75%(4)
Ratio of Net Investment Loss to Average Net Assets ...................(1.08)%(4)
Portfolio Turnover Rate ..............................................     125%
Net Assets, End of Period (in thousands) .............................      $43

(1)  June 30, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


 26          1-800-345-2021                   See Notes to Financial Statements


Technology--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                            Institutional Class
                                                                        2000(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .................................   $5.54
                                                                       ---------
Income From Investment Operations
  Net Investment Loss(2) .............................................   (0.01)
  Net Realized and Unrealized Loss on Investment Transactions ........   (2.34)
                                                                       ---------
  Total From Investment Operations ...................................   (2.35)
                                                                       ---------
Net Asset Value, End of Period .......................................   $3.19
                                                                       =========
  Total Return(3) ....................................................  (42.42)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ....................  1.30%(4)
Ratio of Net Investment Loss to Average Net Assets ...................(0.70)%(4)
Portfolio Turnover Rate ..............................................   125%(5)
Net Assets, End of Period (in thousands) .............................   $7,995

(1)  July 14, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period June 30, 2000 (inception of fund) through November 30, 2000.


See Notes to Financial Statements             www.americancentury.com      27


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,

American Century World Mutual Funds, Inc:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Life Sciences Fund and Technology Fund (collectively the "Funds"), two of the funds comprising American Century World Mutual Funds, Inc., as of November 30, 2000, and the related statements of operations and changes in net assets for the period June 30, 2000 (inception) through November 30, 2000 and the financial highlights for the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Life Sciences Fund and Technology Fund as of November 30, 2000, the results of their operations and the changes in their net assets for the period then ended, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 8, 2001


 28      1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class, and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans, or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                             www.americancentury.com      29


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers six "specialty" funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of the respective industries. Due to the limited focus of these funds, they may experience greater volatility than funds with a broader investment strategy. They are not intended to serve as a complete investment program by themselves.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY TECHNOLOGY looks for stocks of growing U.S. and foreign companies with business operations in the technology and telecommunications-related sectors. These companies include those that the fund managers believe will benefit significantly from advances or improvements in technology.

     AMERICAN CENTURY LIFE SCIENCES looks for stocks of growing U.S. and foreign companies that engage in the business of providing products and services that help promote personal health and wellness.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The S&P SUPERCOMPOSITE 1500, a combination of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indices, provides a broad representation of the entire U.S. market, representing 87% of total U.S. equity market capitalization.

     STANDARD & POOR'S SUPERCOMPOSITE 1500 HEALTH CARE INDEX -- Those constituents of the S&P SuperComposite 1500 that are classified under the health care economic sector make up the S&P SuperComposite 1500 Health Care Index. Nine industry groups comprise the health care economic sector: Biotechnology; Health Care (Diversified, Drugs-Generic & Other, Drugs-Major Pharmaceuticals, Hospital Management, Long-Term Care, Managed Care, Medical Products & Supplies, and Specialized Services).

     STANDARD & POOR'S SUPERCOMPOSITE 1500 TECHNOLOGY INDEX -- Those constituents that are classified under the technology economic sector of the S&P SuperComposite 1500 make up the S&P SuperComposite 1500 Technology Index. Thirteen industry groups comprise the technology economic sector: Communication Equipment; Computers (Hardware, Networking, Peripherals, and Software & Services); Electronics (Component Distributors, Defense, Instrumentation, and Semiconductors); Photography/Imaging; Equipment (Semiconductor); Services (Computer Systems and Data Processing).

[left margin]

PORTFOLIO MANAGERS

  Technology
       CHRISTOPHER K. BOYD, CFA
       DOUGLAS DAY

  Life Sciences
       ARNOLD DOUVILLE
       CHRISTY TURNER, CPA, CFA


 30      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 22-27.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.3 billion. This is Lipper's market capitalization breakpoint as of November 30, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2 billion and $8.3 billion. This is Lipper's market capitalization breakpoint as of November 30, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


                                             www.americancentury.com      31


Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2 billion. This is Lipper's market capitalization breakpoint as of November 30, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


 32      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0101                                 American Century Investment Services, Inc.
SH-ANN-23490                      (c)2001 American Century Services Corporation